Table of Contents
                               ASB Holding Company
                             Bloomfield, New Jersey

Reasons for this Updated Appraisal                                                                                1
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Introduction                                                                                                      2
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1.  Overview and Financial Analysis                                                                               4
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   GENERAL OVERVIEW                                                                                               4
   HISTORY                                                                                                        4
   STRATEGIC DIRECTION                                                                                            5
   BALANCE SHEET TRENDS                                                                                           6
   LOAN PORTFOLIO                                                                                                 8
   INVESTMENTS                                                                                                   11
   INVESTMENTS AND MORTGAGE-BACKED SECURITIES                                                                    12
   ASSET QUALITY                                                                                                 13
   FUNDING COMPOSITION                                                                                           16
   ASSET/LIABILITY MANAGEMENT                                                                                    18
   NET WORTH AND CAPITAL                                                                                         19
   INCOME AND EXPENSE TRENDS                                                                                     20
   LEGAL PROCEEDINGS                                                                                             25
   SUBSIDIARIES                                                                                                  25


2.  Market Area Analysis                                                                                         26
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   MARKET AREA DEMOGRAPHICS                                                                                      26
   MARKET AREA DEPOSIT CHARACTERISTICS                                                                           29


3.  Comparisons With Publicly Traded Thrifts                                                                     31
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   INTRODUCTION                                                                                                  31
   SELECTION SCREENS                                                                                             31
   SELECTION CRITERIA                                                                                            32


4.  Market Value Determination                                                                                   36
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   COMPARABLE GROUP ADJUSTMENTS                                                                                  36
   BALANCE SHEET STRENGTH                                                                                        38

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

   ASSET QUALITY                                                                                                 42
   EARNINGS QUALITY, PREDICTABILITY AND GROWTH                                                                   43
   DIVIDENDS                                                                                                     47
   LIQUIDITY OF THE ISSUE                                                                                        49
   RECENT REGULATORY MATTERS                                                                                     51
   MARKET FOR SEASONED THRIFT STOCKS                                                                             52
   ACQUISITION MARKET                                                                                            59
   ADJUSTMENTS TO VALUE IN RELATION TO THE COMPARABLE GROUP                                                      61


5.  Other Factors                                                                                                62
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   MANAGEMENT                                                                                                    62
   MARKET AREA                                                                                                   63
   OFFERING SIZE                                                                                                 70
   ADJUSTMENTS TO VALUE IN RELATION TO OTHER FACTORS                                                             71


6.  Market for MHC Stocks                                                                                        72
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   HISTORICAL MHC PERFORMANCE                                                                                    72
   MHC REMUTUALIZATIONS                                                                                          74
   COMPARABLE MHC TRADING MULTIPLES                                                                              75
   MHC CONVERSIONS                                                                                               76
   MHC VALUE IN RELATION TO OTHER MHCS                                                                           80
   FULL OFFERING VALUE IN RELATION TO COMPARABLES                                                                82
   VALUATION CONCLUSION                                                                                          84

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

                                 List of Figures
                               ASB Holding Company
                             Bloomfield, New Jersey

Figure 1 - Current Facilities List                                                                                4
Figure 2 - Asset and Retained Earnings Chart                                                                      6
Figure 3 - Key Balance Sheet Data                                                                                 7
Figure 4 - Key Ratios                                                                                             7
Figure 5 - Net Loans Receivable Chart                                                                             8
Figure 6 - Loan Mix as of March 31, 2003 Chart                                                                    9
Figure 7 - Loan Mix                                                                                              10
Figure 8 - Securities Chart                                                                                      11
Figure 9 - Investment Mix                                                                                        12
Figure 10 - Asset Quality Chart                                                                                  13
Figure 11 - Non-Performing Loans                                                                                 14
Figure 12 - Allowance for Possible Loan and Lease Losses Chart                                                   15
Figure 13 - Deposit and Borrowing Trend Chart                                                                    16
Figure 14 - Deposit Mix                                                                                          17
Figure 15 - Net Portfolio Value                                                                                  18
Figure 16 - Capital analysis                                                                                     19
Figure 17 - Net Income Chart                                                                                     20
Figure 18 - Average Yields and Costs                                                                             21
Figure 19 - Spread and Margin Chart                                                                              22
Figure 20 - Income Statement Trends                                                                              23
Figure 21 - Profitability Trend chart                                                                            24
Figure 22 - Population Demographics                                                                              27
Figure 23 - Household Characteristics                                                                            28
Figure 24 - Cedar Grove Market Share                                                                             29
Figure 25 - Bloomfield Market Share                                                                              30
Figure 26 - Comparable Group                                                                                     32
Figure 27 - Key Financial Indicators                                                                             35
Figure 28 - Key Balance Sheet Data                                                                               38
Figure 29 - Balance Sheet Growth Data                                                                            39
Figure 30 - Capital Data                                                                                         40
Figure 31 - Asset Quality Table                                                                                  42
Figure 32 - Net Income Trend                                                                                     44
Figure 33 - Profitability Data                                                                                   45
Figure 34 - Income Statement Data                                                                                46
Figure 35 - Dividend Data                                                                                        48
Figure 36 - Market Capitalization Data                                                                           49
Figure 37 - Trading Multiples of Fully Converted Thrifts to Pink Sheet Thrifts                                   50
Figure 38 - Trading Multiples of MHC Thrifts to MHC Pink Sheet Thrifts                                           50
Figure 39 - SNL Thrift Index Chart                                                                               52
Figure 40 - Historical SNL Index                                                                                 53
Figure 41 - Equity Indices                                                                                       55
Figure 42 - Historical Market Indices                                                                            56
Figure 43 - Historical Rates                                                                                     57
Figure 44 - Change in Market For Thrift Stocks                                                                   58
Figure 45 - Deals for Last THIRTY-THREE Quarters                                                                 59
Figure 46 - Deal Multiples                                                                                       60
Figure 47 -New Jersey Thrift Deals Since Announced After 2000                                                    60

-------------------------------------------------------------------------------------------------------------------


Figure 48 - County Demographic Data                                                                              64
Figure 49 - Branch Performance                                                                                   65
Figure 50 - Branch Performance by County                                                                         68
Figure 51 - New Jersey relative to the Industry                                                                  69
Figure 52 - Industry Multiples By Market Capitalization                                                          70
Figure 53 - SNL MHC Index                                                                                        72
Figure 54 - MHC Remutualizations                                                                                 74
Figure 55 - Comparable Pink Sheet MHCs                                                                           75
Figure 56 - MHC Pink Sheet Liquidity Discount                                                                    75
Figure 57 - MHC Reorganizations (Since 1/1/99) Pro Forma Data                                                    76
Figure 58 - MHC Reorganizations Price Appreciation                                                               77
Figure 59 - Pending MHC Applications                                                                             78
Figure 60 - Value Range MHC Offering Data                                                                        80
Figure 61 - Value Range MHC Offering Data                                                                        80
Figure 62 - Comparable MHC Pricing Multiples to the Bank's Pro forma Midpoint                                    81
Figure 63 - Comparable MHC Pricing Multiples to the Bank's Pro forma Super maximum                               81
Figure 64 - Value Range - Full Offering                                                                          82
Figure 65 - Full Offering Pricing Multiples                                                                      83
Figure 66 - Comparable Full Offering Pricing Multiples to the Bank's Pro Forma Midpoint                          83
Figure 67 - Comparable Full Offering Pricing Multiples to the Bank's Pro Forma Supermaximum                      83

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

                                List of Exhibits
                               ASB Holding Company
                             Bloomfield, New Jersey

   Exhibit
--------------

1.   Profile of FinPro, Inc.

2.   Statements of Financial Condition

3.   Statements of Income

4.   TFR Reconciliation

5.   Statements of Retained Earnings

6.   Statements of Cash Flows

7.   Selected Financial Data

8.   Industry Multiples


9.   Industry Multiples by Size

10.  Industry Pink Sheet Multiples

11.  MHC Conversions 1999 to Date

12.  Appraisal Pro Forma March 31, 2003 - Full Offering 12 Months

13.  Appraisal Pro Forma March 31, 2003 - MHC Offering 12 Months

14.  Offering Circular Pro Forma September 30, 2002 - MHC Offering 12 Months

15.  Offering Circular Pro Forma March 31, 2003 - MHC Offering 6 Months

--------------------------------------------------------------------------------

Conversion Valuation Appraisal Report                               Page:  1 - 1
================================================================================


Reasons for this Updated Appraisal

On May 9, 2003, FinPro prepared its initial independent appraisal of ASB Holding Company. Since that time, accounting changes have been made to the balance sheet of American Savings Bank to reflect an adjustment to the allowance for loan and lease losses. This adjustment resulted in a material decrease in the Banks ALLL and corresponding increase to the Banks equity.

Additionally, since the date of the initial appraisal, market multiples for thrift stocks has increased. In light of these changes, FinPro has prepared this updated appraisal.

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Introduction

This report represents FinPro, Inc.'s ("FinPro") independent appraisal of the estimated pro forma market value of the common stock (the "Common Stock") of ASB Holding Company (the "Company") in connection with the issuance of 30% of the outstanding common stock of the Company. American Savings, MHC will own the remainder of the common stock of the Company after the stock issuance.

In compiling the pro formas, FinPro relied upon the assumptions provided by the Bank and its agents. The pro forma assumptions are as follows:

o    30.00% of the stock will be offered to the public,
o    the stock will be issued at $10 per share,
o    the conversion expenses will be $580 thousand,
o there will be an 8% ESOP funded internally, amortized over 10 years straight-line,
o there will be a MRP equal to 2% of the total shares, amortized over 5 years straight-line,
o    the tax rate is assumed at 39.94%, and
o the net proceeds will be invested at the three year treasury rate of 1.25% after tax.

It is our understanding that the Company will offer its stock in a subscription and community offering to Eligible Account Holders, to the Employee Plans, to Supplemental Eligible Account Holders of the Bank, and to Other Members. This appraisal has been prepared in accordance with the "Guidelines for Appraisal Reports for the Valuation of Savings and Loan Associations Converting from Mutual to Stock Form of Organization" of the Office of Thrift Supervision ("OTS") which have been adopted in practice by the Federal Deposit Insurance Corporation ("FDIC"), including the most recent revisions as of October 21, 1994, and applicable regulatory interpretations thereof.

In the course of preparing our report, we reviewed the financial statements of the Bank's operations for the six months ended March 31, 2003, and the Bank's audited financials for the years ended September 30, 2002 and September 30, 2001. We also reviewed the Bank's Application for Approval of Conversion including the Proxy Statement and the Company's Form MHC-2 registration statement as filed with the Securities and Exchange Commission ("SEC"). We have conducted due diligence analysis of the Bank and the Company (hereinafter, collectively referred to as "the Bank") and held due diligence related discussions with the Bank's management and board of directors, as well as Crowe Chizek and Company LLC (the Bank's independent auditor), Milestone Advisors, LLC (the Bank's underwriter), and Malizia Spidi & Fisch, PC (the Bank's special counsel). The valuation parameters set forth in the appraisal were predicated on these discussions but all conclusions related to the valuation were reached and made independent of such discussions.

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Where appropriate, we considered information based upon other publicly available sources, which we believe to be reliable; however, we cannot guarantee the accuracy or completeness of such information. We visited the Bank's primary market area and reviewed the market area economic condition. We also reviewed the competitive environment in which the Bank operates and its relative strengths and weaknesses. We compared the Bank's performance with selected publicly traded thrift institutions. We reviewed conditions in the securities markets in general and in the market for savings institutions in particular. Our analysis included a review of the estimated effects of the Conversion of the Bank on the operations and expected financial performance as they related to the Bank's estimated pro forma value.

In preparing our valuation, we relied upon and assumed the accuracy and completeness of financial and other information provided to us by the Bank and its independent accountants. We did not independently verify the financial statements and other information provided by the Bank and its independent accountants, nor did we independently value any of the Bank's assets or liabilities. This estimated valuation considers the Bank only as a going concern and should not be considered as an indication of its liquidation value.

Our valuation is not intended, and must not be construed, to be a recommendation of any kind as the advisability of purchasing shares of Common Stock in the stock issuance. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of Common Stock in the stock issuance will thereafter be able to sell such shares at prices related to the foregoing valuation of the pro forma market value thereof. FinPro is not a seller of securities within the meaning of any federal or state securities laws. Any report prepared by FinPro shall not be used as an offer or solicitation with respect to the purchase or sale of any securities.

The estimated valuation herein will be updated as appropriate. These updates will consider, among other factors, any developments or changes in the Bank's financial condition, operating performance, management policies and procedures and current conditions in the securities market for thrift institution common stock. Should any such developments or changes, in our opinion, be material to the estimated pro forma market value of the Bank, appropriate adjustments to the estimated pro forma market value will be made. The reasons for any such adjustments will be explained at that time.

Conversion Valuation Appraisal Report                               Page:  1 - 4
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1.  Overview and Financial Analysis

        ------------------------------
            GENERAL OVERVIEW
        ------------------------------

The Bank, after the stock issue, will be a federally charted mutual holding company. As of March 31, 2003, the Bank had $360.6 million in total assets, $275.9 million in deposits, $242.1 million in net loans and $22.2 million in equity. The following table details the Bank's facilities as of March 31, 2003.

                       FIGURE 1 - CURRENT FACILITIES LIST

                                [GRAPHIC OMITTED]



                                 HISTORY



American Savings Bank of NJ was originally founded in 1919 as the American-Polish Building & Loan Association of Bloomfield, New Jersey. It became a state-chartered savings and loan association in 1948 and converted to a federally chartered savings bank in 1995. American Savings Bank's deposits are fully insured by the Savings Association Insurance Fund ("SAIF") as administered by the Federal Deposit Insurance Corporation ("FDIC"). American Savings Bank is regulated by the Office of Thrift Supervision ("OTS") and the FDIC.

Conversion Valuation Appraisal Report                               Page:  1 - 5
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                           STRATEGIC DIRECTION



The Bank's current strategy seeks to continue the growth of the last several years. The highlights of the Bank's growth strategy include increasing the
Bank's volume of loan originations and the size of its loan portfolio and expanding the Bank's branch office network over the next several years. The Bank intends to continue its current mix of deposit and loan products, with the latter continuing to consist primarily of residential mortgages and multi-family, commercial and other real estate mortgages. The Bank may seek to expand our business beyond traditional retail banking to include other financial products such as annuities. In addition to expanding the core banking business through internal growth, the Bank may also consider expansion opportunities such as the acquisition of other financial institutions.

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                           BALANCE SHEET TRENDS



The Bank's balance sheet increased by $102.4 million, or 39.64%, from $258.2 million at September 30, 2001 to $360.6 million at March 31, 2003.

Equity has increased $2.0 million from $20.2 million at September 30, 2001 to $22.2 million at March 31, 2003. At March 31, 2003, the equity to assets ratio was 6.15%.



                  FIGURE 2 - ASSET AND RETAINED EARNINGS CHART

Source:  Offering Prospectus



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Conversion Valuation Appraisal Report                               Page:  1 - 7
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The following  tables set forth  certain  information  concerning  the financial position of the Bank along with selected ratios at the dates indicated.

                        FIGURE 3 - KEY BALANCE SHEET DATA

--------------------------------------------------------------------------------
                                          At March 31,       At September 30,
                                                         -----------------------
                                              2003           2002        2001
--------------------------------------------------------------------------------
Selected Financial Condition Data:       $ in thousands
                                      ------------------------------------------

Assets                                   $ 360,562       $ 334,879    $ 258,208
Cash and cash equivalents                    6,903          17,330       22,109
Loans recievable, net                      242,122         208,374      166,322
Securities available-for-sale               93,648          90,134       52,022

Securities held-to-maturity                  4,130           6,970       10,187
FHLB stock                                   2,900           2,200        2,300
Deposits                                   275,857         264,587      188,828
Total borrowings                            57,000          44,000       46,000
Total equity                                22,175          21,872       20,155
--------------------------------------------------------------------------------



Source:  Offering Prospectus

                              FIGURE 4 - KEY RATIOS

------------------------------------------------------------------------------------------------------------------------------------
                                                                        At or For the Six Months Ended   At or For the Fiscal Year
Selected Ratios and Other Data:                                               Ended March 31,              Ended September 30,
                                                                     ------------------------------------------------------------
                                                                              2003       2002                2002          2001
                                                                     ------------------------------------------------------------

Performance Ratios:
Return on average assets                                                      0.36%      0.57%               0.63%         0.68%
Return on average equity                                                      5.89%      8.31%               9.30%         8.28%
Net interest rate spread                                                      2.24%      2.53%               2.63%         2.49%
Net interest  margin on average earning assets                                2.55%      2.94%               3.00%         3.10%
Average interest-earning assets to average interest-bearing liabilities     111.54%    113.02%             112.30%       115.01%

Operating expense ratio                                                       1.94%      2.14%               2.09%         2.16%
Efficiency ratio                                                             72.25%     70.30%              67.15%        66.80%

Asset Quality Ratios:
Nonperforming loans to total loans, net                                       0.22%      0.27%               0.27%         0.36%
Nonperforming assets to total assets                                          0.15%      0.16%               0.17%         0.24%
Net chargeoffs to average loans outstanding                                   0.00%      0.00%               0.00%         0.00%
Allowance for loan losses to non-performing loans                           232.22%    320.72%             195.96%       160.67%
Allowance for loan losses to total loans                                      0.51%      0.53%               0.53%         0.58%

Capital Ratios:
Equity to total assets at end of period                                       6.15%      6.61%               6.53%         7.81%
Average equity to average assets                                              6.14%      6.91%               6.78%         8.24%
---------------------------------------------------------------------------------------------------------------------------------

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                               Page:  1 - 8
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                              LOAN PORTFOLIO



The Bank's loan portfolio has increased by $75.8 million from September 30, 2001 to March 31, 2003. As a percent of assets, the loan portfolio has increased from 64.41% at September 30, 2001 to 67.15% at March 31, 2003.

                      FIGURE 5 - NET LOANS RECEIVABLE CHART


Source:  Offering Prospectus

Conversion Valuation Appraisal Report                               Page:  1 - 9
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The Bank is primarily a 1-4 family residential lender.

                 FIGURE 6 - LOAN MIX AS OF MARCH 31, 2003 CHART


                                [GRAPHIC OMITTED]

Source:  Offering Prospectus

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The loan mix has shifted towards  residential and commercial loans and away from construction loans.

                               FIGURE 7 - LOAN MIX

----------------------------------------------------------------------------------------------------------------------------------
                                                   At March 31,                                At September 30,
                                                   -------------------------------------------------------------------------------
                                                       2003                       2002                      2001
----------------------------------------------------------------------------------------------------------------------------------
                                                      Amount    Percent of Total Amount    Percent of TotalAmount Percent of Total
                                                   -------------------------------------------------------------------------------
                                                                                   $ in thousands
                                                   -------------------------------------------------------------------------------
Type of Loans:
Mortgage Loans (1-4 family)                           $ 200,498         82.6%    $ 167,564        79.0%    $ 131,513        76.2%
Mortgage Loans (multi-family,commercial, and other)      29,946         12.3%       29,503        13.9%       24,903        14.4%
Mortgage Loans (construction)                               832          0.3%        4,875         2.3%        9,402         5.5%
Consumer                                                    720          0.3%          795         0.4%          540         0.3%
Home Equity                                               8,458          3.5%        6,904         3.3%        5,863         3.4%
Commercial                                                2,441          1.0%        2,298         1.1%          417         0.2%
                                                   -------------------------------------------------------------------------------
      Total Loans                                       242,895        100.0%      211,939       100.0%      172,638       100.0%

Less:
Allowance for loan losses                                (1,247)                    (1,117)                   (1,009)
Net deferred organization fees                              855                        673                       532
Loan in process                                            (381)                    (3,121)                   (5,839)
                                                   -------------------------------------------------------------------------------
       Total Loans, net                                 242,122                    208,374                   166,322
----------------------------------------------------------------------------------------------------------------------------------

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 11
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                               INVESTMENTS



The Bank's mortgage-backed securities and investment portfolio increased $35.6 million from $62.2 million at September 30, 2001 to $97.8 million at March 31, 2003.

                           FIGURE 8 - SECURITIES CHART


                                [GRAPHIC OMITTED]

Source:  Offering Prospectus

Note:The available for sale securities are shown at fair value and the held to maturity securities are shown at amortized cost.

Conversion Valuation Appraisal Report                              Page:  1 - 12
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                INVESTMENTS AND MORTGAGE-BACKED SECURITIES



The  Bank  currently  invests  in  mortgage-backed  securities,   collateralized
mortgage obligations ("CMOs") and government agency notes. The following table illustrates the Bank's investment portfolio.

                            FIGURE 9 - INVESTMENT MIX


--------------------------------------------------------------------------------
                                                  At March 31,  At September 30,
                                                 -------------------------------
                                                      2003      2002      2001
--------------------------------------------------------------------------------
                                                      $ in thousands
                                                 -------------------------------
Securities held to maturity
Government National Mortgage Association             $ 605     $ 711   $ 1,137
Federal Home Loan Mortgage Corporation               1,294     2,343     3,190
Federal National Mortgage Association                2,231     3,916     5,860
                                                 -------------------------------
Total securities held to maturity                    4,130     6,970    10,187
                                                 -------------------------------

Securities available for sale
U.S. government and federal agency obligation        6,532         -         -
Mortgage-backed non-agency obligations              15,214    19,177    30,580
Government National Mortgage Association             2,629     5,298       770
Federal Home Loan Mortgage Corporation              42,537    37,704     9,454
Federal National Mortgage Association               16,746    17,955    11,218
Mutual Fund                                          9,990    10,000         0
                                                 -------------------------------
Total securities available for sale                 93,648    90,134    52,022
                                                 -------------------------------
Total                                             $ 97,778  $ 97,104  $ 62,209
--------------------------------------------------------------------------------



Source:  Offering Prospectus

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                              ASSET QUALITY



The Bank's level of nonperforming loans has decreased from $628 thousand at September 30, 2001 to $537 thousand at March 31, 2003. At March 31, 2003, the total nonperforming assets to total assets ratio was 0.15% down from 0.24% at September 30, 2001.

                         FIGURE 10 - ASSET QUALITY CHART


                                [GRAPHIC OMITTED]

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 14
================================================================================


At March 31, 2003, the Bank's non-performing loan to net loan ratio was 0.22% and the non-performing assets to total assets ratio was 0.15%.

                        FIGURE 11 - NON-PERFORMING LOANS

               -----------------------------------------------------------------
                                                               At March 31, 2003
                                                                ($ in thousands)
               ----------------------------------------------------------------

               Non-performing loans                                       $537
               Real estate owned and other NPA                               -
               ----------------------------------------------------------------
                  Total non-performing assets                             $537

               Non-performing loans as a percentage of loans              0.22%
               Non-performing assets as a percentage of assets            0.15%

               ----------------------------------------------------------------

Source:  Offering Prospectus

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================================================================================

The ALLL has increased from $1.0 million at September 30, 2001 to $1.2 million at March 31, 2003. The Bank's ALLL to loans ratio was 0.51% at March 31, 2003.

         FIGURE 12 - ALLOWANCE FOR POSSIBLE LOAN AND LEASE LOSSES CHART



Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 16
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                           FUNDING COMPOSITION



Overall, deposits have increased from $188.8 million at September 30, 2001 to $275.9 million at March 31, 2003. A large portion of the growth is attributable to the success of the Bank's de novo branch in Cedar Grove. The Bank had $57.0 million in borrowings at March 31, 2003.

                  FIGURE 13 - DEPOSIT AND BORROWING TREND CHART



Source:  Offering Prospectus

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================================================================================


The Bank's deposit mix as of March 31, 2003 is presented below.

                             FIGURE 14 - DEPOSIT MIX


                                [GRAPHIC OMITTED]

Source:  Offering Prospectus

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================================================================================



                        ASSET/LIABILITY MANAGEMENT



The following chart depicts the effects of interest rate shocks on the Bank's net portfolio value as of March 31, 2003.

                         FIGURE 15 - NET PORTFOLIO VALUE

                                At March 31, 2003
                                 $ in Thousands

 Changes in Interest   Net Portfolio Value            NPV as a % of PV of Assets
                      ---------------------------- -----------------------------
Rates (basis points) $ Amount   $ Change  % Change  NPV Ratio Basis point Change
-------------------------------------------------- -----------------------------
       300            $18,438    (15,262)     -45%      5.21%          (369)
       200             24,110     (9,590)     -28%      6.65%          (225)
       100             29,637     (4,063)     -12%      7.98%           (92)
         0             33,700                           8.90%
      -100             33,058       (642)      -2%      8.66%           (24)




Source:  Offering Prospectus

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                          NET WORTH AND CAPITAL



At March 31, 2003, the Bank had capital in excess of the regulatory minimum requirements for all capital requirements.

                          FIGURE 16 - CAPITAL ANALYSIS

         ------------------------------------------------------------------
                                             Actual at March 31, 2003
                                        -----------------------------------
         Regulatory Capital Position                          Percentage of
                                                  Amount         Assets
         ------------------------------------------------------------------

         GAAP Capital                           $ 22,175             6.16%

         Tier 1 (Core) Capital
         Capital Level                          $ 21,613             6.00%
         Requirement                              14,400             4.00%
         ------------------------------------------------------------------
         Excess                                  $ 7,213             2.00%

         Total Capital (to risk-weighted assets):
         Capital Level                          $ 23,460            13.03%
         Requirement                              14,408             8.00%
         ------------------------------------------------------------------
         Excess                                  $ 9,052             5.03%
         ------------------------------------------------------------------

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 20
================================================================================



                            INCOME AND EXPENSE TRENDS



The Bank posted net income of $632 thousand for the six months ended March 31, 2003. On an annualized basis, this equates to net income of $1.3 million, which is $626 thousand lower than the net income for the year ended September 30, 2002.

                          FIGURE 17 - NET INCOME CHART


                                [GRAPHIC OMITTED]

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 21
================================================================================

The net interest spread and margin decreased between the six months ended March 31, 2002 and the six months ended March 31, 2003.



                      FIGURE 18 - AVERAGE YIELDS AND COSTS

------------------------------------------------------------------------------------------------------------------------------------
                                           At March 31,                        For the Six Months Ended March 31,
                                                                    ----------------------------------------------------------------
                                               2003                               2003                            2002
                                           -----------------------------------------------------------------------------------------
                                                        Yield/      Average                 Average    Average             Average
                                              Balance    Rate       Balance      Interest  Yield/Rate  Balance  Interest  Yield/Rate
                                           -----------------------------------------------------------------------------------------
Interest-Earning Assets:
Loans recievable, net                       $ 242,122    6.10%    $ 227,098      $ 7,128      6.28%  $ 176,919   $ 6,254     7.07%
Investment securities                          97,442    3.40%       98,256        1,582      3.22%     88,839     2,232     5.02%
Other interest-earning assets                   8,316    1.68%       14,712          133      1.81%     13,400       134     2.01%
                                           ----------------------------------------------------------------------------------------
Total interest-earning assets                 347,880    5.24%      340,066        8,843      5.20%    279,158     8,620     6.18%
Non-interest-earning assets                    12,682                 9,350                              6,490
                                           ----------          -------------                        -----------
Total assets                                $ 360,562             $ 349,416                          $ 285,648

Interest-Bearing Liabilities
NOW & Money market                           $ 20,974    1.25%     $ 23,985        $ 178      1.48%   $ 10,340      $ 76     1.48%
Savings                                       114,522    1.98%      107,625        1,132      2.10%     77,093     1,083     2.81%
Certificates of deposit                       121,923    2.85%      121,611        1,826      3.00%    114,137     2,260     3.96%
                                           ----------------------------------------------------------------------------------------
Total interest-bearing deposits               257,419    2.33%      253,221        3,136      2.48%    201,570     3,419     3.39%
FHLB advances                                  57,000    5.18%       51,651        1,369      5.30%     45,418     1,093     4.81%
                                           ----------------------------------------------------------------------------------------
Total interest-bearing liabilities            314,419    2.85%      304,872        4,505      2.96%    246,988     4,512     3.65%
Non-interest-bearing deposits                  18,438                18,932                             15,567
Other non-interest-bearing liabilities          5,530                 4,162                              3,343
                                           ----------          -------------                        -----------
Total liabilities                             338,387               327,966                            265,898
Accumulated other comprehensive income            202                   284                                471
Retained earnings                              21,973                21,166                             19,279
                                           ----------          -------------                        -----------
Total liabilities and equity                $ 360,562             $ 349,416                          $ 285,648
Net interest spread                                      2.39%                  $ 4,338       2.24%             $ 4,108      2.53%
                                                                                =======                         =======
Net interest margin                                      2.66%                                2.55%                          2.94%

Ratio of interest-earning assets to
  interest-bearing liabilities                         110.64%                              111.54%                        113.02%
                                                       ======                               ======                         ======
------------------------------------------------------------------------------------------------------------------------------------

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 22
================================================================================



The following chart illustrates that the Bank's spread and margin have decreased from the year ended September 30, 2001 to the six months ended March 31, 2003.

                       FIGURE 19 - SPREAD AND MARGIN CHART




Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 23
================================================================================


The Bank posted net income of $632 thousand for the six months ended March 31, 2003.

                       FIGURE 20 - INCOME STATEMENT TRENDS

----------------------------------------------------------------------------------------------------
                                                      For the Six Months  For the Fiscal Year Ended
                                                        Ended March 31,          September 30,
                                                    --------------------- -------------------------
                                                         2003       2002            2002      2001
------------------------------------------------------------------------- -------------------------
Selected Operating Data:                                             $ in thousands
                                                    --------------------- -------------------------
Interest income                                       $ 8,843    $ 8,620         $17,578   $16,052
Interest expense                                        4,505      4,512           8,829     9,140
     Net interest income                                4,338      4,108           8,749     6,912
Provision for loan losses                                 130          1             105         2
Net interest income after provision for loan losses     4,208      4,107           8,644     6,910
Loss on sale of securities                               (188)         -               -         -
Non interest income                                       363        239             595       458
Non interest expense                                    3,396      3,056           6,274     4,923
Income (loss) before income tax expense                   987      1,290           2,965     2,445
Income tax expenses                                       355        469           1,075       888
Net income                                            $   632    $   821         $ 1,890   $ 1,557

----------------------------------------------------------------------------------------------------


Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 24
================================================================================


The Bank's annualized income for the six months ended March 31, 2003 decreased from the twelve-month level for the period ending September 30, 2002. ROAA also declined during this time frame.

                      FIGURE 21 - PROFITABILITY TREND CHART


Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 25
================================================================================


                            LEGAL PROCEEDINGS



The Bank, from time to time, is a party to routine litigation, which arises in the normal course of business, such as claims to enforce liens, condemnation proceedings on properties in which the Bank holds security interests, claims involving the making and servicing of real property loans, and other issues incident to the business of the Bank. There were no lawsuits pending or known to be contemplated against the Bank at March 31, 2003 that would have a material effect on its operations or income.



                               SUBSIDIARIES



The Company has no subsidiaries other than the Bank.

Conversion Valuation Appraisal Report                              Page:  1 - 26
================================================================================


2.  Market Area Analysis


                         MARKET AREA DEMOGRAPHICS



The following map illustrates the Bank's market area. The market area was defined with management and was utilized to compile demographic and competitive information.

Conversion Valuation Appraisal Report                              Page:  1 - 27
================================================================================


                       FIGURE 22 - POPULATION DEMOGRAPHICS



Source: Claritas

Conversion Valuation Appraisal Report                              Page:  1 - 28
================================================================================


                      FIGURE 23 - HOUSEHOLD CHARACTERISTICS


Source: Claritas

Conversion Valuation Appraisal Report                              Page:  1 - 29
================================================================================


                   MARKET AREA DEPOSIT CHARACTERISTICS



As of June 30, 2002, the Bank operated two branches in Essex County, New Jersey. Due to the nature of the Bank's service area, the following charts display the market share for each of the Bank's operating full-service branch offices, as of June 30, 2002.

                      FIGURE 24 - CEDAR GROVE MARKET SHARE



insert two tables


Source: SNL Financial, Inc. data & FinPro calculations.

Conversion Valuation Appraisal Report                              Page:  1 - 30
================================================================================


                       FIGURE 25 - BLOOMFIELD MARKET SHARE





Source: SNL Financial, Inc. data & FinPro calculations.

Conversion Valuation Appraisal Report                              Page:  1 - 31
================================================================================


3.  Comparisons With Publicly Traded Thrifts



                               INTRODUCTION



This chapter presents an analysis of the Bank's operations against a Comparable Group of publicly traded savings institutions. The Comparable Group was selected from a universe of 228 public thrifts as of July 28, 2003. The Comparable Group was selected based upon similarity of characteristics to the Bank. The Comparable Group multiples provide the basis for the fair market valuation of the Bank. Factors that influence the Bank's value such as balance sheet structure and size, profitability, income and expense trends, capital levels, credit risk, and recent operating results can be measured against the Comparable Group. The Comparable Group's current market pricing, coupled with the appropriate adjustments for differences between the Bank and the Comparable Group, will then be utilized as the basis for the pro forma valuation of the Bank to-be-issued common stock.



                            SELECTION SCREENS



The selection screens utilized to identify possible Comparables from the list of 228 public thrifts at July 28, 2003 included:

                                [GRAPHIC OMITTED]

The primary changes to the initial Comparable Group included relaxing the geographic area, adding a loans to assets screen and a tangible equity to assets screen.

Conversion Valuation Appraisal Report                              Page:  1 - 32
================================================================================


Applying these criteria against the 228 public thrifts resulted in a list of 17 institutions.

                          FIGURE 26 - COMPARABLE GROUP

                                                                                               Corporate
                                                           -------------------------------------------------------------------------

                                                                                            Number
                                                                                              of            IPO        Conversion
    Ticker                     Short Name                 Exchange       City      State    Offices        Date           Type
------------------------------------------------------------------------------------------------------------------------------------
                                Comparable Thrift Data
AFBC           Advance Financial Bancorp                   NASDAQ       Wellsburg    WV        7       01/02/1997       Standard
ASBI           Ameriana Bancorp                            NASDAQ       New Castle   IN       11       03/02/1987       Standard
CEBK           Central Bancorp, Inc.                       NASDAQ       Somerville   MA        9       10/24/1986       Standard
CFSB           Citizens First Financial Corp.              NASDAQ       Bloomington  IL        5       05/01/1996       Standard
FCAP           First Capital, Inc.                         NASDAQ       Corydon      IN       11       01/04/1999     Second-Stage
FBNW           FirstBank NW Corp.                          NASDAQ       Lewiston     ID       10       07/02/1997       Standard
GFED           Guaranty Federal Bancshares, Inc.           NASDAQ       Springfield  MO        9       12/31/1997     Second-Stage
HIFS           Hingham Institution for Savings             NASDAQ       Hingham      MA        7       12/20/1988       Standard
HFBC           HopFed Bancorp, Inc.                        NASDAQ       Hopkinsville KY        8       02/09/1998       Standard
JXVL           Jacksonville Bancorp, Inc.                  NASDAQ       Jacksonville TX        9       04/01/1996     Second-Stage
LSBI           LSB Financial Corp.                         NASDAQ       Lafayette    IN        5       02/03/1995       Standard
MFBC           MFB Corp.                                   NASDAQ       Mishawaka    IN        7       03/25/1994       Standard
MYST           Mystic Financial, Inc.                      NASDAQ       Medford      MA        6       01/09/1998       Standard
NHTB           New Hampshire Thrift Bancshares, Inc.       NASDAQ       Newport      NH       14       05/22/1986       Standard
FFFD           North Central Bancshares, Inc.              NASDAQ       Fort Dodge   IA        9       03/21/1996     Second-Stage
NBN            Northeast Bancorp                           AMEX         Auburn       ME       12       08/19/1987       Standard
PHFC           Pittsburgh Financial Corp.                  NASDAQ       Wexford      PA        8       04/01/1996       Standard



                            SELECTION CRITERIA



Excluded from the Comparable Group were institutions that were involved in pending mergers or acquisitions. Also, institutions that completed their conversions after March 31, 2002 were also excluded as the earnings of newly converted institutions do not reflect a full years benefit from the reinvestment of proceeds, and thus the price/earnings multiples and return on equity measures for these institutions tend to be skewed upward and downward respectively. Asset size was deemed more important than geographic proximity. A separate analysis based on geography is included later in this report.

The goal of the selection criteria process is to find those institutions that most closely match those of the Bank. In an ideal world, all of the Comparable Group would contain the exact characteristics of the Bank. However, none of the Comparables selected will be exact clones of the Bank.

Conversion Valuation Appraisal Report                              Page:  1 - 33
================================================================================

The members of the Comparable Group were reviewed against the Bank to ensure comparability based upon the following criteria:

1.       Asset size
2.       Profitability
3.       Capital Level
4.       Balance Sheet Mix
5.       Operating Strategy
6.       Date of conversion


1. Asset Size The Comparable Group should have a similar asset size to the Bank. The Comparable Group ranged in size from $315.5 million to $495.8 million in total assets with a median of $426.3 million. The Bank's asset size was $360.6 million as of March 31, 2003.

2. Profitability The Comparable Group had a median ROAA of 0.89% and a median ROAE of 9.25% for the most recent quarter available. The Comparable Group profitability measures had a dispersion about the mean for the ROAA measure ranging from a low of (0.35%) to a high of 1.91%, while the ROAE measure ranged from a low of (4.15%) to a high of 22.02%. The Bank had an ROAA of 0.36% and an ROAE of 5.89% for the six months ending March 31, 2003, annualized.

3. Capital Level The Comparable Group had a median equity to assets ratio of 8.37% with a high of 10.74% and a low of 5.98%. At March 31, 2003, the Bank had an equity to assets ratio of 6.15%. On a pro forma basis, at the midpoint, the Bank would have an equity to assets ratio of 8.73%.

4. Balance Sheet Mix At March 31, 2003, the Bank had a net loan to asset ratio of 67.15%. The median loan to asset ratio for the Comparables was 74.95%, ranging from a low of 60.55% to a high of 83.83%. On the liability side, the Bank's deposit to asset ratio was 76.51% at March 31, 2003 while the Comparable median was 69.82% ranging from 48.41% to 88.28%. Additionally, the Bank's borrowings to assets ratio was 15.81% as of March 31, 2003 and the Comparable median borrowings to assets ratio was 20.12% with a range of 1.28% to 42.36%.

5. Operating Strategy An institution's operating characteristics are important because they determine future performance. The also affect expected rates of return and investor's general perception of the quality, risk and attractiveness of a given company. Specific operating characteristics include profitability, balance sheet growth, asset quality, capitalization and non-financial factors such as management strategies and lines of business.

Conversion Valuation Appraisal Report                              Page:  1 - 34
================================================================================


6. Date of Conversion Recent conversions, those completed on or after March 31, 2002, were excluded since the earnings of a newly converted institution do not reflect a full year's benefits of reinvestment of conversion proceeds. Additionally, new issues tend to trade at a discount to the market averages.

Conversion Valuation Appraisal Report                              Page:  1 - 35
================================================================================

All data presented in Figure 27 is from SNL Securities utilizing the most recent quarter for balance sheet and income statement related items. All data for the Bank is from the offering circular.

                      FIGURE 27 - KEY FINANCIAL INDICATORS

-----------------------------------------------------------------------------------------------
                                                                            Comparable Group
                                                                            Quarter Median
                                                                             (Most Recent
                                                            The Bank            Quarter)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Balance Sheet Data
-----------------------------------------------------------------------------------------------
Gross Loans to Deposits                                      88.22%              112.56%
-----------------------------------------------------------------------------------------------
Total Net Loans to Assets                                    67.15%               74.95%
-----------------------------------------------------------------------------------------------
Deposits to Assets                                           76.51%               69.82%
-----------------------------------------------------------------------------------------------
Borrowed Funds to Assets                                     15.81%               20.12%
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Balance Sheet Growth
-----------------------------------------------------------------------------------------------
Asset Growth Rate                                            15.34%               14.19%
-----------------------------------------------------------------------------------------------
Loan Growth Rate                                             32.39%               9.09%
-----------------------------------------------------------------------------------------------
Deposit Growth Rate                                           4.26%               8.76%
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Capital
-----------------------------------------------------------------------------------------------
Equity to Assets                                              6.15%               8.37%
-----------------------------------------------------------------------------------------------
Tangible Equity to Assets                                     6.15%               8.08%
-----------------------------------------------------------------------------------------------
Intangible Assets to Equity                                   2.53%               2.88%
-----------------------------------------------------------------------------------------------
Regulatory Core Capital to Assets                             6.00%               7.99%
-----------------------------------------------------------------------------------------------
Leverage Ratio                                                6.10%               7.99%
-----------------------------------------------------------------------------------------------
Equity + Reserves to Assets                                   6.50%               9.21%
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Asset Quality
-----------------------------------------------------------------------------------------------
Non-Performing Loans to Loans                                 0.22%               0.44%
-----------------------------------------------------------------------------------------------
Reserves to Non-Performing Loans                             232.22%             117.47%
-----------------------------------------------------------------------------------------------
Non-Performing Assets to Assets                               0.15%               0.39%
-----------------------------------------------------------------------------------------------
Non-Performing Assets to Equity                               2.42%               4.47%
-----------------------------------------------------------------------------------------------
Reserves to Net Loans                                         0.51%               0.85%
-----------------------------------------------------------------------------------------------
Reserves to Non-Performing Assets + 90 Days Del.             232.22%              84.31%
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Profitability
-----------------------------------------------------------------------------------------------
Return on Average Assets                                      0.36%               0.89%
----------------------------------------------------------------------------------------------
Return on Average Equity                                      5.89%               9.25%
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Income Statement
-----------------------------------------------------------------------------------------------
Yield on Average Earning Assets                               5.20%               5.95%
-----------------------------------------------------------------------------------------------
Cost of Interest Bearing Liabilities                          2.96%               3.07%
-----------------------------------------------------------------------------------------------
Net Interest Spread                                           2.24%               3.08%
-----------------------------------------------------------------------------------------------
Net Interest Margin                                           2.55%               3.37%
-----------------------------------------------------------------------------------------------
Noninterest Income to Average Assets                          0.21%               0.70%
-----------------------------------------------------------------------------------------------
Noninterest Expense to Average Assets                         1.94%               2.36%
-----------------------------------------------------------------------------------------------
Efficiency Ratio                                             72.25%               65.70%
-----------------------------------------------------------------------------------------------
Overhead Ratio                                               69.92%               57.35%
-----------------------------------------------------------------------------------------------


Source: The Bank Offering Circular, FinPro calculations and SNL Securities Note:All of the Bank data is at or for the annualized six months ended March
     31, 2003.

Conversion Valuation Appraisal Report                              Page:  1 - 36
================================================================================

Note:  All of the Comparable data is as of or for the most recent quarter.

Conversion Valuation Appraisal Report                              Page:  1 - 37
================================================================================


4.  Market Value Determination



                       COMPARABLE GROUP ADJUSTMENTS



The estimated pro forma market value of the Bank, along with certain adjustments to its value relative to market values for the Comparable Group are delineated in this section. The adjustments are made from potential investors' viewpoint and are adjustments necessary when comparing the Bank to the Comparable Group. A potential investor includes depositors holding subscription rights and unrelated parties who may purchase stock in the community offering and who are assumed to be aware of all relevant and necessary facts as they pertain to the value of the Bank relative to other publicly traded thrift institutions and relative to alternative investment opportunities.

There are numerous criteria on which the market value adjustments are based. The major criteria utilized for purposes of this report include:


o        Balance Sheet Strength

o        Asset Quality

o        Earnings Quality, Predictability and Growth

o        Dividends

o        Liquidity of the Issue

o        Recent Regulatory Matters

o        Market for Seasoned Thrift Stocks

o        Acquisition Market

o        Management

o        Market Area

o        Offering Size


To ascertain the market value of the Bank, the median trading multiple values for the Comparable Group are utilized as the starting point. Adjustments, up or down, to the Comparable Group median multiple values are made based on the comparison of the Bank to the Comparable Group.

Conversion Valuation Appraisal Report                              Page:  1 - 38
================================================================================


The Bank's value is further adjusted for other criteria as shown in Section 5. The resultant values are then compared to recent conversions, geographic or state totals, and national totals for reasonableness and appropriateness.

Finally, consideration was given to the type of conversion the Bank is undertaking. In this particular case it was appropriate, as an initial indication of value, to compare and adjust the Bank's market value in relation to the performance of other fully converted institutions. This approach will be secondary in emphasis to the comparison with other MHCs as that is the form that the Bank will be in after the conversion.

Conversion Valuation Appraisal Report                              Page:  1 - 39
================================================================================





                          BALANCE SHEET STRENGTH



The balance sheet strength of an institution is an important market value determinant, as the investment community considers such factors as bank liquidity, capitalization, asset composition, funding mix, intangible levels and interest rate risk in assessing the attractiveness of investing in the common stock of a thrift. The following tables summarize the key financial elements of the Bank measured against the Comparable Group.

                       FIGURE 28 - KEY BALANCE SHEET DATA

                                                                Key Financial Data as of The Most Recent Quarter
                                                       ------------------------------------------------------------------

                                                              Total       Loans/       Loans/    Deposits/   Borrowings/
                                                             Assets     Deposits       Assets       Assets        Assets
    Ticker                   Short Name                       ($000)          (%)          (%)          (%)           (%)
-------------------------------------------------------------------------------------------------------------------------
                       Comparable Thrift Data
AFBC           Advance Financial Bancorp                    324,100        75.04        63.78        85.00          6.17
ASBI           Ameriana Bancorp                             471,992        71.51        63.13        88.28          1.28
CEBK           Central Bancorp, Inc.                        477,208       135.37        81.69        60.34         30.30
CFSB           Citizens First Financial Corp.               351,671       113.14        79.00        69.82         20.12
FCAP           First Capital, Inc.                          396,909        95.20        71.31        74.91         13.80
FBNW           FirstBank NW Corp.                           344,193       112.56        74.95        66.59         22.73
GFED           Guaranty Federal Bancshares, Inc.            390,151       138.78        83.83        60.41         29.56
HIFS           Hingham Institution for Savings              459,806       127.08        75.43        59.35         31.55
HFBC           HopFed Bancorp, Inc.                         466,811        77.73        65.27        83.97          5.04
JXVL           Jacksonville Bancorp, Inc.                   446,073        72.40        60.75        83.90          5.46
LSBI           LSB Financial Corp.                          315,468       118.82        82.75        69.64         21.39
MFBC           MFB Corp.                                    426,344       112.41        75.05        66.76         24.41
MYST           Mystic Financial, Inc.                       429,316        82.17        65.75        80.03          9.60
NHTB           New Hampshire Thrift Bancshares, Inc.        495,818        77.29        66.37        85.88          1.58
FFFD           North Central Bancshares, Inc.               425,621       125.41        82.72        65.96         24.20
NBN            Northeast Bancorp                            469,715       116.20        81.75        70.36         19.76
PHFC           Pittsburgh Financial Corp.                   379,702       125.08        60.55        48.41         42.36
-----------------------------------------------------------------------------------------------------------------------------------
               Average                                      415,935       104.48        72.59        71.74         18.19
               Median                                       426,344       112.56        74.95        69.82         20.12
               Maximum                                      495,818       138.78        83.83        88.28         42.36
               Minimum                                      315,468        71.51        60.55        48.41          1.28

TBD            American Financial Group                     360,562        88.22        67.15        76.51         15.81

               Variance to the Comparable Median            (65,782)      (24.34)       (7.80)        6.69         (4.31)


Sources:  SNL and Offering Circular Data, FinPro Computations


          Asset Size - The Bank at $360.6 million, is smaller than the Comparable Group median of $426.3 million. This was a primary screen for selection as a Comparable. After the stock issuance, the Bank's total assets will be closer to that of the Comparable Group.

          Asset Composition - The Bank's net loan to asset ratio of 67.15% is below the Comparable Group median of 74.95%.

Conversion Valuation Appraisal Report                              Page:  1 - 40
================================================================================


          Funding Mix - The Bank is primarily funded through deposits, 76.51% of assets. The Bank's borrowings to assets ratio is 15.81%. The Comparable Group has a deposits to assets ratio of 69.82% and a borrowings to asset ratio of 20.12%.

          Liquidity - The liquidity of the Bank and the Comparable Group appear similar and were sufficient to meet all regulatory guidelines.

The Bank's asset and loan growth rates exceeded the Comparable levels, while the Comparable Group had a higher deposit growth rate.

                      FIGURE 29 - BALANCE SHEET GROWTH DATA

                                                           Balance Sheet Growth as of the MRQ
                                                          ------------------------------------
                                                              Asset         Loan      Deposit
                                                             Growth       Growth       Growth
                                                               Rate         Rate         Rate
    Ticker                   Short Name                          (%)          (%)          (%)
----------------------------------------------------------------------------------------------
                       Comparable Thrift Data
AFBC           Advance Financial Bancorp                     154.62        35.40       191.02
ASBI           Ameriana Bancorp                               13.30       (19.51)       14.41
CEBK           Central Bancorp, Inc.                          (8.88)        9.80         1.73
CFSB           Citizens First Financial Corp.                 (6.03)       (6.78)       (5.81)
FCAP           First Capital, Inc.                           114.54       121.19       150.05
FBNW           FirstBank NW Corp.                             14.19         4.30        27.70
GFED           Guaranty Federal Bancshares, Inc.              15.47         9.71         8.76
HIFS           Hingham Institution for Savings                24.54        16.10        (9.74)
HFBC           HopFed Bancorp, Inc.                           36.78        15.20        43.37
JXVL           Jacksonville Bancorp, Inc.                     14.62         4.87        14.82
LSBI           LSB Financial Corp.                            (4.55)      (15.86)       (3.41)
MFBC           MFB Corp.                                      (8.15)       15.86         7.55
MYST           Mystic Financial, Inc.                         11.14        34.31        20.99
NHTB           New Hampshire Thrift Bancshares, Inc.           7.45         3.73         7.78
FFFD           North Central Bancshares, Inc.                 21.54         9.09         5.41
NBN            Northeast Bancorp                              19.53        (7.90)       37.98
PHFC           Pittsburgh Financial Corp.                    (23.43)      (16.32)       (0.99)
----------------------------------------------------------------------------------------------
               Average                                        23.33        12.54        30.10
               Median                                         14.19         9.09         8.76
               Maximum                                       154.62       121.19       191.02
               Minimum                                       (23.43)      (19.51)       (9.74)

TBD            American Financial Group                       15.34        32.39         4.26

               Variance to the Comparable Median               1.15        23.30        (4.50)


Sources:  SNL and Offering Circular Data, FinPro Computations

Conversion Valuation Appraisal Report                              Page:  1 - 41
================================================================================

                            FIGURE 30 - CAPITAL DATA

                                                                     Capital as of The Most Recent Quarter
                                                       ------------------------------------------------------------------
                                                                        Tangible   Intangible Core Capital/     Equity +
                                                            Equity/      Equity/      Assets/     Tangible     Reserves/
                                                             Assets  Tang Assets       Equity       Assets        Assets
    Ticker                   Short Name                          (%)          (%)          (%)          (%)           (%)
-------------------------------------------------------------------------------------------------------------------------
                       Comparable Thrift Data

AFBC           Advance Financial Bancorp                       5.98         4.07        33.33         5.83          6.28
ASBI           Ameriana Bancorp                                8.37         8.08         3.72         8.01         10.20
CEBK           Central Bancorp, Inc.                           8.27         7.83         5.66         7.41          8.95
CFSB           Citizens First Financial Corp.                  9.06         9.06            -         8.92          9.76
FCAP           First Capital, Inc.                            10.74         9.37        14.01         8.76         11.34
FBNW           FirstBank NW Corp.                              9.01         9.01            -         8.35         10.05
GFED           Guaranty Federal Bancshares, Inc.               9.37         9.36         0.10           NA         10.08
HIFS           Hingham Institution for Savings                 8.58         8.58            -           NA          9.21
HFBC           HopFed Bancorp, Inc.                           10.09         8.90        12.98         8.78         10.47
JXVL           Jacksonville Bancorp, Inc.                      9.51         8.81         8.08           NA          9.81
LSBI           LSB Financial Corp.                             8.19         8.19            -         7.90          8.89
MFBC           MFB Corp.                                       7.68         7.68            -           NA          9.02
MYST           Mystic Financial, Inc.                          6.11         6.11            -           NA          6.66
NHTB           New Hampshire Thrift Bancshares, Inc.           7.41         5.09        33.04         7.72          8.19
FFFD           North Central Bancshares, Inc.                  9.04         7.96        12.92         7.51          9.78
NBN            Northeast Bancorp                               7.82         7.61         2.88         8.67          8.65
PHFC           Pittsburgh Financial Corp.                      6.00         5.96         0.67         7.97          6.81
-------------------------------------------------------------------------------------------------------------------------
               Average                                         8.31         7.75         7.49         7.99          9.07
               Median                                          8.37         8.08         2.88         7.99          9.21
               Maximum                                        10.74         9.37        33.33         8.92         11.34
               Minimum                                         5.98         4.07            -         5.83          6.28

TBD            American Financial Group                        6.15         6.15            -         6.10          6.50

               Variance to the Comparable Median              (2.22)       (1.93)       (2.88)       (1.89)        (2.71)

Sources:  SNL and Offering Circular Data, FinPro Computations

         Capitalization - The Comparable Group's median equity to assets ratio of 8.37% is higher than the Bank's ratio of 6.15%. The Bank's pro forma equity to assets ratio is projected to be 8.73% at the midpoint of the valuation range.

         Intangible Levels - An important factor influencing market values is the level of intangibles that an institution carries on its books. Thrifts trade more on tangible book than on book. Five of the Comparables have a material (>10% of equity) level of intangible assets. The Bank has no intangible assets.

Conversion Valuation Appraisal Report                              Page:  1 - 42
================================================================================

The Bank's loan to asset ratio is below the Comparable median, while its deposit to asset ratio is above the Comparable median. The Bank has a lower level capital, relative to the Comparable Group. The Bank has grown loans quicker than the Comparable Group, while the Comparable Group has grown deposits quicker than the Bank. The Bank has a lower level of borrowings than the Comparable Group. A slight upward adjustment is warranted for balance sheet characteristics.

Conversion Valuation Appraisal Report                              Page:  1 - 43
================================================================================


                              ASSET QUALITY



The asset quality of an institution is an important determinant of market value. The investment community considers levels of nonperforming loans, Real Estate Owned ("REO") and levels of Allowance for Loan and Lease Losses ("ALLL") in assessing the attractiveness of investing in the common stock of an institution.


                         FIGURE 31 - ASSET QUALITY TABLE

                                                                      Asset Quality as of The Most Recent Quarter
                                                    -------------------------------------------------------------------------------

                                                           NPLs/    Reserves/        NPAs/        NPAs/     Reserves/    Reserves/
                                                           Loans         NPLs       Assets       Equity         Loans    NPAs + 90
    Ticker                   Short Name                       (%)          (%)          (%)          (%)           (%)          (%)
-----------------------------------------------------------------------------------------------------------------------------------
                       Comparable Thrift Data
AFBC           Advance Financial Bancorp                    0.45       106.26         0.54         9.01          0.48        40.39
ASBI           Ameriana Bancorp                             6.03        48.05         3.93        46.96          2.90        46.32
CEBK           Central Bancorp, Inc.                           -           NM            -            -          0.84           NM
CFSB           Citizens First Financial Corp.               1.58        55.48         2.09        23.09          0.88        29.09
FCAP           First Capital, Inc.                          0.41       204.70         0.39         3.60          0.85        87.44
FBNW           FirstBank NW Corp.                           0.86       161.16         0.68         7.57          1.39       152.92
GFED           Guaranty Federal Bancshares, Inc.              NA           NA         0.13         1.40          0.85       540.94
HIFS           Hingham Institution for Savings                NA           NA           NA           NA          0.84           NA
HFBC           HopFed Bancorp, Inc.                         0.12       499.15         0.08         0.74          0.57       499.15
JXVL           Jacksonville Bancorp, Inc.                   0.42       117.47         0.37         3.91          0.50        81.17
LSBI           LSB Financial Corp.                          1.55        54.39         1.41        17.18          0.84        49.41
MFBC           MFB Corp.                                      NA           NA           NA           NA          1.79           NA
MYST           Mystic Financial, Inc.                         NA           NA           NA           NA          0.83           NA
NHTB           New Hampshire Thrift Bancshares, Inc.          NA           NA           NA           NA          1.17           NA
FFFD           North Central Bancshares, Inc.               0.15       578.90         0.37         4.06          0.90       202.24
NBN            Northeast Bancorp                            0.36       279.93         0.35         4.47          1.02       237.67
PHFC           Pittsburgh Financial Corp.                   2.08        64.25         1.41        23.43          1.34        57.60
-----------------------------------------------------------------------------------------------------------------------------------
               Average                                      1.17       197.25         0.90        11.19          1.06       168.70
               Median                                       0.44       117.47         0.39         4.47          0.85        84.31
               Maximum                                      6.03       578.90         3.93        46.96          2.90       540.94
               Minimum                                         -        48.05            -            -          0.48        29.09

TBD            American Financial Group                     0.22       232.22         0.15         2.42          0.51       232.22

               Variance to the Comparable Median           (0.22)      114.75        (0.24)       (2.05)        (0.34)      147.92


Sources:  SNL and Offering Circular Data, FinPro Computations

The Bank's level of non-performing loans ("NPL") to total loans at 0.22% is below the Comparable Group median at 0.44%. The Bank had a non-performing assets to assets ratio of 0.15%, which is below the Comparable median of 0.39%. The Bank's reserve level, 0.51% of total loans, is below the Comparable median of 0.85% of loans. The Bank's level of reserves to NPL's, at 232.22%, is above that of the Comparable Group, at 117.47% due to the Bank's low level of NPL's. As a result of the aforementioned, a slight upward adjustment is warranted.

Conversion Valuation Appraisal Report                              Page:  1 - 44
================================================================================


               EARNINGS QUALITY, PREDICTABILITY AND GROWTH



The earnings quality, predictability and growth are critical components in the establishment of market values for thrifts. Thrift earnings are primarily a function of:

o        net interest income

o        loan loss provision

o        non-interest income

o        non-interest expense

The quality and predictability of earnings is dependent on both internal and external factors. Some internal factors include the mix of the balance sheet, the interest rate sensitivity of the balance sheet, the asset quality, and the infrastructure in place to deliver the assets and liabilities to the public. External factors include the competitive market for both assets and liabilities, the global interest rate scenario, local economic factors and regulatory issues.

Each of these factors can influence the earnings of an institution, and each of these factors is volatile. Investors prefer stability and consistency. As such, solid, consistent earnings are preferred to high but risky earnings. Investors also prefer earnings to be diversified and not entirely dependent on interest income.

Conversion Valuation Appraisal Report                              Page:  1 - 45
================================================================================

The Bank posted net income of $1.6 million and $1.9 million, respectively, for the years ended September 30, 2001 and 2002, and posted annualized net income of $1.3 million for the six months ended March 31, 2003.

                          FIGURE 32 - NET INCOME TREND


                                [GRAPHIC OMITTED]

Sources:  Offering Circular

Conversion Valuation Appraisal Report                              Page:  1 - 46
================================================================================




The Bank's ROAA and ROAE are well below the Comparable Group median.

                         FIGURE 33 - PROFITABILITY DATA



                                     Profitability as of The Most Recent Quarter
                                     -------------------------------------------

                                                          Return on    Return on
                                                         Avg Assets   Avg Equity
    Ticker                   Short Name                          (%)         (%)
------------------------------------------------------------------------------
                       Comparable Thrift Data
AFBC           Advance Financial Bancorp                       0.53      7.71
ASBI           Ameriana Bancorp                                0.65      7.69
CEBK           Central Bancorp, Inc.                          (0.35)    (4.15)
CFSB           Citizens First Financial Corp.                  0.83      9.25
FCAP           First Capital, Inc.                             0.82      7.31
FBNW           FirstBank NW Corp.                              0.93     10.14
GFED           Guaranty Federal Bancshares, Inc.               0.98     10.12
HIFS           Hingham Institution for Savings                 1.91     22.02
HFBC           HopFed Bancorp, Inc.                            0.89      8.48
JXVL           Jacksonville Bancorp, Inc.                      1.37     14.42
LSBI           LSB Financial Corp.                             1.00     12.17
MFBC           MFB Corp.                                       0.06      0.74
MYST           Mystic Financial, Inc.                          0.43      6.98
NHTB           New Hampshire Thrift Bancshares, Inc.           1.20     16.47
FFFD           North Central Bancshares, Inc.                  1.45     15.43
NBN            Northeast Bancorp                               0.90     11.70
PHFC           Pittsburgh Financial Corp.                         -      0.05
--------------------------------------------------------------------------------
               Average                                         0.80      9.21
               Median                                          0.89      9.25
               Maximum                                         1.91     22.02
               Minimum                                        (0.35)    (4.15)

TBD            American Financial Group                        0.36      5.89

               Variance to the Comparable Median              (0.53)    (3.36)


Sources:  SNL and Offering Circular Data, FinPro Computations

Conversion Valuation Appraisal Report                              Page:  1 - 47
================================================================================

                        FIGURE 34 - INCOME STATEMENT DATA

                                                                                 Income Statement as of The Most Recent Quarter
                                                      ------------------------------------------------------------------------------
                                                                     Yield on          Net          Net   Noninterest  Noninterest
                                                        Ave Earn      Cost of     Interest     Interest       Income/     Expense/
                                                          Assets        Funds       Spread       Margin    Avg Assets   Avg Assets
    Ticker                   Short Name                       (%)          (%)          (%)          (%)           (%)          (%)
------------------------------------------------------------------------------------------------------------------------------------
                       Comparable Thrift Data
AFBC           Advance Financial Bancorp                    5.80         3.13         2.67         2.87          0.56         2.35
ASBI           Ameriana Bancorp                             5.85         3.13         2.72         2.96          1.00         2.77
CEBK           Central Bancorp, Inc.                        6.29         2.75         3.54         3.77          0.77         3.86
CFSB           Citizens First Financial Corp.               5.97         3.00         2.97         3.10          0.70         2.15
FCAP           First Capital, Inc.                          6.28         3.20         3.08         3.53          0.52         2.18
FBNW           FirstBank NW Corp.                           6.57         3.07         3.50         3.92          1.66         3.77
GFED           Guaranty Federal Bancshares, Inc.            5.79         3.00         2.79         2.91          0.89         2.18
HIFS           Hingham Institution for Savings              5.95         2.17         3.78         3.91          0.28         2.02
HFBC           HopFed Bancorp, Inc.                         5.46         3.05         2.41         2.65          0.62         1.81
JXVL           Jacksonville Bancorp, Inc.                   6.28         2.98         3.30         3.51          0.64         1.91
LSBI           LSB Financial Corp.                          6.61         3.18         3.43         3.59          0.96         2.44
MFBC           MFB Corp.                                    5.39         3.11         2.28         2.43          0.38         2.76
MYST           Mystic Financial, Inc.                       5.40         2.55         2.85         2.96          0.65         2.32
NHTB           New Hampshire Thrift Bancshares, Inc.        4.58         1.30         3.28         3.37          1.45         2.86
FFFD           North Central Bancshares, Inc.               6.64         3.50         3.14         3.40          1.34         2.47
NBN            Northeast Bancorp                            6.57         3.23         3.34         3.43          0.94         2.80
PHFC           Pittsburgh Financial Corp.                   5.95         4.55         1.40         1.76          0.51         2.36
------------------------------------------------------------------------------------------------------------------------------------
               Average                                      5.96         2.99         2.97         3.18          0.82         2.53
               Median                                       5.95         3.07         3.08         3.37          0.70         2.36
               Maximum                                      6.64         4.55         3.78         3.92          1.66         3.86
               Minimum                                      4.58         1.30         1.40         1.76          0.28         1.81

TBD            American Financial Group                     5.20         2.96         2.24         2.55          0.21         1.94

               Variance to the Comparable Median           (0.75)       (0.11)       (0.84)       (0.82)        (0.49)       (0.42)


xxx

                                                      -------------------------

                                                       Efficiency     Overhead
                                                            Ratio        Ratio
    Ticker                   Short Name                        (%)          (%)
-------------------------------------------------------------------------------
                       Comparable Thrift Data
AFBC           Advance Financial Bancorp                    71.09        65.19
ASBI           Ameriana Bancorp                             74.52        65.09
CEBK           Central Bancorp, Inc.                        85.57        82.59
CFSB           Citizens First Financial Corp.               65.70        57.35
FCAP           First Capital, Inc.                          61.79        55.18
FBNW           FirstBank NW Corp.                           71.04        57.81
GFED           Guaranty Federal Bancshares, Inc.            59.95        46.99
HIFS           Hingham Institution for Savings              50.19        46.49
HFBC           HopFed Bancorp, Inc.                         56.68        46.17
JXVL           Jacksonville Bancorp, Inc.                   46.78        36.66
LSBI           LSB Financial Corp.                          55.30        42.88
MFBC           MFB Corp.                                   101.43       101.67
MYST           Mystic Financial, Inc.                       67.23        59.68
NHTB           New Hampshire Thrift Bancshares, Inc.        61.75        44.30
FFFD           North Central Bancshares, Inc.               53.97        34.81
NBN            Northeast Bancorp                            68.89        59.33
PHFC           Pittsburgh Financial Corp.                  108.06       110.48
-------------------------------------------------------------------------------
               Average                                      68.23        59.57
               Median                                       65.70        57.35
               Maximum                                     108.06       110.48
               Minimum                                      46.78        34.81

TBD            American Financial Group                     72.25        69.92

               Variance to the Comparable Median             6.55        12.57



Sources:  SNL and Offering Circular Data, FinPro Computations

Relative to the Comparable Group median the Bank's yield on average earnings assets was 75 basis points lower (worse) and the cost of funds was 11 basis points lower (better). The 64 basis point net spread disadvantage is compounded by a 49 basis point disadvantage in noninterest income. The Bank's level of noninterest expense is 42 basis points lower, which only partially offsets the other disadvantages.

Taken collectively, the income of the Bank can be measured by the efficiency ratio. The Bank's ratio of 72.25% is higher than the Comparable median of 65.70%.

Currently, investors are focusing on earnings sustainability as the interest rate volatility has caused a wide variation in income levels. With the intense competition for both assets and deposits, banks cannot easily replace lost spread and margin with balance sheet growth.

The Bank has disadvantages in net spread and noninterest income. Overall, the Bank has a much weaker ROE, ROA and efficiency ratio relative to the Comparable Group. Based on these factors, a downward adjustment is warranted to the market value for earnings.

Conversion Valuation Appraisal Report                              Page:  1 - 48
================================================================================

                                DIVIDENDS



Historically, banks have not established dividend policies immediately at or after conversion to stock ownership. Rather, newly converted institutions, in general, have preferred to establish an earnings track record, fully invest the conversion proceeds, and allow for seasoning of the stock before establishing a dividend policy.

The last few years have seen yet another shift away from dividend policies concurrent with conversion. Recent issues have been fully or oversubscribing without the need for the additional enticement of dividends. After the conversion is another issue, however. Recent pressures on ROE and on internal rate of returns to investors prompted the industry toward cash dividends. This trend is exacerbated by the lack of growth potential. Typically, when institutions are in a growth mode, they issue stock dividends or do not declare a dividend. When growth is stunted, these institutions shift toward reducing equity levels and thus utilize cash dividends as a tool in managing equity.

Conversion Valuation Appraisal Report                              Page:  1 - 49
================================================================================

                            FIGURE 35 - DIVIDEND DATA


                                                                 Dividends
                                                       -----------------------------
                                                              Current  LTM Dividend
                                                             Dividend        Payout
                                                                Yield         Ratio
    Ticker                   Short Name                            ($)           (%)
------------------------------------------------------------------------------------
                       Comparable Thrift Data
AFBC           Advance Financial Bancorp                         2.59         24.12
ASBI           Ameriana Bancorp                                  4.45            NM
CEBK           Central Bancorp, Inc.                             1.34         32.12
CFSB           Citizens First Financial Corp.                    1.61         27.87
FCAP           First Capital, Inc.                               2.95         41.27
FBNW           FirstBank NW Corp.                                2.02         26.03
GFED           Guaranty Federal Bancshares, Inc.                 3.61         47.62
HIFS           Hingham Institution for Savings                   1.97         33.46
HFBC           HopFed Bancorp, Inc.                              3.00         36.07
JXVL           Jacksonville Bancorp, Inc.                        2.08         15.71
LSBI           LSB Financial Corp.                               1.98         22.41
MFBC           MFB Corp.                                         1.63         30.94
MYST           Mystic Financial, Inc.                            1.86         29.27
NHTB           New Hampshire Thrift Bancshares, Inc.             2.88         27.42
FFFD           North Central Bancshares, Inc.                    2.45         21.19
NBN            Northeast Bancorp                                 1.88         21.30
PHFC           Pittsburgh Financial Corp.                        2.40            NA
------------------------------------------------------------------------------------
               Average                                           2.39         29.12
               Median                                            2.08         27.87
               Maximum                                           4.45         47.62
               Minimum                                           1.34         15.71

TBD            American Financial Group                            NA            NA

               Variance to the Comparable Median                   NA            NA


Sources:  SNL and Offering Circular Data, FinPro Computations


All Comparable institutions had declared cash dividends except for one. The median dividend payout ratio for the Comparable Group was 27.87%, ranging from a high of 47.62% to a low of 15.71%. The Bank on a pro forma basis (at the mid point of the value range) will have an equity to assets ratio of 8.73%. The Bank will have adequate capital to afford to pay cash dividends. As such, no adjustment is indicated for this factor.

Conversion Valuation Appraisal Report                              Page:  1 - 50
================================================================================

                          LIQUIDITY OF THE ISSUE



The Comparable Group is by definition composed only of companies that trade in the public markets with all of the Comparables trading on NASDAQ or AMEX. Typically, the number of shares outstanding and the market capitalization provides an indication of how much liquidity there will be in a given stock. The actual liquidity can be measured by volume traded over a given period of time.

                     FIGURE 36 - MARKET CAPITALIZATION DATA

                                                                          Market Data as of The Most Recent Quarter
                                                       ----------------------------------------------------------------------------
                                                                MRQ          MRQ          MRQ      MRQ  MRQ Publicly  MRQ Tangible
                                                             Market        Price        Price    Price      Reported  Publicly Rep
                                                              Value    Per Share         High      Low    Book Value   Book Value
    Ticker                   Short Name                          ($)          ($)          ($)      ($)           ($)          ($)
----------------------------------------------------------------------------------------------------------------------------------
                       Comparable Thrift Data
AFBC           Advance Financial Bancorp                      21.63        23.20        24.00    21.60         20.79        13.86
ASBI           Ameriana Bancorp                               45.24        14.37        14.74    11.96         12.55        12.08
CEBK           Central Bancorp, Inc.                          59.41        35.74        35.74    31.10         23.73        22.39
CFSB           Citizens First Financial Corp.                 36.20        24.88        25.00    22.23         21.88        21.88
FCAP           First Capital, Inc.                            53.68        19.00        21.50    17.95         15.09        12.98
FBNW           FirstBank NW Corp.                             38.19        29.74        30.01    25.07         23.70        23.70
GFED           Guaranty Federal Bancshares, Inc.              49.77        16.61        16.85    14.93         13.14        13.13
HIFS           Hingham Institution for Savings                75.55        36.50        36.75    34.25         19.06        19.06
HFBC           HopFed Bancorp, Inc.                           58.11        16.00        16.49    14.87         12.98        11.30
JXVL           Jacksonville Bancorp, Inc.                     51.96        28.90        32.09    27.60         23.63        21.72
LSBI           LSB Financial Corp.                            34.06        25.23        26.00    21.00         19.63        19.63
MFBC           MFB Corp.                                      34.28        27.04        27.04    24.53         25.83        25.83
MYST           Mystic Financial, Inc.                         33.13        22.55        23.08    18.41         18.90        18.90
NHTB           New Hampshire Thrift Bancshares, Inc.          49.41        25.01        27.04    21.50         18.60        12.46
FFFD           North Central Bancshares, Inc.                 54.85        34.25        35.87    33.50         23.94        20.85
NBN            Northeast Bancorp                              45.05        17.02        17.03    15.00         13.89        13.49
PHFC           Pittsburgh Financial Corp.                     22.57        15.84        16.30    13.03         15.98        15.87
------------------------------------------------------------------------------------------------------------------------------------
               Average                                        44.89        24.23        25.03    21.68         19.02        17.60
               Median                                         45.24        24.88        25.00    21.50         19.06        18.90
               Maximum                                        75.55        36.50        36.75    34.25         25.83        25.83
               Minimum                                        21.63        14.37        14.74    11.96         12.55        11.30

TBD            American Financial Group                       12.60           NA           NA       NA            NA           NA

               Variance to the Comparable Median             (32.64)          NA           NA       NA            NA           NA


Sources:  SNL and Offering Circular Data, FinPro Computations


The market capitalization values of the Comparable Group range from a low of $21.6 million to a high of $75.6 million with a median market capitalization of $45.2 million. The Bank expects to have $12.6 million of market capital at the midpoint on a pro forma basis. Additionally, the Bank is expected to trade "over-the-counter".

Conversion Valuation Appraisal Report                              Page:  1 - 51
================================================================================



The following figures illustrate that there is a difference in the trading pricing of pink sheet thrifts relative to thrifts listed on a major exchange.

 FIGURE 37 - TRADING MULTIPLES OF FULLY CONVERTED THRIFTS TO PINK SHEET THRIFTS


                                        -----------------------------------------------------------------
                                                           Trading Price Relative to
                                        -----------------------------------------------------------------
                                        Core LTM Earnings  LTM Earnings    Book   Tangible Book  Assets
---------------------------------------------------------------------------------------------------------
Fully Converted Pink Sheet Thrift Medians            14.39         13.92    97.37         97.37    10.59
---------------------------------------------------------------------------------------------------------
Fully Converted Thrift Median                        14.90         14.57   135.56        143.15    13.02
---------------------------------------------------------------------------------------------------------
(Discount)/ Premium                                 -3.42%        -4.46%  -28.17%       -31.98%  -18.66%
---------------------------------------------------------------------------------------------------------

Sources:  SNL and FinPro Computations

As Figure 37 demonstrates, pink sheet thrifts traded at a discount of 31.98% on a tangible book basis and a discount of 3.42% on a core earnings basis compared to non-pink sheet thrifts.

     FIGURE 38 - TRADING MULTIPLES OF MHC THRIFTS TO MHC PINK SHEET THRIFTS

                               ----------------------------------------------------------------
                                                  Trading Price Relative to
                               ----------------------------------------------------------------
                               Core LTM Earnings  LTM Earnings    Book   Tangible Book Assets
-----------------------------------------------------------------------------------------------
MHC Pink Sheet Thrift Medians               35.00         33.26   139.24        140.75   18.09
-----------------------------------------------------------------------------------------------
National MHC Thrift Median                  31.42         31.62   207.93        226.60   25.32
-----------------------------------------------------------------------------------------------
(Discount)/ Premium                        11.41%         5.19%  -33.04%       -37.89% -28.55%
-----------------------------------------------------------------------------------------------



Sources:  SNL and FinPro Computations

As Figure 38 demonstrates, pink sheet MHC thrifts traded at a discount of 37.89% on a tangible book basis. However, they traded at a premium of 11.41% on a core earnings basis compared to non-pink sheet MHC thrifts.

As the Bank is anticipated to initially trade "over-the-counter" and it's market capitalization is lower than the Comparable Group, a downward adjustment for this factor appears warranted, due to the low trading multiples for both pink sheet fully converted thrifts and MHC thrifts.

Conversion Valuation Appraisal Report                              Page:  1 - 52
================================================================================

                        RECENT REGULATORY MATTERS



Regulatory matters influence the market for thrift conversions. Recently, the OTS has issued revised rules on conversions. The major emphasis of the revised rules is to make MHCs more attractive.

To that end, the OTS has the following significant advantage over the other regulatory agencies: >> The OTS allows for dividend waivers without any dilution to the minority shareholders.

In addition, the OTS relaxed its repurchase restrictions after the first year, and allows for additional benefits to insiders when the minority issuance is less than 49.00%. Offsetting these factors is the OTS prohibition of mergers within three years of conversion.

Taken collectively, no adjustment for this factor is warranted.

Conversion Valuation Appraisal Report                              Page:  1 - 53
================================================================================


                    MARKET FOR SEASONED THRIFT STOCKS



Trading  multiples  for all public  thrifts as of July 28, 2003 are  provided in
Exhibit 8. A common measure utilized as a proxy for the performance of the thrift industry is the SNL Thrift Index graphically shown below and tabularly shown on the following page:

                       FIGURE 39 - SNL THRIFT INDEX CHART


                                [GRAPHIC OMITTED]

Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 54
================================================================================

                        FIGURE 40 - HISTORICAL SNL INDEX

----------------------------------------------------------------------------------------------------------------------------------
                                                                   SNL THRIFT INDEX MONTHLY PERFORMANCE
                                                                    December 31, 1991 to July 28, 2003
----------------------------------------------------------------------------------------------------------------------------------
                SNL   % Change % Change % Change  % Change % Change % Change % Change % Change % Change % Change % Change % Change
              Thrift   Since    Since     Since    Since    Since    Since    Since     Since   Since     Since    Since    Since
        Date   Index   1/2/92   1/4/93   1/3/94   12/30/94 12/29/95 12/31/96 12/31/97 12/31/98 12/31/99 12/31/00 12/31/01 12/31/02
        ----   -----   ------   ------   ------   -------- -------- -------- -------- -------- -------- -------- -------- --------
1992  Jan-92   143.9        -        -        -         -        -        -        -        -        -        -        -        -
      Feb-92   153.3     6.5%        -        -         -        -        -        -        -        -        -        -        -
      Mar-92   164.3    14.2%        -        -         -        -        -        -        -        -        -        -        -
      Apr-92   157.6     9.5%        -        -         -        -        -        -        -        -        -        -        -
      May-92   160.8    11.7%        -        -         -        -        -        -        -        -        -        -        -
      Jun-92   170.4    18.4%        -        -         -        -        -        -        -        -        -        -        -
      Jul-92   175.1    21.7%        -        -         -        -        -        -        -        -        -        -        -
      Aug-92   179.7    24.9%        -        -         -        -        -        -        -        -        -        -        -
      Sep-92   169.6    17.9%        -        -         -        -        -        -        -        -        -        -        -
      Oct-92   167.0    16.1%        -        -         -        -        -        -        -        -        -        -        -
      Nov-92   172.4    19.8%        -        -         -        -        -        -        -        -        -        -        -
      Dec-92   186.2    29.4%        -        -         -        -        -        -        -        -        -        -        -
1993  Jan-93   201.1    39.7%        -        -         -        -        -        -        -        -        -        -        -
      Feb-93   219.1    52.3%     9.0%        -         -        -        -        -        -        -        -        -        -
      Mar-93   221.1    53.6%     9.9%        -         -        -        -        -        -        -        -        -        -
      Apr-93   228.2    58.6%    13.5%        -         -        -        -        -        -        -        -        -        -
      May-93   215.9    50.0%     7.4%        -         -        -        -        -        -        -        -        -        -
      Jun-93   214.7    49.2%     6.8%        -         -        -        -        -        -        -        -        -        -
      Jul-93   220.5    53.2%     9.6%        -         -        -        -        -        -        -        -        -        -
      Aug-93   234.7    63.1%    16.7%        -         -        -        -        -        -        -        -        -        -
      Sep-93   246.7    71.4%    22.7%        -         -        -        -        -        -        -        -        -        -
      Oct-93   259.9    80.6%    29.2%        -         -        -        -        -        -        -        -        -        -
      Nov-93   258.6    79.7%    28.6%        -         -        -        -        -        -        -        -        -        -
      Dec-93   245.7    70.7%    22.2%        -         -        -        -        -        -        -        -        -        -
1994  Jan-94   252.5    75.5%    25.6%        -         -        -        -        -        -        -        -        -        -
      Feb-94   257.2    78.7%    27.9%     1.9%         -        -        -        -        -        -        -        -        -
      Mar-94   241.6    67.9%    20.1%    -4.3%         -        -        -        -        -        -        -        -        -
      Apr-94   247.5    72.0%    23.1%    -2.0%         -        -        -        -        -        -        -        -        -
      May-94   263.3    83.0%    30.9%     4.3%         -        -        -        -        -        -        -        -        -
      Jun-94   269.6    87.4%    34.1%     6.8%         -        -        -        -        -        -        -        -        -
      Jul-94   276.7    92.3%    37.6%     9.6%         -        -        -        -        -        -        -        -        -
      Aug-94   287.2    99.6%    42.8%    13.7%         -        -        -        -        -        -        -        -        -
      Sep-94   278.8    93.7%    38.6%    10.4%         -        -        -        -        -        -        -        -        -
      Oct-94   263.1    82.8%    30.8%     4.2%         -        -        -        -        -        -        -        -        -
      Nov-94   245.8    70.8%    22.2%    -2.7%         -        -        -        -        -        -        -        -        -
      Dec-94   244.7    70.0%    21.7%    -3.1%         -        -        -        -        -        -        -        -        -
1995  Jan-95   256.1    78.0%    27.3%     1.4%      4.7%        -        -        -        -        -        -        -        -
      Feb-95   277.0    92.5%    37.7%     9.7%     13.2%        -        -        -        -        -        -        -        -
      Mar-95   278.4    93.5%    38.4%    10.3%     13.8%        -        -        -        -        -        -        -        -
      Apr-95   295.4   105.3%    46.9%    17.0%     20.7%        -        -        -        -        -        -        -        -
      May-95   307.6   113.8%    53.0%    21.8%     25.7%        -        -        -        -        -        -        -        -
      Jun-95   313.5   117.9%    55.9%    24.2%     28.1%        -        -        -        -        -        -        -        -
      Jul-95   328.2   128.1%    63.2%    30.0%     34.1%        -        -        -        -        -        -        -        -
      Aug-95   355.5   147.0%    76.8%    40.8%     45.3%        -        -        -        -        -        -        -        -
      Sep-95   362.3   151.8%    80.2%    43.5%     48.1%        -        -        -        -        -        -        -        -
      Oct-95   354.1   146.1%    76.1%    40.2%     44.7%        -        -        -        -        -        -        -        -
      Nov-95   370.2   157.3%    84.1%    46.6%     51.3%        -        -        -        -        -        -        -        -
      Dec-95   376.5   161.6%    87.2%    49.1%     53.9%        -        -        -        -        -        -        -        -
1996  Jan-96   370.7   157.6%    84.3%    46.8%     51.5%    -1.5%        -        -        -        -        -        -        -
      Feb-96   373.6   159.6%    85.8%    48.0%     52.7%    -0.8%        -        -        -        -        -        -        -
      Mar-96   382.1   165.5%    90.0%    51.3%     56.2%     1.5%        -        -        -        -        -        -        -
      Apr-96   380.3   164.3%    89.1%    50.6%     55.4%     1.0%        -        -        -        -        -        -        -
      May-96   383.0   166.2%    90.5%    51.7%     56.5%     1.7%        -        -        -        -        -        -        -
      Jun-96   387.2   169.1%    92.5%    53.3%     58.2%     2.8%        -        -        -        -        -        -        -
      Jul-96   389.9   171.0%    93.9%    54.4%     59.3%     3.6%        -        -        -        -        -        -        -
      Aug-96   408.3   183.7%   103.0%    61.7%     66.9%     8.4%        -        -        -        -        -        -        -
      Sep-96   429.3   198.3%   113.5%    70.0%     75.4%    14.0%        -        -        -        -        -        -        -
      Oct-96   456.7   217.4%   127.1%    80.9%     86.6%    21.3%        -        -        -        -        -        -        -
      Nov-96   485.8   237.6%   141.6%    92.4%     98.5%    29.0%        -        -        -        -        -        -        -
      Dec-96   483.6   236.1%   140.5%    91.5%     97.6%    28.4%        -        -        -        -        -        -        -
1997  Jan-97   520.1   261.4%   158.6%   106.0%    112.5%    38.1%     7.5%        -        -        -        -        -        -
      Feb-97   563.1   291.3%   180.0%   123.0%    130.1%    49.6%    16.4%        -        -        -        -        -        -
      Mar-97   527.7   266.7%   162.4%   109.0%    115.7%    40.2%     9.1%        -        -        -        -        -        -
      Apr-97   537.2   273.3%   167.1%   112.8%    119.5%    42.7%    11.1%        -        -        -        -        -        -
      May-97   577.9   301.6%   187.4%   128.9%    136.2%    53.5%    19.5%        -        -        -        -        -        -
      Jun-97   624.5   334.0%   210.5%   147.3%    155.2%    65.9%    29.1%        -        -        -        -        -        -
      Jul-97   684.5   375.7%   240.4%   171.1%    179.7%    81.8%    41.5%        -        -        -        -        -        -
      Aug-97   664.6   361.8%   230.5%   163.2%    171.6%    76.5%    37.4%        -        -        -        -        -        -
      Sep-97   737.5   412.5%   266.7%   192.1%    201.4%    95.9%    52.5%        -        -        -        -        -        -
      Oct-97   752.4   422.9%   274.1%   198.0%    207.5%    99.8%    55.6%        -        -        -        -        -        -
      Nov-97   767.4   433.3%   281.6%   203.9%    213.6%   103.8%    58.7%        -        -        -        -        -        -
      Dec-97   814.1   465.7%   304.8%   222.4%    232.7%   116.2%    68.3%        -        -        -        -        -        -

Conversion Valuation Appraisal Report                              Page:  1 - 55
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                               SNL THRIFT INDEX MONTHLY PERFORMANCE
                                                                                December 31, 1991 to July 28, 2003
------------------------------------------------------------------------------------------------------------------------------------
                           SNL     % Change     % Change    % Change     % Change     % Change     % Change     % Change    % Change
                         Thrift     Since        Since        Since       Since        Since        Since        Since        Since
                Date      Index     1/2/92       1/4/93      1/3/94      12/30/94     12/29/95     12/31/96     12/31/97    12/31/98
                ----      -----     ------       ------      ------      --------     --------     --------     --------    --------

1998  Jan-98   768.3   433.9%   282.0%   204.3%    214.0%   104.1%    58.9%    -5.6%        -        -        -        -        -
      Feb-98   818.7   468.9%   307.1%   224.2%    234.6%   117.5%    69.3%     0.6%        -        -        -        -        -
      Mar-98   869.3   504.1%   332.3%   244.3%    255.3%   130.9%    79.8%     6.8%        -        -        -        -        -
      Apr-98   882.1   513.0%   338.6%   249.3%    260.5%   134.3%    82.4%     8.4%        -        -        -        -        -
      May-98   867.4   502.8%   331.3%   243.5%    254.5%   130.4%    79.4%     6.5%        -        -        -        -        -
      Jun-98   833.5   479.2%   314.5%   230.1%    240.6%   121.4%    72.4%     2.4%        -        -        -        -        -
      Jul-98   783.7   444.6%   289.7%   210.4%    220.3%   108.2%    62.1%    -3.7%        -        -        -        -        -
      Aug-98   598.6   316.0%   197.7%   137.1%    144.6%    59.0%    23.8%   -26.5%        -        -        -        -        -
      Sep-98   784.2   445.0%   290.0%   210.6%    220.5%   108.3%    62.2%    -3.7%        -        -        -        -        -
      Oct-98   676.3   370.0%   236.3%   167.8%    176.4%    79.6%    39.8%   -16.9%        -        -        -        -        -
      Nov-98   710.6   393.8%   253.4%   181.4%    190.4%    88.7%    46.9%   -12.7%        -        -        -        -        -
      Dec-98   705.9   390.5%   251.0%   179.6%    188.5%    87.5%    46.0%   -13.3%        -        -        -        -        -
1999  Jan-99   715.4   397.2%   255.7%   183.3%    192.4%    90.0%    47.9%   -12.1%     1.3%        -        -        -        -
      Feb-99   695.4   383.3%   245.8%   175.4%    184.2%    84.7%    43.8%   -14.6%    -1.5%        -        -        -        -
      Mar-99   707.6   391.7%   251.9%   180.2%    189.2%    87.9%    46.3%   -13.1%     0.2%        -        -        -        -
      Apr-99   743.0   416.3%   269.5%   194.3%    203.6%    97.3%    53.6%    -8.7%     5.3%        -        -        -        -
      May-99   707.2   391.5%   251.7%   180.1%    189.0%    87.8%    46.2%   -13.1%     0.2%        -        -        -        -
      Jun-99   695.6   383.4%   245.9%   175.5%    184.3%    84.8%    43.8%   -14.6%    -1.5%        -        -        -        -
      Jul-99   676.3   370.0%   236.3%   167.8%    176.4%    79.6%    39.8%   -16.9%    -4.2%        -        -        -        -
      Aug-99   632.2   339.3%   214.4%   150.4%    158.4%    67.9%    30.7%   -22.3%   -10.4%        -        -        -        -
      Sep-99   609.2   323.3%   202.9%   141.2%    148.9%    61.8%    26.0%   -25.2%   -13.7%        -        -        -        -
      Oct-99   662.4   360.3%   229.4%   162.3%    170.7%    75.9%    37.0%   -18.6%    -6.2%        -        -        -        -
      Nov-99   607.3   322.0%   202.0%   140.5%    148.2%    61.3%    25.6%   -25.4%   -14.0%        -        -        -        -
      Dec-99   562.4   290.8%   179.7%   122.7%    129.8%    49.4%    16.3%   -30.9%   -20.3%        -        -        -        -
2000  Jan-00   529.6   268.0%   163.4%   109.7%    116.4%    40.7%     9.5%   -34.9%   -25.0%   -5.83%        -        -        -
      Feb-00   487.0   238.4%   142.2%    92.9%     99.0%    29.3%     0.7%   -40.2%   -31.0%  -13.41%        -        -        -
      Mar-00   530.0   268.3%   163.6%   109.9%    116.6%    40.8%     9.6%   -34.9%   -24.9%   -5.76%        -        -        -
      Apr-00   552.7   284.1%   174.8%   118.9%    125.9%    46.8%    14.3%   -32.1%   -21.7%   -1.72%        -        -        -
      May-00   563.2   291.4%   180.1%   123.0%    130.2%    49.6%    16.5%   -30.8%   -20.2%    0.14%        -        -        -
      Jun-00   571.7   297.3%   184.3%   126.4%    133.6%    51.8%    18.2%   -29.8%   -19.0%    1.65%        -        -        -
      Jul-00   606.3   321.3%   201.5%   140.1%    147.8%    61.0%    25.4%   -25.5%   -14.1%    7.81%        -        -        -
      Aug-00   654.3   354.7%   225.4%   159.1%    167.4%    73.8%    35.3%   -19.6%    -7.3%   16.34%        -        -        -
      Sep-00   718.3   399.2%   257.2%   184.5%    193.5%    90.8%    48.5%   -11.8%     1.8%   27.72%        -        -        -
      Oct-00   739.0   413.6%   267.5%   192.7%    202.0%    96.3%    52.8%    -9.2%     4.7%   31.40%        -        -        -
      Nov-00   751.1   422.0%   273.5%   197.5%    206.9%    99.5%    55.3%    -7.7%     6.4%   33.55%        -        -        -
      Dec-00   874.3   507.6%   334.8%   246.3%    257.3%   132.2%    80.8%     7.4%    23.9%   55.46%        -        -        -
2001  Jan-01   825.1   473.4%   310.3%   226.8%    237.2%   119.2%    70.6%     1.4%    16.9%   46.71%   -5.63%        -        -
      Feb-01   850.7   491.2%   323.0%   236.9%    247.7%   125.9%    75.9%     4.5%    20.5%   51.26%   -2.70%        -        -
      Mar-01   885.2   515.1%   340.2%   250.6%    261.7%   135.1%    83.0%     8.7%    25.4%   57.39%    1.24%        -        -
      Apr-01   875.3   508.3%   335.3%   246.7%    257.7%   132.5%    81.0%     7.5%    24.0%   55.64%    0.11%        -        -
      May-01   919.5   539.0%   357.2%   264.2%    275.8%   144.2%    90.1%    12.9%    30.3%   63.50%    5.17%        -        -
      Jun-01   964.5   570.3%   379.6%   282.0%    294.2%   156.2%    99.4%    18.5%    36.6%   71.50%   10.32%        -        -
      Jul-01  1020.9   609.5%   407.7%   304.3%    317.2%   171.2%   111.1%    25.4%    44.6%   81.53%   16.77%        -        -
      Aug-01   960.4   567.4%   377.6%   280.4%    292.5%   155.1%    98.6%    18.0%    36.1%   70.77%    9.85%        -        -
      Sep-01   953.9   562.9%   374.3%   277.8%    289.8%   153.3%    97.2%    17.2%    35.1%   69.61%    9.10%        -        -
      Oct-01   851.6   491.8%   323.5%   237.3%    248.0%   126.2%    76.1%     4.6%    20.6%   51.42%   -2.60%        -        -
      Nov-01   915.7   536.3%   355.3%   262.7%    274.2%   143.2%    89.4%    12.5%    29.7%   62.82%    4.74%        -        -
      Dec-01   918.2   538.1%   356.6%   263.6%    275.2%   143.9%    89.9%    12.8%    30.1%   63.26%    5.02%        -        -
2002  Jan-02   982.4   582.7%   388.5%   289.1%    301.5%   160.9%   103.1%    20.7%    39.2%   74.68%   12.36%    6.99%        -
      Feb-02   985.2   584.6%   389.9%   290.2%    302.6%   161.7%   103.7%    21.0%    39.6%   75.18%   12.68%    7.30%        -
      Mar-02  1006.7   599.6%   400.6%   298.7%    311.4%   167.4%   108.2%    23.7%    42.6%   79.00%   15.14%    9.64%        -
      Apr-02  1117.8   676.8%   455.8%   342.7%    356.8%   196.9%   131.1%    37.3%    58.4%   98.76%   27.85%   21.74%        -
      May-02  1150.1   699.2%   471.9%   355.5%    370.0%   205.5%   137.8%    41.3%    62.9%  104.50%   31.55%   25.26%        -
      Jun-02  1123.0   680.4%   458.4%   344.8%    358.9%   198.3%   132.2%    37.9%    59.1%   99.68%   28.45%   22.30%        -
      Jul-02  1079.6   650.2%   436.8%   327.6%    341.2%   186.7%   123.2%    32.6%    52.9%   91.96%   23.48%   17.58%        -
      Aug-02  1113.8   674.0%   453.9%   341.1%    355.2%   195.8%   130.3%    36.8%    57.8%   98.04%   27.39%   21.30%        -
      Sep-02   984.7   584.3%   389.7%   290.0%    302.4%   161.5%   103.6%    21.0%    39.5%   75.09%   12.63%    7.24%        -
      Oct-03  1060.5   637.0%   427.3%   320.0%    333.4%   181.7%   119.3%    30.3%    50.2%   88.57%   21.30%   15.50%        -
      Nov-02  1077.5   648.8%   435.8%   326.7%    340.3%   186.2%   122.8%    32.4%    52.6%   91.59%   23.24%   17.35%        -
      Dec-02  1079.9   650.5%   437.0%   327.7%    341.3%   186.8%   123.3%    32.6%    53.0%   92.02%   23.52%   17.61%        -
2003  Jan-03  1070.3   643.8%   432.2%   323.9%    337.4%   184.3%   121.3%    31.5%    51.6%   90.31%   22.42%   16.57%   -0.89%
      Feb-03  1081.3   651.4%   437.7%   328.2%    341.9%   187.2%   123.6%    32.8%    53.2%   92.27%   23.68%   17.76%    0.13%
      Mar-03  1106.3   668.8%   450.1%   338.1%    352.1%   193.8%   128.8%    35.9%    56.7%   96.71%   26.54%   20.49%    2.44%
      Apr-03  1188.0   725.6%   490.8%   370.5%    385.5%   215.5%   145.7%    45.9%    68.3%  111.24%   35.88%   29.38%   10.01%
      May-03  1223.7   750.4%   508.5%   384.6%    400.1%   225.0%   153.0%    50.3%    73.4%  117.59%   39.96%   33.27%   13.32%
      Jun-03  1273.0   784.6%   533.0%   404.2%    420.2%   238.1%   163.2%    56.4%    80.3%  126.35%   45.60%   38.64%   17.88%
      Jul-03  1317.2   815.4%   555.0%   421.7%    438.3%   249.9%   172.4%    61.8%    86.6%  134.21%   50.66%   43.45%   21.97%

Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 56
================================================================================

                           FIGURE 41 - EQUITY INDICES


                                [GRAPHIC OMITTED]

Source: SNL Securities

As the preceding figures demonstrate, the SNL Thrift Index materially diverged from the S&P 500 and DJIA during the late 1998 to early 2000 period, reflecting the investment community's apparent disfavor with thrift stocks during that time period. However, during 2000, 2001 and 2002, the SNL thrift index substantially outperformed the S&P and DJIA.

Conversion Valuation Appraisal Report                              Page:  1 - 57
================================================================================


                      FIGURE 42 - HISTORICAL MARKET INDICES

          ---------------------------------------------------------------
               Date                    SNL           S&P           DJIA
          ---------------------------------------------------------------
             06/30/94                 269.6         444.3        3,625.0
             12/30/94                 244.7         459.3        3,834.4
             06/30/95                 313.5         544.8        4,556.1
             12/29/95                 376.5         615.9        5,117.1
             06/28/96                 387.2         670.6        5,654.6
             12/31/96                 483.6         740.7        6,448.3
             06/30/97                 624.5         885.2        7,672.8
             12/30/97                 814.1         970.4        7,908.3
             06/30/98                 833.5       1,133.8        8,952.0
             12/31/98                 705.9       1,229.2        9,181.4
             06/30/99                 695.6       1,372.7       10,970.8
             12/31/99                 562.4       1,469.3       11,497.1
             06/30/00                 571.7       1,457.0       10,614.1
             12/31/00                 874.3       1,320.0       10,788.0
             06/30/01                 964.5       1,224.4       10,502.4
             12/31/01                 918.2       1,137.1        9,894.8
             06/28/02               1,123.0         989.8        9,243.3
             12/31/02               1,079.9         879.4        8,341.6
             06/30/03               1,273.0         974.5        8,985.4
             07/28/03               1,317.2         996.5        9,266.5
          ---------------------------------------------------------------

Source: SNL Securities

As Figures 40, 41 and 42 illustrate, the performance of the SNL index was robust through 1994, 1995, 1996, 1997 and the first half of 1998. The dip in the index, occurring in late 1994, was the product of the interest rate rise during that period along with the overall uneasiness in the stock market in general. In August and October 1998, the indices experienced a dramatic drop in value. In 2001, the SNL Thrift Index rebounded due to the rapidly decreasing rate environment. The S&P 500 Index and the Dow Jones Industrial Average lost 22.66% and 15.70%, respectively, during 2002, however the SNL Thrift Index increased 17.61% over the same time period. During this timeframe, investor preference shifted from a growth to a value orientation. During 2003, the SNL Thrift Index continues to outperform, however, the gap has narrowed.

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================================================================================

                          FIGURE 43 - HISTORICAL RATES

                                [GRAPHIC OMITTED]

Source:  Federal Reserve Bank of New York

As the Figures 41 and 43 demonstrate, the rate rise in late 1994 correlates closely to the fall in thrift prices. The drop in rates in 1995 was one of the primary drivers of the rapid rise in the SNL Thrift Index. Likewise the drop in interest rates during 2001, lead to rising thrift values while the broader market declined. Rates are at the low point in the cycle however, and the economic news continues to be schizophrenic.

Conversion Valuation Appraisal Report                              Page:  1 - 59
================================================================================


     CHANGE IN MARKET CONDITIONS SINCE THE INITIAL APPRAISAL

Since May 9, 2003, the SNL thrift index has risen 7.70%, while the S&P 500 and Dow Jones Industrial Average rose 6.76% and 7.69%, respectively. The fully converted price to tangible book multiple rose 7.79% and the fully converted price to LTM core earnings rose 6.35%.

                 FIGURE 44 - CHANGE IN MARKET FOR THRIFT STOCKS


Index                                                        5/9/03         7/28/03        $ Change         % Change
----------------------------------------------------------------------------------------------------------------------
                                                                                    ----------------------------------
SNL Index                                                   1,223.0         1,317.2           94.16             7.70%
                                                                                    ----------------------------------

                                                                                    ----------------------------------
S&P 500                                                       933.4           996.5           63.11             6.76%
                                                                                    ----------------------------------

                                                                                    ----------------------------------
Dow Jones Industrial Average                                8,604.6         9,266.5          661.91             7.69%
                                                                                    ----------------------------------


All Fully Converted Thrifts

                                                                                    ----------------------------------
Median Price to LTM Core EPS                                   14.0            14.9            0.89             6.35%
                                                                                    ----------------------------------

                                                                                    ----------------------------------
Median Price to Book                                          125.4           135.6           10.17             8.11%
                                                                                    ----------------------------------

                                                                                    ----------------------------------
Median Price to Tangible Book                                 132.8           143.1           10.35             7.79%
                                                                                    ----------------------------------

                                                                                    ----------------------------------
Median Price to Assets                                         12.4            13.0            0.63             5.08%
                                                                                    ----------------------------------

II Publicly Traded Mutual Holding Companies

                                                                                    ----------------------------------
Median Price to LTM Core EPS                                   36.3            31.4           (4.89)          -13.46%
                                                                                    ----------------------------------

                                                                                    ----------------------------------
Median Price to Book                                          202.4           207.9            5.50             2.71%
                                                                                    ----------------------------------

                                                                                    ----------------------------------
Median Price to Tangible Book                                 225.2           226.6            1.43             0.64%
                                                                                    ----------------------------------

                                                                                    ----------------------------------
Median Price to Assets                                         25.0            25.3            0.36             1.44%
                                                                                    ----------------------------------




Source:  SNL Securities and FinPro Calculations

The change is the market levels since the initial appraisal was one of the primary reasons for increasing the valuation range. Since the updated appraisal has already reflected this increase, no additional adjustment is necessary for this factor.

Conversion Valuation Appraisal Report                              Page:  1 - 60
================================================================================





                            ACQUISITION MARKET



The  following  chart  illustrates  that   acquisitions  have  dwindled.   Lower
acquisition pricing multiples reduced the incentive for potential targets to sell. Additionally, the pool of potential targets is declining.

                FIGURE 45 - DEALS FOR LAST THIRTY-THREE QUARTERS


                                [GRAPHIC OMITTED]

Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 61
================================================================================


In general, deal multiples have declined between 1999 and 2000. However, multiples have trended upward during 2001 and 2002. During 2003, the price to tangible book multiple rose, while the price to earnings declined.

                           FIGURE 46 - DEAL MULTIPLES


     -----------------------------------------------------------------------------------------------------------
     Median Price to LTM Earnings                 1999         2000          2001         2002       2003 YTD
     Thrifts - Nationwide                         24.0         20.0          28.0         25.9         19.6
     Thrifts - Mid Atlantic                       27.6         27.5          26.8         52.4         13.0
     Thrifts - Deal Values $100 - $500 Million    24.0         16.0          17.7         19.1         18.5
     Average Price to Book                        1999         2000          2001         2002       2003 YTD
     Thrifts - Nationwide                        185.3         142.5        160.8        161.8        176.3
     Thrifts - Mid Atlantic                      166.3         140.7        174.2        184.9        191.8
     Thrifts - Deal Values $100 - $500 Million   294.1         155.6        178.3        225.4        196.2
     Average Price to Tangible Book               1999         2000          2001         2002       2003 YTD
     Thrifts - Nationwide                        191.5         148.8        166.2        169.4        187.8
     Thrifts - Mid Atlantic                      179.1         152.5        194.1        199.4        192.0
     Thrifts - Deal Values $100 - $500 Million   314.9         162.0        188.0        236.0        225.1
     Median Core Deposit Premium                  1999         2000          2001         2002       2003 YTD
     Thrifts - Nationwide                         11.4          7.5          7.0          8.6          10.7
     Thrifts - Mid Atlantic                       11.5          7.4          6.8          11.4         8.9
     Thrifts - Deal Values $100 - $500 Million    32.0          8.9          11.5         19.4         12.5
     -----------------------------------------------------------------------------------------------------------

Source:  SNL Securities

Five thrift acquisitions have occurred in New Jersey since January 1, 2001. One of the deals was a mutual merger and three were "remutualizations".

          FIGURE 47 -NEW JERSEY THRIFT DEALS SINCE ANNOUNCED AFTER 2000


                                                                                          Deal Value  Price/LTM EPS    Price/Book
                                                                   Target                  Announced      Announced     Announced
Buyer Name                          Target Name                    State     Announced          ($M)            (x)           (x)
-----------------------------------------------------------------------------------------------------------------------------------
Kearny, MHC                         Pulaski Bancorp, Inc. (MHC)      NJ       01/10/2002        27.5             NM        253.27
Kearny, MHC                         West Essex Bancorp Inc.,(MHC)    NJ       09/11/2002        72.2          52.39        334.60
NSB Holding Corp.                   Liberty Bancorp, Inc. (MHC)      NJ       05/16/2002        34.6             NM        276.62
Oritani Financial Corp., M.H.C.     Hamilton Bancorp, MHC            NJ       10/18/2001          NA             NA            NA
Pacific Mutual Holding Company      College Savings Bank             NJ       10/17/2001          NA             NA            NA



                                                                            Price/    Franch Prem/
                                                                          Tang Book   Core Deposits
                                                                   Target Announced       Announced
Buyer Name                          Target Name                    State        (%)             (%)
---------------------------------------------------------------------------------------------------
Kearny, MHC                         Pulaski Bancorp, Inc. (MHC)      NJ      253.27          23.60
Kearny, MHC                         West Essex Bancorp Inc.,(MHC)    NJ      356.71          60.83
NSB Holding Corp.                   Liberty Bancorp, Inc. (MHC)      NJ      276.62          25.15
Oritani Financial Corp., M.H.C.     Hamilton Bancorp, MHC            NJ          NA             NA
Pacific Mutual Holding Company      College Savings Bank             NJ          NA             NA


The Comparable Group has been screened in an attempt to eliminate stocks with speculation included in their pricing. Additionally, the OTS is currently enforcing the three-year prohibition on mergers following a mutual-to-stock conversion. As such, no adjustment is required for this factor.

Conversion Valuation Appraisal Report                              Page:  1 - 62
================================================================================

         ADJUSTMENTS TO VALUE IN RELATION TO THE COMPARABLE GROUP



Overall,  FinPro  believes  that the Bank  pro  forma  market  value  should  be
discounted   relative  to  the  Comparable   Group,   reflecting  the  following
adjustments.

Key Valuation Parameters                                   Valuation Adjustment
---------------------------------------------------------- -------------------

Balance Sheet Strength                                     Slight Upward

Asset Quality                                              Slight Upward

Earnings Quality, Predictability and Growth                Downward

Dividends                                                  No Adjustment

Liquidity of the Issue                                     Downward

Recent Regulatory Matters                                  No Adjustment

Market for Seasoned Thrift Stocks                          No Adjustment

Acquisition Market                                         No Adjustment

Conversion Valuation Appraisal Report                              Page:  1 - 63
================================================================================

5.  Other Factors



                                MANAGEMENT



The Bank has developed a good management team with considerable banking experience. The Bank's organizational chart is reasonable for an institution of its size and complexity. The Board is active and oversees and advises on all key strategic and policy decisions and holds the management to high performance standards.

As such, no adjustment appears to be warranted for this factor.

Conversion Valuation Appraisal Report                              Page:  1 - 64
================================================================================


                               MARKET AREA



The market area that an institution serves has a significant impact on value, as future success is interrelated with the economic, demographic and competitive aspects of the market. The location of an institution will have an impact on the trading value of an institution, as many analysts compare the pricing of institutions relative to a state or regional multiples in investor presentations. Furthermore, many investors like to invest in organizations that can be easily followed through the local newspapers and "word-of-mouth", and the sophistication and financial resources vary from state to state.

Specifics  on the Bank's  markets  were  delineated  in Section 2 - Market  Area
Analysis. The following figure compares the demographic data for the county serviced by the Bank, to the county data of the Comparable Group members.

Conversion Valuation Appraisal Report                              Page:  1 - 65
================================================================================

                       FIGURE 48 - COUNTY DEMOGRAPHIC DATA

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Expected      Median  Exp. Med.   Per       Per
                                             Population  Population  Household   Household    Household Household  Capita    Capita
                                              Growth       Growth     Growth       Growth       Growth    Income   Income    Income
          Holding Company      County        1990 - 2002 2002 - 2007 1990 - 2002 2002 - 2007     2002      2007     2002      2007
------------------------------------------------------------------------------------------------------------------------------------
Advance Financial Bancorp      Belmont        -2.91%        -3.94%     -0.57%       -2.32%    $ 31,862   $ 36,124 $ 17,125 $ 20,477
Advance Financial Bancorp      Jefferson      -9.35%        -3.78%     -3.42%       -1.50%      30,321     33,129   17,087   19,890
Ameriana Bancorp               Hamilton       -3.56%        -2.59%      1.83%       -0.88%      48,472     58,511   28,196   35,231
Ameriana Bancorp               Hancock        25.24%         7.47%     34.93%       10.15%      59,656     70,272   27,938   35,099
Ameriana Bancorp               Hendricks      44.74%        12.55%     51.41%       14.57%      64,395     76,329   28,350   35,366
Ameriana Bancorp               Henry          -0.08%        -1.59%      4.22%       -0.22%      40,805     47,131   21,104   25,979
Ameriana Bancorp               Madison         1.28%        -1.32%      6.37%        0.27%      39,253     42,705   20,271   23,796
Ameriana Bancorp               Shelby          8.83%         2.61%     14.05%        4.38%      45,639     52,156   22,116   26,814
Ameriana Bancorp               Warren         47.02%        13.46%     52.19%       15.34%      61,137     73,477   27,483   34,706
Central Bancorp Inc.           Middlesex       5.29%         1.42%      9.03%        2.58%      76,242     94,126   37,824   47,589
Central Bancorp Inc.           Suffolk         4.46%         1.42%      6.42%        2.15%      56,883     73,316   30,580   39,625
Citizens First Financial Corp. Livingston      0.77%        -0.21%      4.86%        0.83%      44,712     50,559   19,999   23,911
Citizens First Financial Corp. McLean         18.83%         5.41%     24.44%        6.91%      54,304     66,797   26,850   34,126
First Capital Inc.             Floyd          10.76%         2.36%     15.72%        3.87%      46,036     54,195   23,625   29,211
First Capital Inc.             Harrison       16.93%         4.83%     25.04%        7.37%      42,961     50,711   21,037   26,620
First Capital Inc.             Washington     17.07%         5.16%     21.43%        6.51%      35,369     40,079   17,353   21,005
FirstBank NW Corp.             Ada            53.51%        12.42%     53.94%       12.88%      52,886     64,437   26,550   33,297
FirstBank NW Corp.             Asotin         15.81%        -0.10%     18.88%        0.78%      36,448     41,884   19,579   23,674
FirstBank NW Corp.             Idaho          14.42%         4.33%     20.15%        6.32%      27,023     28,422   14,175   15,596
FirstBank NW Corp.             Kootenai       63.93%        13.39%     61.21%       13.03%      40,525     46,056   20,285   24,124
FirstBank NW Corp.             Latah          15.37%         3.23%     18.26%        4.75%      36,066     41,548   18,728   22,692
FirstBank NW Corp.             Nez Perce      11.39%         1.99%     13.03%        2.50%      39,465     44,722   20,947   25,125
FirstBank NW Corp.             Spokane        18.00%         5.22%     18.02%        5.56%      42,105     49,952   22,438   27,346
Guaranty Federal Bcshs Inc.    Christian      77.64%        16.49%     83.71%       17.94%      37,315     41,859   17,612   20,903
Guaranty Federal Bcshs Inc.    Greene         17.36%         4.28%     22.76%        6.06%      41,730     51,540   24,024   30,730
Hingham Instit. for Savings    Norfolk         5.97%         1.31%     10.23%        2.65%      74,496     89,476   36,972   45,329
Hingham Instit. for Savings    Plymouth       10.01%         3.29%     14.67%        4.76%      62,545     71,847   27,825   33,534
HopFed Bancorp Inc.            Calloway       12.31%         3.16%     21.50%        5.11%      31,115     37,245   19,783   25,065
HopFed Bancorp Inc.            Christian       4.38%         0.19%     14.78%        1.15%      32,200     36,360   15,479   18,204
HopFed Bancorp Inc.            Fulton         -9.01%        -6.82%     -6.45%       -5.47%      24,131     27,215   15,415   18,014
HopFed Bancorp Inc.            Marshall       11.64%         2.56%     16.73%        4.26%      31,520     35,168   17,867   20,885
HopFed Bancorp Inc.            Todd            9.94%         1.78%     12.18%        2.56%      31,396     35,366   15,440   18,526
HopFed Bancorp Inc.            Trigg          23.68%         5.20%     30.04%        6.82%      26,007     28,007   14,435   16,241
Jacksonville Bancorp Inc.      Anderson       16.82%         3.96%     13.48%        6.66%      35,755     40,107   15,460   18,396
Jacksonville Bancorp Inc.      Cherokee       17.11%         6.86%     14.54%        6.85%      35,899     43,634   17,911   22,932
Jacksonville Bancorp Inc.      Gregg           6.74%         1.66%      7.45%        2.12%      40,253     45,255   20,640   24,618
Jacksonville Bancorp Inc.      Henderson      31.48%        11.47%     31.98%       11.71%      33,812     39,430   19,055   23,446
Jacksonville Bancorp Inc.      Panola          4.59%         2.78%      9.10%        4.45%      30,794     34,449   17,546   20,842
Jacksonville Bancorp Inc.      Smith          18.64%         6.56%     19.08%        7.09%      43,361     51,590   23,084   28,609
LSB Financial Corp.            Tippecanoe     16.42%         5.37%     24.44%        7.23%      44,052     52,977   22,661   28,112
MFB Corp.                      Elkhart        18.92%         4.68%     18.47%        4.54%      49,970     58,190   23,033   27,622
Mystic Financial Inc.          Middlesex       5.29%         1.42%      9.03%        2.58%      76,242     94,126   37,824   47,589
New Hampshire Thrift Bncshrs   Grafton        12.29%         6.53%     19.32%        9.24%      46,751     54,886   24,253   29,947
New Hampshire Thrift Bncshrs   Hillsborough   16.80%         7.20%     20.01%        8.28%      63,653     74,695   29,704   36,004
New Hampshire Thrift Bncshrs   Merrimack      17.15%         7.33%     20.78%        9.11%      53,534     61,557   26,536   31,731
New Hampshire Thrift Bncshrs   Sullivan        6.65%         3.89%     14.15%        6.44%      39,708     43,435   20,298   23,761
New Hampshire Thrift Bncshrs   Windham         7.39%         2.30%     11.48%        3.87%      45,339     49,372   21,739   24,950
North Central Bancshares Inc.  Dallas         44.24%        12.69%     46.75%       13.16%      48,480     57,961   24,425   30,428
North Central Bancshares Inc.  Des Moines     -1.61%        -2.11%      1.82%       -0.88%      41,536     47,948   20,981   25,413
North Central Bancshares Inc.  Henry           5.87%         0.67%      8.00%        1.46%      40,761     47,019   19,346   23,378
North Central Bancshares Inc.  Polk           15.77%         3.44%     16.78%        3.75%      56,588     69,613   28,980   36,611
North Central Bancshares Inc.  Story           8.97%         3.15%     15.13%        4.41%      48,074     60,173   23,529   30,304
North Central Bancshares Inc.  Webster        -1.72%        -3.23%     -1.70%       -2.52%      40,116     47,135   20,351   25,131
Northeast Bancorp              Androscoggin   -0.96%         0.69%      6.56%        3.28%      36,956     40,964   19,740   23,200
Northeast Bancorp              Cumberland     11.41%         4.68%     17.42%        6.70%      52,418     63,321   28,666   35,591
Northeast Bancorp              Kennebec        1.96%         1.92%     10.76%        4.58%      37,158     40,791   19,745   22,850
Northeast Bancorp              Oxford          5.69%         3.38%     14.08%        6.07%      31,631     34,645   17,139   19,702
Northeast Bancorp              Sagadahoc       7.03%         4.28%     15.44%        6.79%      41,128     44,631   20,025   22,767
Pittsburgh Financial Corp.     Allegheny      -5.41%        -3.25%     -1.54%       -1.82%      44,914     52,739   26,504   32,511
Pittsburgh Financial Corp.     Butler         16.42%         4.47%     21.84%        6.27%      44,644     51,000   21,847   26,536

------------------------------------------------------------------------------------------------------------------------------------
Comparable Median                             11.40%         3.26%     15.29%        4.67%    $ 41,633   $ 48,660 $ 21,009 $ 25,272

------------------------------------------------------------------------------------------------------------------------------------

American Savings, MHC          Essex           2.10%         0.33%      1.94%        0.44%    $ 56,080   $ 66,854 $ 29,690 $ 35,811


Source:  SNL Securities, FinPro calculations

Essex County has grown slower than the Comparable Group's markets. The Bank's markets have higher levels of income.

Conversion Valuation Appraisal Report                              Page:  1 - 66
================================================================================


The following figure displays the recent performance of each of the Bank's and the Comparable Group's branches.

                         FIGURE 49 - BRANCH PERFORMANCE

------------------------------------------------------------------------------------------------------------------------------------
                                                                         County      %
                                                                         Market  Increase
                                                                         Share    in Dep.     Dep.     Dep.     Dep.     Dep.   Dep.
   Holding Company    Branch Address    City         State  County       06/02 06/98-06/02  06/02    06/01   06/00   06/99   06/98
------------------------------------------------------------------------------------------------------------------------------------
Advance Financial
  Bancorp             435 Main St       Bridgeport      OH  Belmont       7.00%     0.59%  18,836   17,719  18,358  18,817  18,726
Advance Financial
  Bancorp             1015 Commerce St  Wellsburg       WV  Brooke       19.85%    19.60%  68,528   64,402  60,491  59,325  57,298
Advance Financial
  Bancorp             4420 Sunset Blvd  Steubenville    OH  Jefferson     5.12%    -0.33%  49,233   44,465  46,638  56,702  49,397
Ameriana Bancorp      1810 N State St   Greenfield      IN  Hancock      10.33%    42.14%  43,348   39,238  33,504  31,982  30,497
Ameriana Bancorp      99 S Dan Jones Rd Avon            IN  Hendricks     1.33%   206.08%  14,355   12,305   9,001   5,701   4,690
Ameriana Bancorp      22 N Jefferson St Knightstown     IN  Henry         5.43%    28.08%  35,673   32,671  29,594  28,574  27,852
Ameriana Bancorp      1311 Broad St     New Castle      IN  Henry        11.00%    -0.90%  72,350   71,381  71,449  71,931  73,008
Ameriana Bancorp      488 W Main St     Morristown      IN  Shelby        3.85%    48.96%  18,149   15,098  13,764  12,652  12,184
Central Bancorp Inc.  399 Highland Ave  Somerville      MA  Middlesex     0.17%     7.32%  59,732   59,658  51,699  52,856  55,660
Central Bancorp Inc.  198 Lexington St  Woburn          MA  Middlesex     0.09%     4.33%  30,739   29,464  29,896  29,307  29,464
Central Bancorp Inc.  1192 Boylston St  Chestnut Hill   MA  Middlesex        NA   -31.90%  19,912   23,169  24,143  26,193  29,238
Central Bancorp Inc.  175 Broadway      Arlington       MA  Middlesex        NA     1.89%  29,609   31,102  28,940  28,653  29,061
Central Bancorp Inc.  846 Main St       Melrose         MA  Middlesex     0.11%     0.95%  37,678   41,841  38,836  36,917  37,325
Central Bancorp Inc.  20 N St 60        Boston          MA  Suffolk       0.00%        NA       0        0       0       0       0
Citizens First
  Financial Corp.     301 Broadway      Normal          IL  McLean        1.17%    -9.45%  56,335   58,115  60,578  59,355  62,217
Citizens First
  Financial Corp.     314 Crittenden St Chenoa          IL  McLean        0.00%        NA       0        0       0       0       0
First Capital Inc.    9849 Hwy 150      Greenville      IN  Floyd         1.61%    14.67%  15,824    9,046  14,432  14,230  13,799
First Capital Inc.    3131 Grantline Rd New Albany      IN  Floyd         7.25%   223.47%  71,072   75,296  60,123  39,238  21,972
First Capital Inc.    220 Federal Dr Nw Corydon         IN  Harrison     21.35%    35.36% 102,513   96,760  99,209  90,217  75,732
First Capital Inc.    710 Main St       Palmyra         IN  Harrison      8.44%     7.69%  40,524    7,642  38,741  38,195  37,631
First Capital Inc.    8095 Hwy 135n     New Salisbury   IN  Harrison      1.53%        NA   7,338   15,133   4,005   1,672       0
FirstBank NW Corp.    1412 W Idaho Ste 1Boise           ID  Ada           0.00%        NA       0        0       0       0       0
FirstBank NW Corp.    108 S Mill St     Grangeville     ID  Idaho         7.98%    35.43%  14,048   13,964  13,082  12,518  10,373
FirstBank NW Corp.    1501 E Seltice WayPost Falls      ID  Kootenai      0.00%        NA       0        0   1,536     510       0
FirstBank NW Corp.    210 S Jackson St  Moscow          ID  Latah        10.24%    28.38%  35,990   31,326  30,300  30,819  28,035
FirstBank NW Corp.    444 Thain Rd      Lewiston        ID  Nez Perce     3.74%    27.26%  21,022   20,023  19,622  18,305  16,519
FirstBank NW Corp.    200 Feet E Of The LibertyeLake    WA  Spokane       0.07%        NA   3,966    2,874   1,570       0       0
Guaranty Federal
  Bcshs Inc.          1341 W BattlefieldSpringfield     MO  Greene        2.48%    85.06% 108,299   95,674  70,394  60,000  58,522
Guaranty Federal
  Bcshs Inc.          2109 N Glenstone  Springfield     MO  Greene        0.74%    50.82%  32,440   29,970  24,938  22,764  21,509
Guaranty Federal
  Bcshs Inc.          1707 W BattlefieldSpringfield     MO  Greene        0.11%   -67.86%   4,967    6,626   8,202  11,058  15,453
Guaranty Federal
  Bcshs Inc.          3570 S National   Springfield     MO  Greene        0.00%  -100.00%       0   17,174  14,562  18,714  28,401
Guaranty Federal
  Bcshs Inc.          4343 S National AvSpringfield     MO  Greene        0.41%  2458.79%  17,758    5,456   2,765   1,906     694



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================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                         County      %
                                                                         Market  Increase
                                                                         Share    in Dep.     Dep.     Dep.     Dep.     Dep.   Dep.
   Holding Company    Branch Address    City         State  County       06/02 06/98-06/02  06/02    06/01   06/00   06/99   06/98
------------------------------------------------------------------------------------------------------------------------------------

Hingham Instit.
  for Savings         13 Elm St         Cohasset        MA  Norfolk       0.13%   108.29%  19,819   16,437  12,239   9,681   9,515
Hingham Instit.
  for Savings         55 Main St        Hingham         MA  Plymouth      1.63%    20.38% 116,188  110,604 109,499 106,639  96,519
Hingham Instit.
  for Savings         37 Whiting St     South Hingham   MA  Plymouth      0.68%    30.22%  48,156   45,775  40,787  35,402  36,980
Hingham Instit.
  for Savings         Central St        Hingham         MA  Plymouth      0.00%        NA       0        0       0       0       0
HopFed Bancorp Inc.   2700 Fort CampbellHopkinsville    KY  Christian    10.91%    26.39%  83,085   76,000  69,951  65,485  65,738
HopFed Bancorp Inc.   306 Lake St       Fulton          KY  Fulton       48.92%   174.63%  95,340   89,217  83,049  42,960  34,716
HopFed Bancorp Inc.   59 Main St        Benton          KY  Marshall      3.63%        NA  16,367    5,895       0       0       0
HopFed Bancorp Inc.   352 E Main St     Cadiz           KY  Trigg        18.02%    22.53%  27,435   24,504  23,841  22,940  22,391
Jacksonville
  Bancorp Inc.        Commerce & Neches Jacksonville    TX  Cherokee     17.05%    16.29%  92,220   84,248  82,002  82,909  79,302
Jacksonville
  Bancorp Inc.        1412 Judson Rd    Longview        TX  Gregg         1.37%    75.27%  25,353   19,854  17,302  16,391  14,465
Jacksonville
  Bancorp Inc.        617 S Palestine StAthens          TX  Henderson     6.07%    71.96%  37,710   31,644  27,218  24,421  21,930
Jacksonville
  Bancorp Inc.        4803 Old Bullard RTyler           TX  Smith         1.68%   156.66%  43,311   28,820  21,875  20,905  16,875
LSB Financial Corp.   101 Main St       Lafayette       IN  Tippecanoe    4.73%    19.85%  96,443   85,025  83,789  87,286  80,472
LSB Financial Corp.   1501 Sagamore PkwyLafayette       IN  Tippecanoe    1.85%    46.38%  37,698   42,292  37,379  32,305  25,753
LSB Financial Corp.   3510 State Rd 38 ELafayette       IN  Tippecanoe    0.38%        NA   7,779    1,228       0       0       0
MFB Corp.             25990 County Rd #6Elkhart         IN  Elkhart       0.58%        NA  13,003   11,028   7,572     397       0
MFB Corp.             411 W Mckinley AveMishawaka       IN  Saint Joseph  0.69%     2.10%  31,887   33,674  33,746  33,063  31,232
MFB Corp.             2427 Mishawaka AveSouth Bend      IN  Saint Joseph  0.51%    15.23%  23,490   23,023  21,836  20,639  20,386
Mystic Financial Inc. 60 High St        Medford         MA  Middlesex     0.25%     2.25%  89,953   88,243  89,294  91,045  87,975
Mystic Financial Inc. Winthrop St       Medford         MA  Middlesex     0.00%    20.77%   1,105    1,069     957     845     915
Mystic Financial Inc. 1793 MassachusettsLexington       MA  Middlesex     0.19%        NA  68,336   52,069  40,302  18,664       0
Mystic Financial Inc. 164 Great Rd      Bedford         MA  Middlesex     0.03%        NA   9,335        0       0       0       0
New Hampshire
  Thrift Bncshrs      83 Main St        West Lebanon    NH  Grafton       1.44%    39.53%  20,506   21,106  17,739  16,263  14,697
New Hampshire
  Thrift Bncshrs      12 Centerra Pkwy SLebanon         NH  Grafton       1.08%   632.90%  15,303   13,464  10,572   5,269   2,088
New Hampshire
  Thrift Bncshrs      15 Antrim Rd      Hillsboro       NH  Hillsborough  0.19%    95.76%  12,002   10,521   8,341   6,866   6,131
New Hampshire
  Thrift Bncshrs      Newport Rd        New London      NH  Merrimack     2.79%    22.44%  55,098   58,205  54,905  47,268  45,001
New Hampshire
  Thrift Bncshrs      150 Main St       New London      NH  Merrimack     3.44%   -21.18%  68,009   67,667  71,330  86,272  86,283
New Hampshire
  Thrift Bncshrs      9 Main St         Newport         NH  Sullivan     15.80%     7.70%  91,956   93,211  85,415  82,905  85,383
New Hampshire
  Thrift Bncshrs      Rt 11             Sunapee         NH  Sullivan      5.31%    42.02%  30,884   27,888  27,537  24,054  21,746
New Hampshire
  Thrift Bncshrs      Guild Rd          Newport         NH  Sullivan      0.07%    -6.25%     435      420     642     546     464
New Hampshire
  Thrift Bncshrs      Rt 10             Grantham        NH  Sullivan      4.75%    40.23%  27,638   26,315  23,527  20,129  19,709
New Hampshire
  Thrift Bncshrs      Main St           Putnam          CT  Windham       0.00%        NA       0        0       0       0       0
North Central
  Bancshares Inc.     825 Central Ave   Fort Dodge      IA  Webster      13.97%     1.59%  85,156   83,681  96,640  90,911  83,821
North Central
  Bancshares Inc.     201 S 25th St     Fort Dodge      IA  Webster       4.56%     8.69%  27,798   27,533  26,109  27,551  25,575

Conversion Valuation Appraisal Report                              Page:  1 - 68
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                         County      %
                                                                         Market  Increase
                                                                         Share    in Dep.     Dep.     Dep.     Dep.     Dep.   Dep.
   Holding Company    Branch Address    City         State  County       06/02 06/98-06/02  06/02    06/01   06/00   06/99   06/98
------------------------------------------------------------------------------------------------------------------------------------
Northeast Bancorp     698 Lisbon Rd     Lisbon Falls    ME  Androscoggin  0.77%    21.52%  10,295   10,673  10,004   9,101   8,472
Northeast Bancorp     26 Pleasant St    Mechanic Falls  ME  Androscoggin  0.88%    18.39%  11,735   11,314   9,885  10,978   9,912
Northeast Bancorp     232 Center St     Auburn          ME  Androscoggin  4.41%   158.61%  59,075   60,218  67,303  42,191  22,843
Northeast Bancorp     882 Lisbon St     Lewiston        ME  Androscoggin  2.08%        NA  27,909   16,045  12,936   2,659       0
Northeast Bancorp     186 Maine St      Brunswick       ME  Cumberland    1.36%    22.16%  61,785   54,396  52,539  52,298  50,576
Northeast Bancorp     Main St           Harrison        ME  Cumberland    0.24%    35.76%  10,839    9,332   8,844   8,381   7,984
Northeast Bancorp     77 Middle St      Portland        ME  Cumberland    0.00%        NA       0        0       0       0       0
Northeast Bancorp     1 Bangor St       Augusta         ME  Kennebec      0.00%  -100.00%       0        0       0  12,052  12,367
Northeast Bancorp     235 Western Ave   Augusta         ME  Kennebec      1.97%   334.34%  34,065   32,524  26,468  13,071   7,843
Northeast Bancorp     11 Main St        Bethel          ME  Oxford        7.08%    17.36%  42,127   38,986  35,254  35,530  35,897
Northeast Bancorp     Depot St          Buckfield       ME  Oxford        2.49%    68.10%  14,789   13,028  11,342   9,958   8,798
Northeast Bancorp     Main St           South Paris     ME  Oxford        3.87%    60.50%  23,025   19,876  18,642  16,291  14,346
Northeast Bancorp     Main St           Richmond        ME  Sagadahoc     2.09%    29.62%   8,240    7,876   7,071   6,987   6,357
Pittsburgh
  Financial Corp.     2905 W Liberty AvePittsburgh      PA  Allegheny     0.04%    35.31%  15,818   16,801  15,330  14,241  11,690
Pittsburgh
  Financial Corp.     225 Ross St       Pittsburgh      PA  Allegheny     0.00%  -100.00%       0    4,156  41,973  32,937  34,929
Pittsburgh
  Financial Corp.     274 N Craig St    Pittsburgh      PA  Allegheny     0.00%  -100.00%       0        0       0  11,436  11,782
Pittsburgh
  Financial Corp.     4900 Liberty Ave  Pittsburgh      PA  Allegheny     0.09%   112.57%  31,009   31,057  28,813  14,669  14,588
Pittsburgh
  Financial Corp.     799 Castle ShannonPittsburgh      PA  Allegheny     0.04%    29.92%  12,635   15,611  14,000  11,604   9,725
Pittsburgh
  Financial Corp.     550 Market Pl Dr  Oakdale         PA  Allegheny     0.04%        NA  12,874   10,524   5,044   2,122       0
Pittsburgh
  Financial Corp.     1001 Village Run RWexford         PA  Allegheny     0.01%        NA   3,923    3,171       0       0       0
Pittsburgh
  Financial Corp.     441 Smithfield St Pittsburgh      PA  Allegheny     0.11%        NA  38,750   41,373       0       0       0
Pittsburgh
  Financial Corp.     100 N Main St     Butler          PA  Butler        2.46%    -1.00%  59,641   63,667  61,352  61,766  60,246

-----------------------------------------------------------------------------------------------------------------------------------
Comparable Group Median                                                    1.05%    23.49%  22,356   20,367  18,358  16,391  14,588

American Savings, MHC 365 Broad St      Bloomfield      NJ  Essex         1.52%    35.83% 193,072  171,952 157,020 151,464 142,146
American Savings, MHC 310 Pompton Ave   Cedar Grove     NJ  Essex         0.39%        NA  49,719    3,441       0       0       0
-----------------------------------------------------------------------------------------------------------------------------------


Source:  SNL Securities, FinPro calculations

The following figure displays branch performances on a county level.

Conversion Valuation Appraisal Report                              Page:  1 - 69
================================================================================

                    FIGURE 50 - BRANCH PERFORMANCE BY COUNTY

------------------------------------------------------------------------------------------------------------------------------------
                                                                         County      %
                                                                         Market  Increase
                                                                         Share    in Dep.     Dep.     Dep.     Dep.     Dep.   Dep.
Holding Company                  C;ounty             Branches    Size     06/98-

------------------------------------------------------------------------------------------------------------------------------------
Advance Financial Bancorp        Belmont                  2     $ 13,696   $ 1,308  $ 27,391  $ 25,041  $ 25,825  $ 25,973  $ 26,083

Advance Financial Bancorp        Jefferson                3       46,115    25,040   138,346   127,967   126,676   124,404   113,306

Ameriana Bancorp                 Hamilton                 1       50,993      (815)   50,993    50,872    51,787    43,359    51,808



Ameriana Bancorp                 Hancock                  2       24,889    19,281    49,778    43,004    35,306    31,982    30,497

Ameriana Bancorp                 Hendricks                1       14,355     9,665    14,355    12,305     9,001     5,701     4,690

Ameriana Bancorp                 Henry                    4       60,014    36,189   240,054   230,244   227,274   218,631   203,865

Ameriana Bancorp                 Madison                  1       23,366    13,015    23,366    20,418    16,383    12,438    10,351

Ameriana Bancorp                 Shelby                   1       18,149     5,965    18,149    15,098    13,764    12,652    12,184

Ameriana Bancorp                 Warren                   1       11,552    (3,887)   11,552    14,348    10,591     9,375    15,439

Central Bancorp Inc.             Middlesex                9       30,417    (7,097)  273,757   287,437   269,524   270,330   280,854

Central Bancorp Inc.             Suffolk                  0           NA         -         -         -         -         -         -

Citizens First Financial Corp.   Livingston               1       60,745     7,180    60,745    58,880    55,140    51,257    53,565

Citizens First Financial Corp.   McLean                   4       45,395    58,245   181,580   183,556   160,418   135,853   123,335

First Capital Inc.               Floyd                    5       21,716    68,957   108,579   131,746    84,809    58,850    39,622

First Capital Inc.               Harrison                 5       32,919    41,611   164,595   139,228   153,478   141,370   122,984

First Capital Inc.               Washington               1       10,106     1,473    10,106     4,218     9,281     9,423     8,633

FirstBank NW Corp.               Ada                      0           NA         -         -         -         -         -         -


FirstBank NW Corp.               Asotin                   1        8,969     7,917     8,969     7,378     4,744     3,220     1,052

FirstBank NW Corp.               Idaho                    1       14,048     3,675    14,048    13,964    13,082    12,518    10,373

FirstBank NW Corp.               Kootenai                 2       15,902    14,501    31,803    27,402    24,995    23,285    17,302

FirstBank NW Corp.               Latah                    1       35,990     7,955    35,990    31,326    30,300    30,819    28,035

FirstBank NW Corp.               Nez Perce                3       30,174    25,469    90,522    77,397    68,087    67,994    65,053

FirstBank NW Corp.               Spokane                  1        3,966     3,966     3,966     2,874     1,570         -         -

Guaranty Federal Bcshs Inc.      Christian                1        5,196     5,196     5,196     2,973     2,585     1,273         -

Guaranty Federal Bcshs Inc.      Greene                   8       27,399    14,419   219,193   214,693   180,736   186,450   204,774

Hingham Instit. for Savings      Norfolk                  2       23,549    37,583    47,098    39,596    32,975    15,442     9,515

Hingham Instit. for Savings      Plymouth                 4       52,475    48,519   209,900   197,874   185,669   172,502   161,381

HopFed Bancorp Inc.              Calloway                 1       43,066    23,580    43,066    29,676    19,851    18,955    19,486

HopFed Bancorp Inc.              Christian                2       49,757    12,368    99,514    91,705    88,714    85,494    87,146

HopFed Bancorp Inc.              Fulton                   2       48,345    26,412    96,690    90,405    83,750    80,600    70,278

HopFed Bancorp Inc.              Marshall                 1       16,367    16,367    16,367     5,895         -         -         -

HopFed Bancorp Inc.              Todd                     1       34,002     6,399    34,002    33,033    30,197    27,524    27,603

HopFed Bancorp Inc.              Trigg                    1       27,435     5,044    27,435    24,504    23,841    22,940    22,391

Jacksonville Bancorp Inc.        Anderson                 1       64,458     9,146    64,458    58,565    54,202    55,696    55,312

Jacksonville Bancorp Inc.        Cherokee                 2       53,607    13,858   107,213    99,063    96,381    96,801    93,355

Jacksonville Bancorp Inc.        Gregg                    2       15,526    16,165    31,052    25,506    21,244    18,500    14,887

Jacksonville Bancorp Inc.        Henderson                1       37,710    15,780    37,710    31,644    27,218    24,421    21,930

Jacksonville Bancorp Inc.        Panola                   1       45,425     2,752    45,425    44,449    44,125    40,982    42,673

Jacksonville Bancorp Inc.        Smith                    2       25,603    34,331    51,206    34,553    23,901    20,905    16,875

LSB Financial Corp.              Tippecanoe               5       41,316    59,246   206,582   197,531   182,244   171,908   147,336

MFB Corp.                        Elkhart                  2        7,348    13,407    14,695    12,798     9,423     1,736     1,288

Mystic Financial Inc.            Middlesex                7       38,333   122,715   268,332   225,641   195,035   161,023   145,617

New Hampshire Thrift Bncshrs     Grafton                  4       22,500     8,295    90,001    90,310    82,235    79,231    81,706

New Hampshire Thrift Bncshrs     Hillsborough             1       12,002     5,871    12,002    10,521     8,341     6,866     6,131

New Hampshire Thrift Bncshrs     Merrimack                5       32,261     1,277   161,307   161,187   157,932   165,554   160,030

New Hampshire Thrift Bncshrs     Sullivan                 4       37,728    23,611   150,913   147,834   137,121   127,634   127,302

New Hampshire Thrift Bncshrs     Windham                  0           NA         -         -         -         -         -         -

North Central Bancshares Inc.    Dallas                   1       13,553    13,553    13,553     9,485     5,113       530         -

North Central Bancshares Inc.    Des Moines               2       34,261    (1,747)   68,522    67,542    65,121    70,250    70,269

North Central Bancshares Inc.    Henry                    1       20,529    (8,252)   20,529    21,104    20,016    23,512    28,781

North Central Bancshares Inc.    Polk                     1        2,875     2,875     2,875         -         -         -         -

North Central Bancshares Inc.    Story                    2       31,286    24,540    62,571    62,646    52,889    44,391    38,031

North Central Bancshares Inc.    Webster                  2       56,477     3,558   112,954   111,214   122,749   118,462   109,396

Northeast Bancorp                Androscoggin             4       27,254    67,787   109,014    98,250   100,128    64,929    41,227

Northeast Bancorp                Cumberland               2       36,312    14,064    72,624    63,728    61,383    60,679    58,560

Northeast Bancorp                Kennebec                 1       34,065    13,855    34,065    32,524    26,468    25,123    20,210

Northeast Bancorp                Oxford                   3       26,647    20,900    79,941    71,890    65,238    61,779    59,041

Northeast Bancorp                Sagadahoc                1        8,240     1,883     8,240     7,876     7,071     6,987     6,357

Pittsburgh Financial Corp.       Allegheny                6       19,168    32,295   115,009   122,693   105,160    87,009    82,714

Pittsburgh Financial Corp.       Butler                   1       59,641      (605)   59,641    63,667    61,352    61,766    60,246



------------------------------------------------------------------------------------------------------------------------------------
Comparable Median                                         2       27,435    12,692    48,438    41,300    34,141    31,401    29,639

------------------------------------------------------------------------------------------------------------------------------------

American Savings, MHC            Essex                    2      121,396   100,645   242,791   175,393   157,020   151,464   142,146

------------------------------------------------------------------------------------------------------------------------------------

Source:  SNL Securities, FinPro calculations

Conversion Valuation Appraisal Report                              Page:  1 - 70
================================================================================


The Bank has a larger average branch size than the Comparable Group, $121.4 million versus $27.4 million. This is despite the Bank's de novo branch in Cedar Grove.

The following figure illustrates that, according to the New Jersey and the national medians, fully converted New Jersey thrifts trade at a premium on a book and earning basis.


Conversion Valuation Appraisal Report                              Page:  1 - 71
================================================================================

                 FIGURE 51 - NEW JERSEY RELATIVE TO THE INDUSTRY

                                                                   -----------------------------------------------------------------
                                             Current  Current                          Current Price in Relation to
                                                              -------------------------------------------------------------
                                                                                           Price/                            Current
                                               Stock   Market              Price/          Core    Book   Tangible          Dividend
                                               Price    Value  Earnings  Core EPS LTM EPS  TM EPS  Vakye  Book Value  Assets  Yield
Ticker   Short Name                               ($)     ($M)       (x)       (x)     (x)     (x)     (%)      (%)     (%)    (%)
------------------------------------------------------------------------------------------------------------------------------------
         New Jersey

FMCO     FMS Financial Corporation             14.04    91.04     17.55     19.50   13.63   13.50  151.62   154.80    7.70    0.85
OCFC     OceanFirst Financial Corp.            24.83   338.06     16.34     16.34   16.34   16.55  250.81   253.63   19.20    3.22
PBCI     Pamrapo Bancorp, Inc.                 18.20    93.66     12.64     12.64   13.19   13.79  181.64   181.64   15.50    4.40
PFS      Provident Financial Services, Inc.    19.75 1,215.38     32.92     29.04      NA      NA  139.18   143.01   29.04    1.01
PFSB     PennFed Financial Services, Inc.      28.67   197.60     14.93     14.93   14.41   14.41  165.15   170.35   10.94    1.40

         New Jersey Fully Converted Average            387.15     18.88     18.49   14.39   14.56  177.68   180.69   16.48    2.18
         New Jersey Fully Converted Median             197.60     16.34     16.34   14.02   14.10  165.15   170.35   15.50    1.40



Source:  SNL Securities, FinPro calculations


Based on the higher trading multiples of New Jersey standard conversions relative to the national levels and based upon the strength of the Bank's markets, an upward adjustment is warranted for the market area.

Conversion Valuation Appraisal Report                              Page:  1 - 72
================================================================================


                              OFFERING SIZE



The amount of market capitalization affects the pricing of an institution as small cap companies suffer from weak liquidity, limited research and press coverage, limited resources and the lack of economies of scale. The following figure illustrates that there is a clear correlation between the amounts of market capitalization and the price to book and price to tangible book multiples.



             FIGURE 52 - INDUSTRY MULTIPLES BY MARKET CAPITALIZATION


                   ---------------------------------------------------------------------------------------
           Current                           Current Price in Relation to                                    Current          LTM
                   ---------------------------------------------------------------------------------------
            Market                 Price/                   Price/                   Tangible               Dividend     Dividend
             Value    Earnings   Core EPS   LTM EPS   LTM Core EPS    Book Value   Book Value      Assets      Yield Payout Ratio
Count          ($M)         (x)        (x)       (x)            (x)           (%)          (%)         (%)        (%)          (%)
----------------------------------------------------------------------------------------------------------------------------------
32.00          <25       15.83      17.37     18.14          17.85        112.23       114.12       11.00       2.50        42.43
 0.00   >=25 - <50       15.08      15.39     15.01          16.43        118.80       119.70       12.03       2.20        29.27
50.00  >=50 - <150       14.82      14.60     15.14          14.77        136.61       142.41       13.20       2.25        31.69
57.00        > 155       12.47      13.56     12.94          14.12        167.32       204.17       15.82       1.90        23.86


Source:  SNL Securities, FinPro calculations

As the Bank is expected to have market capitalization of just $12.6 million, which would make it smaller than any of the Comparables and less than one fourth the market capitalization of the Comparable median, a downward adjustment is warranted for offering size.

Conversion Valuation Appraisal Report                              Page:  1 - 72
================================================================================


            ADJUSTMENTS TO VALUE IN RELATION TO OTHER FACTORS





Key Valuation Parameters             Valuation Adjustment
------------------------------------ -------------------------------------------

Management                           No Adjustment

Market Area                          Upward

Offering Size                        Downward

Conversion Valuation Appraisal Report                              Page:  1 - 73
================================================================================


6.  Market for MHC Stocks

As the Bank is undergoing an MHC reorganization, it should be compared to other publicly traded institutions that have a similar organizational structure. This section will compare the Bank's pro forma pricing relative to comparable size pink sheet MHC thrifts and other pending MHC conversions. A direct comparison of the Bank with other similar form MHCs provides an excellent source for valuation. In this case, FinPro believes that it provides a better source than does the fully converted method.



                        HISTORICAL MHC PERFORMANCE



The market for MHCs has risen dramatically since 1994 and especially since early 2000. The pricing of MHC "demutualization" transactions has led to acquisition speculation for MHC stocks.

The following chart illustrates the substantial appreciation of the SNL MHC index since December 31, 2000. Since December 31, 2000, the SNL MHC Index increased 118.90%, while the SNL Thrift Index increased only 50.66%.

                            FIGURE 53 - SNL MHC INDEX


                                [GRAPHIC OMITTED]

The last time we saw this divergence was the 1997 and 1998 period, which preceded the "crash" in MHC values the following year. This is of concern to FinPro.

Conversion Valuation Appraisal Report                              Page:  1 - 74
================================================================================




                           MHC REMUTUALIZATIONS



The largest reason for the appreciation of MHC stocks is the regulatory approval of MHC remutualizations. To date there have been seven completed remutualizations. The acquisition price on these deals offered a substantial premium to the three-month prior stock price.

                        FIGURE 54 - MHC REMUTUALIZATIONS

                                                                                                                             Franch
                                                                                                                             Prem/
                                                                                                                  Price/     to 3
                                                                                  Price/      Price/             Core        Month
                                                                     Deal Value   LTM EPS       Book Tang. Book Deposits     Stock
                                                  Target             Announced Announced  Announced  Announced  Announced    Price
Buyer Name             Target Name                State    Announced       ($M)       (x)        (%)        (%)        (%)      (%)
------------------------------------------------------------------------------------------------------------------------------------
Kearny, MHC            Pulaski Bancorp, Inc.
                         (MHC)                     NJ      01/10/2002      27.5        NM     253.27     253.27      23.60    92.39
Kearny, MHC            West Essex Bancorp Inc.,
                         (MHC)                     NJ      09/11/2002      72.2     52.39     334.60     356.71      60.83    67.14
NSB Holding Corp.      Liberty Bancorp, Inc.
                         (MHC)                     NJ      05/16/2002      34.6        NM     276.62     276.62      25.15    48.87
North Shore            Marquette Savings Bank
  Bank, FSB              (MHC)                     WI      02/15/2000      12.7     41.38     140.92     140.92      14.61   113.33
Boiling Springs, MHC   Ridgewood Financial Inc.
                         (MHC)                     NJ      12/12/2000      26.9     50.00     221.67     221.67      15.93    25.21
Danvers Bancorp, Inc.  RFS Bancorp, Inc. (MHC)     MA      04/27/2001       9.5     36.11     188.17     188.17      17.00   203.33
Northwest              Leeds Federal Bancshares,
  Bancorp Inc. (MHC)     Inc. (MHC)                MD      08/16/2001      43.0     47.76     289.07     289.07      43.23   126.14

Source:  SNL Securities

Current OTS regulations would prevent a "remutualization" for a period of three years following a stock offering.

Conversion Valuation Appraisal Report                              Page:  1 - 75
================================================================================

                     COMPARABLE MHC TRADING MULTIPLES



FinPro considered the trading multiples of pink sheet MHCs located in the Northeast with assets greater than $100 million.

                     FIGURE 55 - COMPARABLE PINK SHEET MHCS


                                                                 -------------------------------------------------------------------
                                                Current  Current                          Current Price in Relation to
                                                                 -------------------------------------------------------------------
                                                                                                                   Tangible
                                                  Stock   Market              Price/                Price/  Book    Book
                                                  Price    Value  Earnings  Core EPS  LTM EPS LTM Core EPS  Value   Value    Assets
Ticker    Short Name                                 ($)     ($M)       (x)       (x)      (x)          (x)    (%)       (%)     (%)
------------------------------------------------------------------------------------------------------------------------------------
          Comparable Group
NEBS      New England Bancshares, Inc. (MHC)      15.65    32.65     55.89     65.21    52.17        57.96 134.91    134.91    19.81
SERC      Service Bancorp Inc. (MHC)              21.75    35.65     20.91     20.91    22.66        22.42 153.71    153.71    12.67
SYNF      Synergy Financial Group, Inc. (MHC)     20.55    68.73     19.76     19.76       NA           NA 177.46    180.90    13.23
WFSM      Westborough Financial
            Services, Inc. (MHC)                  29.00    45.87     60.42     60.42    61.70        44.62 161.83    161.83    18.16

          Comparable Average                               45.73     39.25     41.58    45.51        41.67 156.98    157.84    15.97
          Comparable Median                                40.76     38.40     40.67    52.17        44.62 157.77    157.77    15.70



Source:  SNL Securities, FinPro calculations

The following figure illustrates that the selected Comparable pink sheet MHCs trade at a 30.38% discount on a tangible book basis, but at a 42.03% premium to national MHC multiples on a core earnings basis.

                  FIGURE 56 - MHC PINK SHEET LIQUIDITY DISCOUNT


                             ----------------------------------------------------------------
                                                    Price Relative to
                             ----------------------------------------------------------------
                             Core LTM Earnings  LTM Earnings    Book   Tangible Book Assets
---------------------------------------------------------------------------------------------
Comparable Pink Sheet MHCs                44.62         52.17   157.77        157.77   15.70
---------------------------------------------------------------------------------------------
National MHC Thrift Median                31.42         31.62   207.93        226.60   25.32
---------------------------------------------------------------------------------------------
(Discount)/ Premium                      42.03%        64.99%  -24.12%       -30.38% -38.01%
---------------------------------------------------------------------------------------------

Source:  SNL Securities, FinPro calculations

Conversion Valuation Appraisal Report                              Page:  1 - 76
================================================================================




                             MHC CONVERSIONS



The pro forma price to tangible book multiple of MHC conversions has risen from 61.59% in 2000 to 81.21% in 2001 and 92.93% in 2002.



          FIGURE 57 - MHC REORGANIZATIONS (SINCE 1/1/99) PRO FORMA DATA

                                                                                       ---------------------------------------------
                                                                             Pro Forma              Price to Pro Forma
                                                                                       ---------------------------------------------
                                         IPO         Gross       Conversion  Total      Pro Forma    Pro Forma    Pro Forma Adjusted
                              IPO        Price       Proceeds    Assets      Equity     Book Value   Tang. Book   Earnings    Assets
Ticker   Short Name           Date       ($)         ($000)     ($000)      ($000)        (%)          (%)          (x)        (%)
------------------------------------------------------------------------------------------------------------------------------------

SYNF     Synergy Financial
           Group, Inc. (MHC)  09/18/2002 10.0000     14,548     344,928      34,841        95.99        95.99       16.00      4.00
MDNB     Minden Bancorp,
           Inc. (MHC)         07/02/2002 10.0000      6,546      61,233      16,697        87.12        87.12       34.60      9.70
         ---------------------------------------------------------------------------------------------------------------------------
Q3`02    Average                                                                           91.56        91.56       25.30      6.85
         Median                                                                            91.56        91.56       25.30      6.85
         ---------------------------------------------------------------------------------------------------------------------------

NEBS     New England
           Bancshares, Inc.
           (MHC)              06/04/2002 10.0000      9,224     122,939      21,965        93.32           NA       45.30      7.00
PRTR     Partners Trust
           Financial Group,
           Inc. (MHC)         04/04/2002 10.0000     63,976     985,733     153,624        92.54           NA       28.60      6.10
         ---------------------------------------------------------------------------------------------------------------------------
Q1`02    Average                                                                           92.93            -       36.95      6.55
         Median                                                                            92.93            -       36.95      6.55
         ---------------------------------------------------------------------------------------------------------------------------

         ---------------------------------------------------------------------------------------------------------------------------
2002 YTD Average                                                                           92.24        91.56       31.13      6.70
         Median                                                                            92.93        91.56       31.60      6.55
         ---------------------------------------------------------------------------------------------------------------------------

WFD      Westfield
           Financial Inc.
           (MHC)              12/28/2001 10.0000     49,726     705,433     128,668        82.23           NA       19.90      6.60
AJSB     AJS Bancorp, Inc.
           (MHC)              12/27/2001 10.0000     11,794     198,300      29,640        81.21           NA       33.70      5.60
CHFN     Charter Financial
           Corp. (MHC)        10/17/2001 10.0000     39,645     934,828     266,353        74.42        74.42       34.60      4.10
         ---------------------------------------------------------------------------------------------------------------------------
Q4`01    Average                                                                           79.29        74.42       29.40      5.43
         Median                                                                            81.21        74.42       33.70      5.60
         ---------------------------------------------------------------------------------------------------------------------------

         ---------------------------------------------------------------------------------------------------------------------------
2001 YTD Average                                                                           79.29        74.42       29.40      5.43
         Median                                                                            81.21        74.42       33.70      5.60
         ---------------------------------------------------------------------------------------------------------------------------

BKMU     Bank Mutual
           Corporation (MHC)  11/02/2000 10.0000     61,410   1,759,170     263,231        84.87        88.59       14.30      3.40
         ---------------------------------------------------------------------------------------------------------------------------
Q4`00    Average                                                                           84.87        88.59       14.30      3.40
         Median                                                                            84.87        88.59       14.30      3.40
         ---------------------------------------------------------------------------------------------------------------------------

ALMG     Alamogordo Financial
           Corp. (MHC)        05/16/2000 10.0000      3,570     156,158      24,932        51.14        51.14       17.70      2.20
EBMT     Eagle Bancorp (MHC)  04/05/2000  8.0000      4,601     148,891      17,393        56.28        56.28        7.40      3.00
         ---------------------------------------------------------------------------------------------------------------------------
Q2`00    Average                                                                           53.71        53.71       12.55      2.60
         Median                                                                            53.71        53.71       12.55      2.60
         ---------------------------------------------------------------------------------------------------------------------------

WFSM     Westborough Financial
           Services, Inc. (MHC02/16/2000 10.0000      5,535     158,523      23,641        66.89        66.89       12.10      3.40
         ---------------------------------------------------------------------------------------------------------------------------
Q1`00    Average                                                                           66.89        66.89       12.10      3.40
         Median                                                                            66.89        66.89       12.10      3.40
         ---------------------------------------------------------------------------------------------------------------------------

         ---------------------------------------------------------------------------------------------------------------------------
2000     Average                                                                           64.80        65.73       12.88      3.00
         Median                                                                            61.59        61.59       13.20      3.20
         ---------------------------------------------------------------------------------------------------------------------------

ROME     Rome Bancorp, Inc. (M10/06/1999  4.6670     11,189     225,273      37,639        63.25        63.25       14.10      4.70
         ---------------------------------------------------------------------------------------------------------------------------
Q4`99    Average                                                                           63.25        63.25       14.10      4.70
         Median                                                                            63.25        63.25       14.10      4.70
         ---------------------------------------------------------------------------------------------------------------------------

HCBK     Hudson City Bancorp,
           Inc. (MHC)         07/13/1999  5.0000    543,500   7,752,260   1,363,782        84.79        84.79       11.30      6.60
         ---------------------------------------------------------------------------------------------------------------------------
Q3`99    Average                                                                           84.79        84.79       11.30      6.60
         Median                                                                            84.79        84.79       11.30      6.60
         ---------------------------------------------------------------------------------------------------------------------------

CFFN     Capitol Federal
           Financial (MHC)    04/01/1999 10.0000    378,072   5,314,901     988,837        92.55        92.55       15.40      6.60
         ---------------------------------------------------------------------------------------------------------------------------
Q2`99    Average                                                                           92.55        92.55       15.40      6.60
         Median                                                                            92.55        92.55       15.40      6.60
         ---------------------------------------------------------------------------------------------------------------------------

GOV      Gouverneur Bancorp
           Inc. (MHC)         03/23/1999  5.0000      5,364      59,337      15,463        77.09        77.09       17.60      8.30
PBCP     Provident Bancorp,
           Inc. (MHC)         01/08/1999 10.0000     38,640     679,104      86,632        95.58        95.58       15.70      5.40
EKFC     Eureka Financial
           Corporation (MHC)  01/07/1999 10.0000      6,476      53,324      17,658        78.03        78.03       17.10     10.80
         ---------------------------------------------------------------------------------------------------------------------------
Q1`99    Average                                                                           83.57        83.57       16.80      8.17
         Median                                                                            78.03        78.03       17.10      8.30
         ---------------------------------------------------------------------------------------------------------------------------

         ---------------------------------------------------------------------------------------------------------------------------
1999     Average                                                                           81.88        81.88       15.20      7.07
         Median                                                                            81.41        81.41       15.55      6.60
         ---------------------------------------------------------------------------------------------------------------------------

         ---------------------------------------------------------------------------------------------------------------------------
1/1/1999 Average                                                                           79.84        77.82       20.91      5.74
TO
7/28/03  Median                                                                            82.23        78.03       17.10      5.60
         ---------------------------------------------------------------------------------------------------------------------------

Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 77
================================================================================


Despite the increase in pro forma pricing multiples, illustrated on the previous page, the one-month price pop has increased from a decline of 5.63% in 2000 to 36.00% in 2001 and then down to 25.40% in 2002.

               FIGURE 58 - MHC REORGANIZATIONS PRICE APPRECIATION

                                                                                 --------------------------------------------------
                                                                                                Percent Change from IPO
                                                                                 --------------------------------------------------
                                                                                      After   After    After     After
                                                                        IPO           1 Day   1 Week  1 Month   3 Months   To date
     Ticker                          Short Name                         Date           (%)     (%)      (%)       (%)        (%)
---------------------------------------------------------------------------------------------------------------------------------
SYNF             Synergy Financial Group, Inc. (MHC)                  09/18/2002     29.30    28.50    26.80     65.00    105.50
MDNB             Minden Bancorp, Inc. (MHC)                           07/02/2002     19.50    20.00    18.50     13.00     64.50
                 ----------------------------------------------------------------------------------------------------------------
Q3`02            Average                                                             24.40    24.25    22.65     39.00     85.00
                 Median                                                              24.40    24.25    22.65     39.00     85.00
                 ----------------------------------------------------------------------------------------------------------------

NEBS             New England Bancshares, Inc. (MHC)                   06/04/2002     23.00    24.00    24.00     23.00     56.50
PRTR             Partners Trust Financial Group, Inc. (MHC)           04/04/2002     40.20    48.60    49.80     57.80    132.41
                 ----------------------------------------------------------------------------------------------------------------
Q1`02            Average                                                             31.60    36.30    36.90     40.40     94.46
                 Median                                                              31.60    36.30    36.90     40.40     94.46
                 ----------------------------------------------------------------------------------------------------------------

                 ----------------------------------------------------------------------------------------------------------------
2002 YTD         Average                                                             28.00    30.28    29.78     39.70     89.73
                 Median                                                              26.15    26.25    25.40     40.40     85.00
                 ----------------------------------------------------------------------------------------------------------------

WFD              Westfield Financial Inc. (MHC)                       12/28/2001     33.40    32.40    36.00     47.00     92.40
AJSB             AJS Bancorp, Inc. (MHC)                              12/27/2001     32.00    29.10    32.50     40.00    103.50
CHFN             Charter Financial Corp. (MHC)                        10/17/2001     42.50    52.50    74.10    121.00    199.80
                 ----------------------------------------------------------------------------------------------------------------
Q4`01            Average                                                             35.97    38.00    47.53     69.33    131.90
                 Median                                                              33.40    32.40    36.00     47.00    103.50
                 ----------------------------------------------------------------------------------------------------------------

                 ----------------------------------------------------------------------------------------------------------------
2001 YTD         Average                                                             35.97    38.00    47.53     69.33    131.90
                 Median                                                              33.40    32.40    36.00     47.00    103.50
                 ----------------------------------------------------------------------------------------------------------------

BKMU             Bank Mutual Corporation (MHC)                        11/02/2000      1.25     1.09   -15.00      2.50    240.80
                 ----------------------------------------------------------------------------------------------------------------
Q4`00            Average                                                              1.25     1.09   (15.00)     2.50    240.80
                 Median                                                               1.25     1.09   (15.00)     2.50    240.80
                 ----------------------------------------------------------------------------------------------------------------

ALMG             Alamogordo Financial Corp. (MHC)                     05/16/2000      0.00     2.50     3.75      3.75    199.50
EBMT             Eagle Bancorp (MHC)                                  04/05/2000      6.25     0.00     6.25      3.91    243.75
                 ----------------------------------------------------------------------------------------------------------------
Q2`00            Average                                                              3.13     1.25     5.00      3.83    221.63
                 Median                                                               3.13     1.25     5.00      3.83    221.63
                 ----------------------------------------------------------------------------------------------------------------

WFSM             Westborough Financial Services, Inc. (MHC)           02/16/2000      0.00     0.00   -15.00    -16.25    190.00
                 ----------------------------------------------------------------------------------------------------------------
Q1`00            Average                                                                 -        -   (15.00)   (16.25)   190.00
                 Median                                                               0.00     0.00   (15.00)   (16.25)   190.00
                 ----------------------------------------------------------------------------------------------------------------

                 ----------------------------------------------------------------------------------------------------------------
2000             Average                                                              1.88     0.90    (5.00)    (1.52)   218.51
                 Median                                                               0.63     0.55    (5.63)     3.13    220.15
                 ----------------------------------------------------------------------------------------------------------------

ROME             Rome Bancorp, Inc. (MHC)                             10/06/1999     -7.15    -1.79   -12.51     -8.94    400.11
                 ----------------------------------------------------------------------------------------------------------------
Q4`99            Average                                                             (7.15)   (1.79)  (12.51)    (8.94)   400.11
                 Median                                                              (7.15)   (1.79)  (12.51)    (8.94)   400.11
                 ----------------------------------------------------------------------------------------------------------------

HCBK             Hudson City Bancorp, Inc. (MHC)                      07/13/1999     23.75    21.56    28.75     35.00    435.60
                 ----------------------------------------------------------------------------------------------------------------
Q3`99            Average                                                             23.75    21.56    28.75     35.00    435.60
                 Median                                                              23.75    21.56    28.75     35.00    435.60
                 ----------------------------------------------------------------------------------------------------------------

CFFN             Capitol Federal Financial (MHC)                      04/01/1999     -2.81   -11.25    -4.06      4.38    200.00
                 ----------------------------------------------------------------------------------------------------------------
Q2`99            Average                                                             (2.81)  (11.25)   (4.06)     4.38    200.00
                 Median                                                              (2.81)  (11.25)   (4.06)     4.38    200.00
                 ----------------------------------------------------------------------------------------------------------------

GOV              Gouverneur Bancorp Inc. (MHC)                        03/23/1999      1.26     2.50    -7.50    -13.75    119.00
PBCP             Provident Bancorp, Inc. (MHC)                        01/08/1999     20.00    19.38    21.88      7.50    279.00
EKFC             Eureka Financial Corporation (MHC)                   01/07/1999      0.00     9.38    -5.00    -21.25    117.50
                 ----------------------------------------------------------------------------------------------------------------
Q1`99            Average                                                              7.09    10.42     3.13     (9.17)   171.83
                 Median                                                               1.26     9.38    (5.00)   (13.75)   119.00
                 ----------------------------------------------------------------------------------------------------------------

                 ----------------------------------------------------------------------------------------------------------------
1999             Average                                                              5.84     6.63     3.59      0.49    258.53
                 Median                                                               0.63     5.94    (4.53)    (2.28)   239.50
                 ----------------------------------------------------------------------------------------------------------------

                 ----------------------------------------------------------------------------------------------------------------
1/1/1999 To      Average                                                             15.44    16.38    15.49     21.39    187.05
7/28/03          Median                                                              19.50    19.38    18.50      7.50    190.00
                 ----------------------------------------------------------------------------------------------------------------

Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 78
================================================================================


Currently, there are two other MHC applications filed and one MHC offering in subscription. At the supermaximum on a full conversion basis, the Bank will be priced above the other MHC applications and the incremental offering.

              FIGURE 59 - PENDING MHC APPLICATIONS ON A FULL BASIS

-----------------------------------------------------------------------------------------------------
                                                                              At Supermaximum
                                                                       ------------------------------
Status              Holding Co.                State      Type             Gross Proceeds       P/TB
-----------------------------------------------------------------------------------------------------
Application         Cheviot Financial Corp.    OH         MHC                      27,221      71.12
Application         Flatbush Federal Bncp.     NY         MHC                       8,702      76.50
Subscription        Northwest Bncp (MHC)       PA         Incremental             509,163      74.03

Application         ASB Holding Company        NJ         MHC                      16,663      78.68


Source: Conversion Watch July 29, 2003, Flatbush was adjusted per discussion with OTS.


FinPro is very concerned about this valuation being priced above all other pending MHC deals including the Northwest application.

Conversion Valuation Appraisal Report                              Page:  1 - 79
================================================================================



7.  Valuation

In applying the accepted valuation methodology promulgated by the regulators, i.e., the pro forma market value approach, four key pricing multiples were considered. The four multiples include:

         Price to core earnings ("P/E")

         Price to tangible book value ("P/TB")

         Price to book value ("P/B")

         Price to assets ("P/A")

All of the approaches were calculated on a pro forma basis including the effects of the conversion proceeds. All of the assumptions utilized are presented in Exhibits 13, 14, 15 and 16.

To ascertain the pro forma estimated market value of the Bank, the market multiples for the Comparable Group, all New Jersey public thrifts, all publicly traded thrifts and the recent (1999 to date) MHC conversions were assessed.

Since thrift earnings in general have had a high degree of volatility over the past decade, the P/B approach has gained in importance and is utilized frequently as the benchmark for market value. It is interesting to note that the P/B approach is more of a benchmark than a reliable valuation technique. A better method is the P/TB approach. In general, investors tend to price financial institutions on a tangible book basis, because it incorporates the P/B approach adjusted for intangibles.

As such, in estimating the market value for the Bank, a modestly lower emphasis was placed on the P/TB approach relative to the P/E approach. The P/B was given much less weight and the P/A ratio was not given much weight at all.

In terms of the market multiples, most weight was given to MHCs, specifically pink sheeted MHCs. The second highest weight was given to the Comparable Group. Less weight was ascribed to all public thrifts and all New Jersey thrifts. The multiples for the Comparable Group, all publicly traded thrifts, and New Jersey publicly traded thrifts are shown in Exhibit 8.

Conversion Valuation Appraisal Report                              Page:  1 - 80
================================================================================

                   MHC VALUE IN RELATION TO OTHER MHCS



The Bank pricing at the midpoint for a MHC Conversion assuming an issuance of 30.00%, is estimated to be $12,600,000. Based upon a range below and above the midpoint value, the relative values are $10,710,000 at the minimum and $14,490,000 at the maximum, respectively. At the super maximum of the range, the offering value would be $16,663,500.

                    FIGURE 60 - VALUE RANGE MHC OFFERING DATA

--------------------------------------------------------------------------------
                                            Total      Price per      Total
Conclusion                                  Shares       Share        Value
--------------------------------------------------------------------------------
Appraised Value - $35,700,000 at 30%      1,071,000       $10      $10,710,000
Appraised Value - $42,000,000 at 30%      1,260,000       $10      $12,600,000
Appraised Value - $48,300,000 at 30%      1,449,000       $10      $14,490,000
Appraised Value - $55,545,000 at 30%      1,666,350       $10      $16,663,500

Source:  FinPro Inc. Pro forma Model



                    FIGURE 61 - VALUE RANGE MHC OFFERING DATA

                                                        ----------------------------------------------------------------------------
                                                   Bank         Comparables             State               National
                                                 -------------------------------------------------------------------------
                                                               Mean     Median      Mean     Median      Mean      Median
                                                               ----     ------      ----     ------      ----      ------
                                    $35,700,000    27.78
Price-Core Earnings Ratio P/E       $42,000,000    33.33      41.67      44.62      25.75     25.75      47.75      31.42
                                    $48,300,000    38.46
                                    $55,545,000    41.67

                                    $35,700,000  116.14%
Price-to-Book Ratio P/B             $42,000,000  129.87%    156.98%    157.77%    360.43%   360.43%    209.79%    207.93%
                                    $48,300,000  142.25%
                                    $55,545,000  155.04%

                                    $35,700,000  116.14%
Price-to-Tangible Book Ratio P/TB   $42,000,000  129.87%    157.84%    157.77%    360.43%   360.43%    227.81%    226.60%
                                    $48,300,000  142.25%
                                    $55,545,000  155.04%

                                    $35,700,000    9.67%
Price-to-Assets Ratio P/A           $42,000,000   11.33%     15.97%     15.70%     33.17%    33.17%     25.76%     25.32%
                                    $48,300,000   12.97%
                                    $55,545,000   14.84%

Source:  FinPro Inc. Pro forma Model

Conversion Valuation Appraisal Report                              Page:  1 - 80
================================================================================


The following table illustrates the Comparable pink sheet MHC trading multiples in relation to the Bank at the midpoint.

  FIGURE 62 - COMPARABLE MHC PRICING MULTIPLES TO THE BANK'S PRO FORMA MIDPOINT

                                     -----------------------------------------------------------
                                                         Price Relative to
                                     -----------------------------------------------------------
                                     Earnings  Core Earnings    Book    Tangible Book   Assets
                                     -----------------------------------------------------------
------------------------------------------------------------------------------------------------
The Bank (at midpoint) MHC               24.39          22.73  129.87%         129.87%   11.33%
------------------------------------------------------------------------------------------------
Comparable MHC Trading Median            52.17          44.62  157.77%         157.77%   15.70%
------------------------------------------------------------------------------------------------
(Discount) Premium                     -53.25%        -49.06%  -17.68%         -17.68%  -27.83%
------------------------------------------------------------------------------------------------


Source:  FinPro Calculations

As Figure 62 demonstrates at the midpoint of the EVR, the Bank is priced at a discount of 49.06% on a core earnings basis. A discount of 17.68% is applied to the Bank relative to the MHC median trading price to tangible book trading multiple.

The following table illustrates the Comparable pink sheet MHC trading multiples in relation to the Bank at the super maximum.

               FIGURE 63 - COMPARABLE MHC PRICING MULTIPLES TO THE
                         BANK'S PRO FORMA SUPER MAXIMUM

                                     ----------------------------------------------------------
                                                         Price Relative to
                                     ----------------------------------------------------------
                                     Earnings  Core Earnings    Book    Tangible Book  Assets
-----------------------------------------------------------------------------------------------
The Bank (at the supermax) MHC           32.26          30.30  155.04%         155.04%  14.84%
-----------------------------------------------------------------------------------------------
Comparable MHC Trading Median            52.17          44.62  157.77%         157.77%  15.70%
-----------------------------------------------------------------------------------------------
(Discount) Premium                     -38.16%        -32.09%   -1.73%          -1.73%  -5.48%
-----------------------------------------------------------------------------------------------

Source:  FinPro Calculations

As Figure 63 demonstrates at the supermaximum of the EVR, the Bank is priced at a discount of 32.09% on a core earnings basis. On a price to tangible book trading multiple, at the super maximum the Bank is priced at a 1.73% discount to the Comparable Group.

Conversion Valuation Appraisal Report                              Page:  1 - 81
================================================================================

              FULL OFFERING VALUE IN RELATION TO COMPARABLES



Based upon the premiums and discounts defined in the section above, the Bank pricing at the midpoint for a full standard conversion is estimated to be $42,000,000. Based upon a range below and above the midpoint value, the relative values are $35,700,000 at the minimum and $48,300,000 at the maximum respectively. At the super maximum of the range, the offering value would be $55,545,000.

At the various levels of the estimated value range, the full offering would result in the following offering data:

                     FIGURE 64 - VALUE RANGE - FULL OFFERING

----------------------------------------------------------------------------
                                    Total Shares     Price          Total
Conclusion                             Shares      Per Share        Value
----------                             ------      ---------        -----
----------------------------------------------------------------------------

Appraised Value - Midpoint          4,200,000      $10.00      $ 42,000,000

Range:
  - Minimum                         3,570,000       10.00        35,700,000
  - Maximum                         4,830,000       10.00        48,300,000
  - Super Maximum                   5,554,500       10.00        55,545,000


Source:  FinPro Inc. Pro forma Model

Conversion Valuation Appraisal Report                              Page:  1 - 83
================================================================================

                   FIGURE 65 - FULL OFFERING PRICING MULTIPLES

                                    ------------------------------------------------------------------------------
                                      Bank         Comparables                State                 National
                                    ------------------------------------------------------------------------------
                                                    Mean      Median       Mean       Median       Mean      Median
                                                    ----      ------       ----       ------       ----      ------
                                     Min  17.86
Price-Core Earnings Ratio P/E        Mid  20.41      14.49       13.94       14.56       14.10      17.80       14.90
                                     Max  23.26
                                    Smax  27.03

                                     Min 67.20%
Price-to-Book Ratio P/B              Mid 71.63%    126.88%     123.27%     177.68%     165.15%    147.42%     135.56%
                                     Max 75.24%
                                    Smax 78.68%

                                     Min 67.20%
Price-to-Tangible Book Ratio P/TB    Mid 71.63%    139.28%     128.53%     180.69%     170.35%    159.44%     143.15%
                                     Max 75.24%
                                    Smax 78.68%

                                     Min  9.12%
Price-to-Assets Ratio P/A            Mid 10.58%     10.71%      10.91%      16.48%      15.50%     13.95%      13.02%
                                     Max 12.00%
                                    Smax 13.58%

Source:  FinPro Calculations

This equates to the following multiples:

             FIGURE 66 - COMPARABLE FULL OFFERING PRICING MULTIPLES
                        TO THE BANK'S PRO FORMA MIDPOINT

                                          ----------------------------------------------------------
                                                              Price Relative to
                                          ----------------------------------------------------------
                                          Earnings  Core Earnings    Book    Tangible Book  Assets
----------------------------------------------------------------------------------------------------
The Bank (at midpoint) Full Conversion        21.74          20.41   71.63%          71.63%  10.58%
----------------------------------------------------------------------------------------------------
Comparable Group Median                       13.81          13.94  123.27%         128.53%  10.91%
----------------------------------------------------------------------------------------------------
(Discount) Premium                           57.42%         46.41%  -41.89%         -44.27%  -3.02%
----------------------------------------------------------------------------------------------------

Source:  SNL data, FinPro Calculations


As Figure 66 demonstrates, at the midpoint of the estimated valuation range the Bank is priced at a premium of 46.41% on a core earnings basis and a 41.89% discount on a book basis.

             FIGURE 67 - COMPARABLE FULL OFFERING PRICING MULTIPLES
                      TO THE BANK'S PRO FORMA SUPERMAXIMUM

                                              ----------------------------------------------------------
                                                                  Price Relative to
                                              ----------------------------------------------------------
                                              Earnings  Core Earnings    Book    Tangible Book  Assets
--------------------------------------------------------------------------------------------------------
The Bank (at the supermax) Full Conversion        28.57          27.03    78.68%         78.68%  13.58%
--------------------------------------------------------------------------------------------------------
Comparable Group Median                           13.81          13.94   123.27%        128.53%  10.91%
--------------------------------------------------------------------------------------------------------
(Discount) Premium                              106.88%         93.90%   -36.17%        -38.78%  24.47%
--------------------------------------------------------------------------------------------------------

Source:  SNL data, FinPro Calculations


As Figure 67 demonstrates, at the midpoint of the estimated valuation range the Bank is priced at a premium of 93.90% on a core earnings basis and a 36.17% discount on a book basis.

Conversion Valuation Appraisal Report                              Page:  1 - 84
================================================================================





                           VALUATION CONCLUSION



Based upon the accounting restatement and the change in the market multiples, FinPro has updated the appraisal. In reaching our conclusion, we placed heavy reliance on the pro forma MHC multiples in reaching our valuation conclusion.

It is, therefore, our opinion that as of July 28, 2003, the estimated pro forma market value of the Bank in a full offering was $42,000,000 at the midpoint of a range with a minimum of $35,700,000 to a maximum of $48,300,000 at 15% below and 15% above the midpoint of the range respectively. Assuming an adjusted maximum value of 15% above the maximum value, the adjusted maximum value or super maximum value in a full offering is $55,545,000.

Using the pro forma market values for a full offering shown above, the amount of stock publicly offered as part of the MHC reorganization issuing 30.00% will equal 1,071,000 shares, 1,260,000 shares, 1,449,000 shares and 1,666,350 shares at the minimum, midpoint, maximum and super maximum, respectively.

Pro-forma comparisons of the Bank's value range with the Comparable Group, all public thrifts, and New Jersey public thrifts as well as MHC trading multiples is shown in Exhibits 13, 14, 15, and 16.

                                    Exhibit 2
                           American Savings Bank of NJ
                 Consolidated Statements of Financial Condition


                                                                       March 31,                  September 30,
                           ASSETS                                        2003                2002              2001
                           ------
                                                                      ----------------------------------------------
                                                                     (unaudited)

Cash and amounts due from bank                                          $ 1,487           $ 2,170           $ 1,276
Interest-bearing deposits with banks                                      3,116             6,860            11,933
Federal funds sold                                                       2,300             8,300             8,900
                                                                       --------          --------          --------
   Total cash and cash equivalents                                        6,903            17,330            22,109
Securities available for sale                                            93,648            90,134            52,022
   Securities held to maturity
   (fair value: March 31, 2003 - $4,171,
   September 30, 2002 - $7,203;
   September 30 2001 - $10,278                                            4,130             6,970            10,187
Loans receivable, net                                                   242,122           208,374           166,322
Premises and equipment                                                    3,919             3,786             3,809
FHLB stock, at cost                                                       2,900             2,200             2,300
Cash surrender value of  life insurance                                   4,919             4,477                 -
Accrued interest receivable (Notes 1 and 5)                               1,251             1,313             1,148
Other assets                                                                770               295               311
                                                                       --------          --------          --------
   Total assets                                                        $360,562          $334,879          $258,208
                                                                       =========         ========          ========

                   LIABILITIES AND EQUITY
Deposits
Non-interest bearing                                                   $ 18,438          $ 16,816          $ 13,635
Interest bearing                                                        257,419           247,771           175,193
                                                                       --------          --------          --------
   Total deposits                                                       275,857           264,587           188,828
Advance payments by borrowers for taxes and insurance                     1,850             1,713             1,358
Federal Home Loan Bank advances                                          57,000            44,000            46,000
Due to broker                                                             1,500                 -                 -
Accrued expenses and other liabilities                                    2,180             2,707             1,867
                                                                       --------          --------          --------
   Total liabilities                                                    338,387           313,007           238,053
                                                                       =========         ========          ========

Equity
   Preferred stock no par value, 2,000,000 authorized                         -                 -                 -
   Common stock $.10 par value, 8,000,000 authorized;
      100 shares issued and outstanding                                       -                 -                 -
   Retained earnings                                                     21,973            21,341            19,451
   Accumulated other comprehensive income                                   202               531               704
                                                                       --------          --------          --------
      Total Equity                                                       22,175            21,872            20,155

      Total liabilities and ' equity                                   $360,562          $334,879          $258,208
                                                                       =========         ========          ========

Source: Financial Statements

                                    Exhibit 3
                           American Savings Bank of NJ
                        Consolidated Statements of Income


                                                                   Six Months Ended                       Year Ended
                                                                       March 31,                         September 30,
                                                              --------------------------          --------------------------
                                                                2003            2002               2002             2001
                                                              --------------------------          --------------------------
                                                                  (Unaudited)
Interest income:
Loans, including fees                                           $ 7,128         $ 6,254            $12,907          $11,542
Securities                                                        1,582           2,232              4,414            4,261
Federal funds sold and other                                        133             134                257              249
                                                                -------         -------            -------          -------
          Total interest income                                   8,843           8,620             17,578           16,052

Interest expense:
NOW and money market                                                178              76                211              149
Savings                                                           1,132           1,083              2,196              895
Certificates of deposit                                           1,826           2,260              4,158            5,835
Federal Home Loan Bank advances                                   1,369           1,093              2,264            2,261
                                                                -------         -------            -------          -------
          Total interest expense                                  4,505           4,512              8,829            9,140
                                                                -------         -------            -------          -------

Net interest income                                               4,338           4,108              8,749            6,912

Provision for loan losses                                           130               1                105                2
                                                                -------         -------            -------          -------

Net interest income after provision for loan losses               4,208           4,107              8,644            6,910

Noninterest income
     Service charges on deposits                                    136             114                240              215
     Income from cash surrender value of life insurance             118               -                102                -
     Loss on sales or securities                                   (188)              -                  -                -
     Other                                                          109             125                253              243
                                                                -------         -------            -------          -------
          Total noninterest income                                  175             239                595              458



Noninterest expense
     Salaries and employee benefits                               2,317           1,916              3,969            3,081
     Advertising                                                    103             258                394              234
     Data processing                                                264             228                486              416
     Occupancy and equipment                                        391             350                737              581
     Federal deposit insurance                                       21              16                 36               31
     Other                                                          300             288                652              580
                                                                -------         -------            -------          -------
          Total noninterest expense                               3,396           3,056              6,274            4,923
                                                                -------         -------            -------          -------

Income before income taxes                                          987           1,290              2,965            2,445

Provision for income taxes                                          355             469              1,075              888
                                                                -------         -------            -------          -------

Net income                                                      $   632         $   821            $ 1,890          $ 1,557
                                                                =======         ========           =======          =======

Source: Financial Statements


---------------------------------------------------------------------------
                                       Exhibit 4
                              American Savings Bank of NJ
                                 OTS Docket # : 05639
              TFR Schedule SO and Audited Income Statement Reconciliation
                      For the Twelve Months Ended March 31, 2003

------------------------------------------------------------------------
------------------------------------------------------------------------
                                                    Net Income
Description                                        ($ in 000's)
-----------                                        ------------
06/30/02 SO Net Income                              $   564
09/30/02 SO Net Income (Amended)                        376
12/31/02 SO Net Income                                  364
03/31/03 SO Net Income                                  269
                                                    --------
Net Income for 12 Months Ended 3/31/03              $ 1,573

Financial Statements:
Net Income for 12 Months Ended 3/31/03              $ 1,701

Variance                                            $   128
------------------------------------------------------------------------
------------------------------------------------------------------------


The difference is related to a tax expense accrual which was posted in 2001 for GAAP purposes, but was posted in the quarter ended September 30, 2002 for TFR purposes.

                                    Exhibit 5
                           American Savings Bank of NJ
            Consolidated Statements of Changes in Shareholders Equity

                                                                              Accumulated
                                                                                 Other
                                                                             Comprehensive
                                                               Retained         Income           Total       Comprehensive
                                                               Earnings         (Loss)          Equity          Income
                                                            ----------------------------------------------------------------

Balance at October 1, 2001                                      $ 17,894        $ (557)       $17,337 557)

Comprehensive income
  Net income                                                       1,557             -              1,557
  Unrealized holding loss on securities available-for-sale,
    net of tax of $708                                                 -         1,261              1,261

Total comprehensive income                                             -             -        $     2,818         $    2,818
                                                                --------        ------        -----------         ==========

Balance at September 30, 2001                                      19,45           704             20,155

Comprehensive income
  Net income                                                         821             -                821
  Unrealized holding loss on securities available-for-sale,
    net of tax of $(229)                                               -          (752)              (752)

Total comprehensive income for three months
    ended December 31, 2001                                            -             -                 69         $       69
                                                                --------        ------        -----------         ==========

Balance at December 31, 2001                                    $ 20,272        $  (48)       $    20,224
                                                                ========        =======       ===========

Balance at October 1, 2001                                      $ 19,451        $  704        $    20,155

Comprehensive income
    Net income                                                  $  1,890        $    -        $     1,890
  Unrealized holding loss on securities available-for-sale,
    net of tax of $(42)                                                -          (173)              (173)

Total comprehensive income                                             -             -        $     1,717         $    1,717
                                                                --------        ------        -----------         ==========

Balance at September 30, 2002                                     21,341           531             21,872

Comprehensive income
    Net income                                                       632             -                632
  Unrealized holding loss on securities available-for-sale,
    net of tax of $(219)                                               -          (329)              (329)

Total comprehensive income for three months ended March 31, 2003       -             -                303         $      303
                                                                --------        ------        -----------         ==========

Balance at March 31, 2003                                       $ 21,973        $  202        $    22,175
                                                                ========        ======        ===========

Source: Financial Statements

-------------------------------------------------------------------------------
                                    Exhibit 6
                           American Savings Bank of NJ
                      Consolidated Statements of Cash Flows

---------------------------------------------------------------------------------------------------------------------------
                                                               For the Six Months Ended March For the Years Ended September 30,
                                                               ------------------------------------------------------------
                                                                    2003           2002           2002           2001
                                                               ------------------------------------------------------------

                                                               ------------------------------------------------------------

Cash flows from operating activities
Net income                                                         $      632    $       821          1,890           1,557
Adjustments to reconcile net income to net cash
    provided by operating activities:
Depreciation and amortization                                             177             191           378             295
Net amortization of premiums and discounts                                616             184           422              34
Loss on sales of securities                                               188               -             -               -
Provision for loan losses                                                 130               1           105               2
Increase in cash surrender value of officer life insurance               (118)              -          (102)              -
Gain on sale of other real estate owned                                    (3)              -             -               -
Gain on sale of loans                                                       -               -            (7)             (2)
Proceeds from sales of loans                                                -               -           265           1,373
Net change in loans held for sale                                           -               -             -             452
Decrease (increase) in accrued interest receivable                         62            (208)         (165)             21
Decrease (increase) in other assets                                      (275)            637           184             (23)
Change in deferred income taxes                                            19              26          (126)              -
Increase (decrease) in other liabilities                                 (527)             (4)          840              85
                                                               ------------------------------------------------------------
Net cash provided by operating activities                                 901           1,648         3,684           3,794

Cash flows from investing activities
Net increase in loans receivable                                      (33,938)        (22,320)      (42,415)        (27,188)
Proceeds from maturities of securities held-to-maturity                     -               -             -           2,000
Principal paydowns on securities held-to-maturity                       2,849           1,772         3,231           2,686
Purchases of securities available-for-sale                            (62,223)        (44,009)      (58,906)         (3,913)
Sales of securities available-for-sale                                 21,026               -             -               -
Principal paydowns on securities available-for-sale                    37,822           9,944        20,143          10,466
Purchases of Federal Home Loan Bank stock                                (750)              -          (225)            (40)
Redemption of Federal Home Loan Bank stock                                 50              50           325              -
Purchase of bank owned life insurance                                    (324)         (3,500)       (4,375)             -
Purchase of premises and equipment                                       (310)           (241)         (355)        (1,675)
Proceeds from sale of other real estate owned                              63               -             -               -
                                                               ------------------------------------------------------------
Net cash provided used in investing activities                        (35,735)        (58,304)      (82,577)        (17,664)

Cash flows from financing activities
Net increase in deposits                                               11,270          48,231        75,759          29,426
Net change in advance payments by borrowers for taxes and insurance       137             214           355             101
Repayment of Federal Home Loan Bank of New York advances               (2,000)         (2,000)      (14,000)        (16,700)
Federal Home Loan Bank of New York advances                            15,000               -        12,000          19,000
                                                               ------------------------------------------------------------
               Net cash provided by financing activities               24,407          46,445        74,114          31,827

Net change in cash and cash equivalents                               (10,427)        (10,211)       (4,779)         17,957

Cash and cash equivalents at beginning of period end                   17,330          22,109        22,109           4,152
                                                               ============================================================
Cash and cash equivalents, end of period                            $   6,903        $ 11,898        17,330          22,109
                                                               ============================================================

Supplemental cash flow information Cash paid during the period for:
       Interest                                                     $   4,452       $   4,494         8,790           9,075
       Income taxes, net of refunds                                       445             230         1,031           1,020
---------------------------------------------------------------------------------------------------------------------------

Source: Financial Statements

           Exhibit 7
    Selected Financial Data

                                                      Corporate                    Key Financial Data as of The Most Recent Quarter
                                    -----------------------------------------------  ----------------------------------------------

---------
                                                              Number                     Total  Loans/   Loans/ Deposits/ Borrowings
                                                            of    IPO   Conversion      Assets Deposits  Assets   Assets    Assets
 Ticker        Short Name           Exchange  City   State OfficeDate      Type          ($000)     (%)      (%)      (%)       (%)
---------------------------------   -----------------------------------------------  ----------------------------------------------
         Comparable Thrift Data
---------
AFBC     Advance Financial Bancorp  NASDAQ  WellsburgWV       7 01/02/199Standard      324,100   75.04    63.78    85.00      6.17
ASBI     Ameriana Bancorp           NASDAQ  New CastlIN      11 03/02/198Standard      471,992   71.51    63.13    88.28      1.28
CEBK     Central Bancorp, Inc.      NASDAQ  SomervillMA       9 10/24/198Standard      477,208  135.37    81.69    60.34     30.30
CFSB     Citizens First Financial CoNASDAQ  BloomingtIL       5 05/01/199Standard      351,671  113.14    79.00    69.82     20.12
FCAP     First Capital, Inc.        NASDAQ  Corydon  IN      11 01/04/19Second-Stage   396,909   95.20    71.31    74.91     13.80
FBNW     FirstBank NW Corp.         NASDAQ  Lewiston ID      10 07/02/199Standard      344,193  112.56    74.95    66.59     22.73
GFED     Guaranty Federal BancsharesNASDAQ  SpringfieMO       9 12/31/19Second-Stage   390,151  138.78    83.83    60.41     29.56
HIFS     Hingham Institution for SavNASDAQ  Hingham  MA       7 12/20/198Standard      459,806  127.08    75.43    59.35     31.55
HFBC     HopFed Bancorp, Inc.       NASDAQ  HopkinsviKYe      8 02/09/199Standard      466,811   77.73    65.27    83.97      5.04
JXVL     Jacksonville Bancorp, Inc. NASDAQ  JacksonviTXe      9 04/01/19Second-Stage   446,073   72.40    60.75    83.90      5.46
LSBI     LSB Financial Corp.        NASDAQ  LafayetteIN       5 02/03/199Standard      315,468  118.82    82.75    69.64     21.39
MFBC     MFB Corp.                  NASDAQ  MishawakaIN       7 03/25/199Standard      426,344  112.41    75.05    66.76     24.41
MYST     Mystic Financial, Inc.     NASDAQ  Medford  MA       6 01/09/199Standard      429,316   82.17    65.75    80.03      9.60
NHTB     New Hampshire Thrift BancshNASDAQInNewport  NH      14 05/22/198Standard      495,818   77.29    66.37    85.88      1.58
FFFD     North Central Bancshares, INASDAQ  Fort DodgIA       9 03/21/19Second-Stage   425,621  125.41    82.72    65.96     24.20
NBN      Northeast Bancorp          AMEX    Auburn   ME      12 08/19/198Standard      469,715  116.20    81.75    70.36     19.76
PHFC     Pittsburgh Financial Corp. NASDAQ  Wexford  PA       8 04/01/199Standard      379,702  125.08    60.55    48.41     42.36
---------------------------------   -----------------------------------------------  -----------------------------------------------
         Average                                                                       415,935  104.48    72.59    71.74     18.19
---------
         Median                                                                        426,344  112.56    74.95    69.82     20.12
         Maximum                                                                       495,818  138.78    83.83    88.28     42.36
         Minimum                                                                       315,468   71.51    60.55    48.41      1.28

TBD      American Financial Group   OTC     BloomfielNJ       2         Mutual Holding 360,562   88.22    67.15    76.51     15.81

         Variance to the Comparable Median                                             (65,782) (24.34)   (7.80)    6.69     (4.31)



Page 2
           Exhibit 7
    Selected Financial Data

                                       Capital as of The Most Recent Quarter             Asset Quality as of The Most Recent Quarter
                                      ----------------------------------------------   ---------------------------------------------
                                               Tangible IntangibleCore CapiEquity +
---------
                                     Equity/   Equity/   Assets/ Tangible   Reserves/    NPLs/ Reserves/   NPAs/   NPAs/ Reserves/
                                       Assets Tang Assets  Equity   Assets   Assets       Loans     NPLs   Assets  Equity    Loans
 Ticker        Short Name                  (%)       (%)       (%)      (%)      (%)         (%)      (%)      (%)     (%)      (%)
---------------------------------     ----------------------------------------------   ---------------------------------------------
         Comparable Thrift Data
---------
AFBC     Advance Financial Bancorp       5.98      4.07     33.33     5.83     6.28        0.45   106.26     0.54    9.01     0.48
ASBI     Ameriana Bancorp                8.37      8.08      3.72     8.01    10.20        6.03    48.05     3.93   46.96     2.90
CEBK     Central Bancorp, Inc.           8.27      7.83      5.66     7.41     8.95           -       NM        -       -     0.84
CFSB     Citizens First Financial Co     9.06      9.06         -     8.92     9.76        1.58    55.48     2.09   23.09     0.88
FCAP     First Capital, Inc.            10.74      9.37     14.01     8.76    11.34        0.41   204.70     0.39    3.60     0.85
FBNW     FirstBank NW Corp.              9.01      9.01         -     8.35    10.05        0.86   161.16     0.68    7.57     1.39
GFED     Guaranty Federal Bancshares     9.37      9.36      0.10       NA    10.08          NA       NA     0.13    1.40     0.85
HIFS     Hingham Institution for Sav     8.58      8.58         -       NA     9.21          NA       NA       NA      NA     0.84
HFBC     HopFed Bancorp, Inc.           10.09      8.90     12.98     8.78    10.47        0.12   499.15     0.08    0.74     0.57
JXVL     Jacksonville Bancorp, Inc.      9.51      8.81      8.08       NA     9.81        0.42   117.47     0.37    3.91     0.50
LSBI     LSB Financial Corp.             8.19      8.19         -     7.90     8.89        1.55    54.39     1.41   17.18     0.84
MFBC     MFB Corp.                       7.68      7.68         -       NA     9.02          NA       NA       NA      NA     1.79
MYST     Mystic Financial, Inc.          6.11      6.11         -       NA     6.66          NA       NA       NA      NA     0.83
NHTB     New Hampshire Thrift Bancsh     7.41      5.09     33.04     7.72     8.19          NA       NA       NA      NA     1.17
FFFD     North Central Bancshares, I     9.04      7.96     12.92     7.51     9.78        0.15   578.90     0.37    4.06     0.90
NBN      Northeast Bancorp               7.82      7.61      2.88     8.67     8.65        0.36   279.93     0.35    4.47     1.02
PHFC     Pittsburgh Financial Corp.      6.00      5.96      0.67     7.97     6.81        2.08    64.25     1.41   23.43     1.34
---------------------------------   ------------------------------------------------------------------------------------------------
         Average                         8.31      7.75      7.49     7.99     9.07        1.17   197.25     0.90   11.19     1.06
---------
         Median                          8.37      8.08      2.88     7.99     9.21        0.44   117.47     0.39    4.47     0.85
         Maximum                        10.74      9.37     33.33     8.92    11.34        6.03   578.90     3.93   46.96     2.90
         Minimum                         5.98      4.07         -     5.83     6.28           -    48.05        -       -     0.48

TBD      American Financial Group        6.15      6.15         -     6.10     6.50        0.22   232.22     0.15    2.42     0.51

         Variance to the Comparable     (2.22)    (1.93)    (2.88)   (1.89)   (2.71)      (0.22)  114.75    (0.24)  (2.05)   (0.34)



                                             Profitability as of The Most Recent InMarCurrentaPricProIncomeityofc05/09/03terter
                                    ---------   -----------------------  --------------------------------------------------------
                                                                               Yield on      Net      Net NonintereNoninterest
---------
                                     Reserves/  Return on   Return on   Ave EarCost of Interest Interest  Income/ Expense/Efficie
                                      NPAs + 90 Avg Assets  Avg Equity   Assets   Funds   Spread   Margin Avg AssetAvg AssetRatio
 Ticker        Short Name                 (%)           (%)         (%)      (%)     (%)      (%)      (%)      (%)     (%)    (%
---------------------------------   ---------   -----------------------  --------------------------------------------------------
         Comparable Thrift Data
---------
AFBC     Advance Financial Bancorp     40.39          0.53        7.71     5.80    3.13     2.67     2.87     0.56    2.35  71.09
ASBI     Ameriana Bancorp              46.32          0.65        7.69     5.85    3.13     2.72     2.96     1.00    2.77  74.52
CEBK     Central Bancorp, Inc.            NM         (0.35)      (4.15)    6.29    2.75     3.54     3.77     0.77    3.86  85.57
CFSB     Citizens First Financial Co   29.09          0.83        9.25     5.97    3.00     2.97     3.10     0.70    2.15  65.70
FCAP     First Capital, Inc.           87.44          0.82        7.31     6.28    3.20     3.08     3.53     0.52    2.18  61.79
FBNW     FirstBank NW Corp.           152.92          0.93       10.14     6.57    3.07     3.50     3.92     1.66    3.77  71.04
GFED     Guaranty Federal Bancshares  540.94          0.98       10.12     5.79    3.00     2.79     2.91     0.89    2.18  59.95
HIFS     Hingham Institution for Sav      NA          1.91       22.02     5.95    2.17     3.78     3.91     0.28    2.02  50.19
HFBC     HopFed Bancorp, Inc.         499.15          0.89        8.48     5.46    3.05     2.41     2.65     0.62    1.81  56.68
JXVL     Jacksonville Bancorp, Inc.    81.17          1.37       14.42     6.28    2.98     3.30     3.51     0.64    1.91  46.78
LSBI     LSB Financial Corp.           49.41          1.00       12.17     6.61    3.18     3.43     3.59     0.96    2.44  55.30
MFBC     MFB Corp.                        NA          0.06        0.74     5.39    3.11     2.28     2.43     0.38    2.76 101.43
MYST     Mystic Financial, Inc.           NA          0.43        6.98     5.40    2.55     2.85     2.96     0.65    2.32  67.23
NHTB     New Hampshire Thrift Bancsh      NA          1.20       16.47     4.58    1.30     3.28     3.37     1.45    2.86  61.75
FFFD     North Central Bancshares, I  202.24          1.45       15.43     6.64    3.50     3.14     3.40     1.34    2.47  53.97
NBN      Northeast Bancorp            237.67          0.90       11.70     6.57    3.23     3.34     3.43     0.94    2.80  68.89
PHFC     Pittsburgh Financial Corp.    57.60             -        0.05     5.95    4.55     1.40     1.76     0.51    2.36 108.06
---------------------------------   ---------------------------------------------------------------------------------------------
         Average                      168.70          0.80        9.21     5.96    2.99     2.97     3.18     0.82    2.53  68.23
---------
         Median                        84.31          0.89        9.25     5.95    3.07     3.08     3.37     0.70    2.36  65.70
         Maximum                      540.94          1.91       22.02     6.64    4.55     3.78     3.92     1.66    3.86 108.06
         Minimum                       29.09         (0.35)      (4.15)    4.58    1.30     1.40     1.76     0.28    1.81  46.78

TBD      American Financial Group     232.22          0.36        5.89     5.20    2.96     2.24     2.55     0.21    1.94  72.25

         Variance to the Comparable   147.92         (0.53)      (3.36)   (0.75)  (0.11)   (0.84)   (0.82)   (0.49)  (0.42)  6.55




                                    -----------
                                    est    LFulleTimeng
---------
                                    fficiePEquivalentep
                                    tRatio BCEPSIEPSomegs
 Ticker        Short Name               (%) MLTM%Recent Qtr
---------------------------------   --------------
         Comparable Thrift Data
---------
AFBC     Advance Financial Bancorp   71.09 111.99
ASBI     Ameriana Bancorp            74.52 1(0.12)
CEBK     Central Bancorp, Inc.       85.57 121.50)
CFSB     Citizens First Financial Co 65.70 111.24)
FCAP     First Capital, Inc.         61.79 131.25
FBNW     FirstBank NW Corp.          71.04 122.19
GFED     Guaranty Federal Bancshares 59.95 131.26
HIFS     Hingham Institution for Sav 50.19 152.NA)
HFBC     HopFed Bancorp, Inc.        56.68 131.07
JXVL     Jacksonville Bancorp, Inc.  46.78 163.50
LSBI     LSB Financial Corp.         55.30 122.03)
MFBC     MFB Corp.                  101.43 111.42)
MYST     Mystic Financial, Inc.      67.23 111.40
NHTB     New Hampshire Thrift Bancsh 61.75 242.38
FFFD     North Central Bancshares, I 53.97 163.54
NBN      Northeast Bancorp           68.89 131.19)
PHFC     Pittsburgh Financial Corp. 108.06 (90.NA)
---------------------------------   --------------
         Average                     68.23 121.72
---------
         Median                      65.70 121.42
         Maximum                    108.06 263.54
         Minimum                     46.78 ((0.12)

TBD      American Financial Group    72.25  34.NA

         Variance to the Comparable   6.55  (4(NM)



                  Exhibit 8
              Industry Multiples
       Pricing Data as of July 28, 2003


                                                             -----------------------------------------------------------------------
                                            Current  Current                           Current Price in Relation to
                                                             -----------------------------------------------------------------------
                                                                                                                   Tangible
                                             Stock    Market                 Price/                 Price/  Book    Book
                                             Price     Value   Earnings    Core EPS    LTM EPS LTM Core EPS Value   Value   Assets
Ticker  Short Name                              ($)      ($M)        (x)         (x)        (x)         (x)    (%)     (%)      (%)
------------------------------------------------------------------------------------------------------------------------------------
AABC    Access Anytime Bancorp, Inc.         14.16     19.22      18.63       18.63      19.40       20.23  135.63  153.91     9.77
ABBK    Abington Bancorp, Inc.               29.88    114.23      41.50       43.94      23.71       23.90  194.15  234.35    12.02
ABCW    Anchor BanCorp Wisconsin Inc.        24.55    586.92      10.40          NA      11.26          NA  195.77      NA    16.20
AF      Astoria Financial Corporation        28.10  2,266.90      10.98       12.32      10.11       10.81  144.18  164.81    10.17
AFBC    Advance Financial Bancorp            23.20     21.63       8.29       14.15      11.00       11.66  111.59  167.39     6.67
ALFC    Atlantic Liberty Financial Corp      18.98     32.47      20.63       20.63         NA          NA  127.21  127.21    23.34
AMFC    AMB Financial Corp.                  15.27     14.50      12.73       13.16      13.63       13.76  121.20  121.20     9.40
ANE     Alliance Bancorp of New England, Inc.31.40     84.11      24.53       24.53      24.34       23.79  276.90  277.39    19.60
ASBI    Ameriana Bancorp                     14.37     45.24      14.97       15.62         NM          NM  114.51  118.97     9.59
ASBP    ASB Financial Corp.                  19.76     32.19      14.97       16.47      15.32       16.89  204.55  204.55    21.29
BBX     BankAtlantic Bancorp, Inc.           13.33    716.54      11.90       11.11      12.94       12.46  157.57  192.35    13.45
BFD     BostonFed Bancorp, Inc.              28.50    126.12      21.59       21.59         NM          NM  137.28  155.57     8.19
BFSB    Bedford Bancshares, Inc.             24.20     50.61      15.92       15.92      16.81       16.81  193.91  193.91    19.26
BHL     Berkshire Hills Bancorp, Inc.        30.13    176.90      19.82       17.12     107.61          NM  149.60  163.93    15.82
BKUNA   BankUnited Financial Corporation     20.05    582.58      15.19       21.79      15.42       17.14  134.93  144.24     8.50
BRBI    Blue River Bancshares, Inc.           5.00     12.03         NM          NM         NM          NM   98.43   98.43    12.12
BYFC    Broadway Financial Corporation       12.10     22.02      16.81       16.81      15.71       15.71  140.05  140.05    10.13
CAFI    Camco Financial Corporation          17.87    134.51      13.96       13.96      13.96       13.96  139.17  143.53    12.53
CASH    First Midwest Financial, Inc.        19.70     49.13      13.68          NA      14.38          NA  110.49  119.61     6.34
CBSA    Coastal Bancorp, Inc.                29.30    151.12      13.56       13.56      10.32       12.68  119.79  143.28     5.94
CCBI    Commercial Capital Bancorp Inc.      18.83    275.63      15.69       18.83         NA          NA  301.76  351.96    19.52
CEBK    Central Bancorp, Inc.                35.74     59.41         NM          NM      26.09       23.83  150.61  159.62    12.45
CFB     Commercial Federal Corporation       22.89  1,005.79      11.22          NM      10.50       26.31  134.57  177.86     7.78
CFCP    Coastal Financial Corporation        13.99    163.68      15.21       16.65      15.54       16.27  231.62  231.62    15.30
CFFC    Community Financial Corporation      17.10     35.47      15.27       15.27      12.86       12.86  133.80  134.01    11.85
CFSB    Citizens First Financial Corp.       24.88     36.20      13.82       13.52      20.06       20.06  113.71  113.71    10.31
CFSL    Chesterfield Financial Corp.         21.45     83.22      33.52       33.52      27.86       27.86  113.49  114.28    22.56
CIBI    Community Investors Bancorp, Inc.    14.02     15.08      15.24       15.24      13.48       13.48  118.71  118.71    12.36
CITZ    CFS Bancorp, Inc.                    14.79    179.59      61.63       61.63      35.21       41.08  116.55  116.55    11.57
CKFB    CKF Bancorp, Inc.                    25.00     18.40      12.50       12.50      12.50       12.50  128.47  139.12    13.02
CNY     Carver Bancorp, Inc.                 16.77     38.28       9.98        9.98      10.55       10.55   97.78   98.07     7.43
CRZY    Crazy Woman Creek Bancorp Incorporate15.50     12.58      55.36       77.50      64.58       41.89   93.21   94.86    16.59
CTZN    Citizens First Bancorp, Inc.         20.43    174.76      12.77          NA      13.27          NA  115.36  115.36    16.51
DCOM    Dime Community Bancshares, Inc.      24.90    632.40      12.21       12.21      12.51       12.27  230.56  290.89    19.98
DFBS    DutchFork Bancshares, Inc.           32.50     37.11      10.03          NM      13.27       43.33  118.27  118.27    16.70
DSL     Downey Financial Corp.               42.13  1,176.64      15.96       16.20      11.42       11.64  135.34  135.82     9.85
EFC     EFC Bancorp, Inc.                    19.40     89.21      13.47       13.47      14.06       14.06  119.31  119.31    11.00
ESBF    ESB Financial Corporation            14.46    151.97      24.10       27.81      18.08       20.96  150.00      NA    11.33
ESBK    Elmira Savings Bank, FSB             30.99     32.11      12.91       15.50      13.47       14.90  150.66  155.34    11.35
EVRT    EverTrust Financial Group, Inc.      25.75    124.63      16.51       16.51      18.01       17.88  133.35  133.35    17.47
FAB     FIRSTFED AMERICA BANCORP, INC.       17.96    307.74      12.47       14.97      12.22       14.14  152.20  207.39    11.48
FBBC    First Bell Bancorp, Inc.             26.18    118.75      20.45       14.54      15.22       13.85  160.02  160.02    13.11
FBC     Flagstar Bancorp, Inc.               21.05  1,252.45       3.93        3.93       6.48        7.23  234.15  234.15    12.31
FBEI    First Bancorp of Indiana, Inc.       20.40     32.73         NA       26.84      19.62       22.92  110.93  119.44    17.51
FBNW    FirstBank NW Corp.                   29.74     38.19      12.82       12.82      13.58       13.58  125.49  125.49    11.10
FBSI    First Bancshares, Inc.               17.50     28.43      12.50       12.50      13.26       13.26  109.72  112.18    10.71
FBTC    First BancTrust Corporation          21.00     26.91      12.80       12.80      17.21       18.26  103.75  103.75    12.62
FCB     Falmouth Bancorp, Inc.               27.00     24.45      10.89       22.50      43.55          NA  140.70  140.70    14.91
FDT     Federal Trust Corporation             6.85     45.15      17.13       21.41      18.03       21.41  174.74  174.74    10.54
FED     FirstFed Financial Corp.             37.30    633.80      10.36       10.36      10.51       10.51  157.45  160.78    14.21
FESX    First Essex Bancorp, Inc.            49.94    386.24      20.47       18.36      19.51       18.99  256.76  284.40    21.73
FFBH    First Federal Bancshares of Arkansas,32.83     87.70      10.94       10.94      11.24       11.24  124.36  124.36    12.57
FFBI    First Federal Bancshares, Inc.       27.85     57.55      21.76       23.21      24.87       25.79  120.72  125.56    18.07
FFBZ    First Federal Bancorp, Inc.           7.60     24.46      15.83       10.56      17.27       13.57  117.47  117.47    10.40
FFCH    First Financial Holdings, Inc.       30.64    386.41      15.32       16.30      15.09       15.88  238.63      NA    17.03
FFDF    FFD Financial Corporation            14.10     17.24      14.69       14.69      18.31       18.31  102.17  102.17    12.96
FFED    Fidelity Federal Bancorp              1.50     14.43      37.50          NM         NM          NM  107.14  107.14     7.22
FFHH    FSF Financial Corp.                  31.00     72.22      11.40       11.40      10.95       10.95  140.02  155.23    13.29
FFHS    First Franklin Corporation           15.50     25.35      17.61       22.79      13.36       19.37  107.26  107.26     9.04
FFIC    Flushing Financial Corporation       21.13    273.45      12.28          NA      12.50          NA  191.05  196.38    14.73
FFLC    FFLC Bancorp, Inc.                   27.23    146.85      15.83       15.83      16.31       16.31  197.18  197.18    15.91
FFWC    FFW Corporation                      19.55     25.65      11.37       11.37      11.30       11.37  106.89      NA    10.55
FKAN    First Kansas Financial Corporation   17.00     15.44      53.13      106.25      22.67       25.00   91.64   91.64    10.07
FKFS    First Keystone Financial, Inc.       23.80     47.26      17.50       18.03      16.88       18.45  145.12  145.12     8.71
FKKY    Frankfort First Bancorp, Inc.        21.31     26.56      23.17       23.17      21.31       21.31  147.30  147.30    19.11
FMCO    FMS Financial Corporation            14.04     91.04      17.55       19.50      13.63       13.50  151.62  154.80     7.70
FMSB    First Mutual Bancshares, Inc.        19.00     89.51      11.31       11.59      11.66       12.50  186.27  186.27    11.03
FNFI    First Niles Financial, Inc.          16.15     22.97      22.43       23.75      20.44       23.07  132.81  132.81    22.96
FPFC    First Place Financial Corp.          18.38    244.61      11.78       12.42      14.25       14.94  133.87  153.42    15.69
FPTB    First PacTrust Bancorp, Inc.         20.18    102.48      26.55       26.55         NA          NA  110.70  110.70    21.35
FSBI    Fidelity Bancorp, Inc.               20.69     52.42      14.37       14.78      13.89       13.61  123.89  134.00     8.78
FSFF    First SecurityFed Financial, Inc.    25.15     99.41      11.64       11.86      11.48       11.64  116.44  116.54    21.13
FTFC    First Federal Capital Corp           20.50    405.63      11.65       11.65      11.45       11.45  184.19  229.56    12.77
GAF     GA Financial, Inc.                   26.35    132.93      18.82       21.96      18.96       21.08  136.11  136.25    15.13
GAFC    Greater Atlantic Financial Corp.      7.30     21.99      26.07       26.07      16.22       17.38  105.19  112.14     4.48
GCFC    Central Federal Corporation          12.25     20.16         NM       61.25         NM       35.00  123.12  123.12    19.06
GDW     Golden West Financial Corporation    84.77 12,923.66      12.04       12.69      12.86       13.46  238.80  238.80    17.90
GPT     GreenPoint Financial Corporation     51.93  4,781.35       8.43        8.43       8.77        8.92  225.59  284.08    21.09
GSLA    GS Financial Corp.                   18.47     25.51         NM          NM      27.98       30.28   79.65   79.65    12.22
GTPS    Great American Bancorp, Inc.         33.00     25.40      15.87       15.87      15.94       15.94  142.80  146.80    15.06
GUPB    GFSB Bancorp, Inc.                   17.20     19.72      17.92       17.92      13.03       13.03  113.91  113.91     9.14
HARL    Harleysville Savings Financial Corpor26.20     59.32      13.65       13.65      13.17       13.17  148.02  148.02     9.01
HCBB    HCB Bancshares, Inc.                 16.75     24.48         NM          NM      22.33       40.85   86.97   86.97     9.58
HCBC    High Country Bancorp, Inc.           31.35     28.06      14.51       14.51      14.93       14.93  161.69  161.69    15.32
HCFC    Home City Financial Corporation      13.86     10.87      14.44       16.50      17.54       30.80   93.27   96.05     7.17
HFBC    HopFed Bancorp, Inc.                 16.00     58.11      30.77       19.05      15.84       14.95  123.27  141.59    12.44
HFFB    Harrodsburg First Financial Bancorp, 19.02     25.37      17.61       17.61      22.64       24.38  114.03  117.33    15.21
HFFC    HF Financial Corp.                   17.80     57.34      34.23        9.89      12.03       10.85  115.73  129.17     7.53
HIFS    Hingham Institution for Savings      36.50     75.55       8.95          NA      14.04          NA  191.50  191.50    16.43
HLFC    Home Loan Financial Corporation      16.75     27.67      15.51          NA      15.23          NA  130.45  130.45    18.67
HMLK    Hemlock Federal Financial Corp.      29.25     28.35      17.01       22.85      15.08       17.01  122.38  130.76     8.88
HMNF    HMN Financial, Inc.                  21.00     93.34      10.10       10.94      15.33       17.95  120.41  127.50    11.88
HRBT    Hudson River Bancorp, Inc.           28.47    431.92      13.43       13.43      14.09       14.09  150.71  206.15    17.02
HRZB    Horizon Financial Corp.              17.10    179.89      13.79       13.79      14.62       14.62  167.32  168.14    21.86
HTHR    Hawthorne Financial Corporation      35.13    269.91      10.58          NA      11.59          NA  155.79  180.99    10.33
HWEN    Home Financial Bancorp                5.39      7.31      19.25       19.25      17.97       12.84  109.80  109.80    11.60
HWFG    Harrington West Financial Group, Inc.14.24     61.64       8.90        8.68         NA          NA  137.32      NA     7.13
ICBC    Independence Community Bank Corp.    32.53  1,780.27      12.51          NA      13.44          NA  190.12  237.10    19.75
IFSB    Independence Federal Savings Bank    17.01     26.41         NM          NM      60.75      106.32  116.43  116.43    10.69
KFBI    Klamath First Bancorp, Inc.          19.90    138.91      31.09       33.17      20.73       22.87  108.45  156.82     9.58
KNK     Kankakee Bancorp, Inc.               52.58     49.04      10.27       13.28      21.91       24.92  149.38  170.22     9.49
KYF     Kentucky First Bancorp, Inc.         23.03     20.33      25.03       25.03      21.52       21.52  162.64  162.64    26.82
LARL    Laurel Capital Group, Inc.           20.40     38.35      17.59       17.59      14.78       14.78  140.21  169.15    12.12
LNCB    Lincoln Bancorp                      18.80     83.40      18.08       18.08      18.25       18.08  106.15  109.30    15.04
LOGN    Logansport Financial Corp.           18.56     15.94       9.28       12.54      10.31       11.97   99.73   99.73     9.95
LSBI    LSB Financial Corp.                  25.23     34.06      11.07       11.07      12.43       12.43  128.53  128.53    10.91
LSBX    LSB Corporation                      16.38     68.84      27.30       27.30      27.30       27.30  128.98  128.98    16.05
MAFB    MAF Bancorp, Inc.                    39.34  1,024.07      11.99       12.14      11.78       11.71  173.61  215.33    15.29
MASB    MASSBANK Corp.                       32.55    142.25      18.49       17.69      18.18       17.98  129.17  130.46    14.10
MCBF    Monarch Community Bancorp, Inc.      14.30     34.36      25.54       25.54         NA          NA   89.04   89.04    15.45
MFBC    MFB Corp.                            27.04     34.28     135.20      135.20      19.45       19.04  104.68  104.68     8.04
MFLR    Mayflower Co-operative Bank          19.19     26.05      12.63       12.97      15.86       14.88  154.01  155.01    12.83
MFSF    MutualFirst Financial, Inc.          24.72    130.22      13.15       13.15      14.29       14.29  137.10  138.41    16.28
MSBF    MSB Financial, Inc.                  15.11     19.65      11.80       10.21      10.64       11.90  131.73  149.90    19.04
MTXC    Matrix Bancorp, Inc.                  9.80     63.61       8.45        8.45         NM          NM   92.37   92.37     3.75
MYST    Mystic Financial, Inc.               22.55     33.13      17.62       12.26      18.33       16.11  119.32  119.32     7.72
NASB    NASB Financial, Inc.                 31.43    265.27      11.23       11.39      12.23       12.28  225.63  227.59    23.84
NBN     Northeast Bancorp                    17.02     45.05      10.64       14.18      11.99       14.30  122.53  126.17     9.59
NBSI    North Bancshares, Inc.               15.30     17.49      63.75       95.63      30.60       38.25  128.36  128.36    13.14
NDE     IndyMac Bancorp Inc.                 25.55  1,410.80       9.68        9.53      10.26       10.34  159.79  166.23    14.88
NEIB    Northeast Indiana Bancorp, Inc.      19.75     28.93      11.22       11.22      14.01       14.01  108.04  108.04    13.15
NEPF    Northeast Pennsylvania Financial Corp15.05     62.86         NA       26.88         NA       18.81   93.36  115.33     6.94
NHTB    New Hampshire Thrift Bancshares, Inc.25.01     49.41       8.45        9.33      10.08       10.51  134.46  200.72     9.97
NMIL    NewMil Bancorp, Inc.                 23.02     94.24      13.70       13.70      14.57       14.57  182.84  220.71    13.84
NTBK    NetBank, Inc.                        12.49    599.10      14.19       22.30         NM          NM  147.64  165.65    16.06
NYB     New York Community Bancorp, Inc.     30.57  4,239.42      14.42       15.92      15.76       16.89  309.10  627.72    34.22
OCFC    OceanFirst Financial Corp.           24.83    338.06      16.34       16.34      16.34       16.55  250.81  253.63    19.20
OTFC    Oregon Trail Financial Corp.         25.60     77.71      16.41       13.91      15.33       14.71  125.86  125.98    20.59
PBCI    Pamrapo Bancorp, Inc.                18.20     93.66      12.64       12.64      13.19       13.79  181.64  181.64    15.50
PBNC    PFS Bancorp, Inc.                    17.20     25.35      28.67       26.88      30.71       30.18   96.14   96.14    21.00
PCBI    Peoples Community Bancorp, Inc.      23.75     59.67      18.55       18.55      16.49       18.13  132.83  149.00     9.46
PEDE    Great Pee Dee Bancorp, Inc.          15.35     27.06      23.98       18.27      18.06       18.06  104.14  109.56    18.62
PFB     PFF Bancorp, Inc.                    40.73    481.46      12.89       13.05      13.90       14.29  168.24  169.00    15.46
PFDC    Peoples Bancorp                      24.70     84.65      14.36       15.44      15.06       15.94  135.94  142.77    16.73
PFED    Park Bancorp, Inc.                   27.30     32.59      16.25       17.96      14.84       16.75  110.21  110.21    12.36
PFNC    Progress Financial Corporation       16.58    116.49      12.56       14.29      19.51       31.28  176.20  179.05    10.50
PFS     Provident Financial Services, Inc.   19.75  1,215.38      32.92       29.04         NA          NA  139.18  143.01    29.04
PFSB    PennFed Financial Services, Inc.     28.67    197.60      14.93       14.93      14.41       14.41  165.15  170.35    10.94
PHFC    Pittsburgh Financial Corp.           15.84     22.57         NM          NA      26.40          NA   99.12   99.81     5.94
PORT    Port Financial Corp.                 53.95    285.30      20.13       20.13      18.93       18.93  223.49  223.49    18.45
PPBI    Pacific Premier Bancorp, Inc.         7.76     10.35       5.71        5.71       8.00       10.08  169.06  169.06     4.13
PROV    Provident Financial Holdings, Inc.   30.04    149.80       7.91        7.91       9.10        9.39  140.18      NA    11.87
PSFC    Peoples-Sidney Financial Corporation 13.72     19.80      22.87       22.87      22.13       22.13  114.33  114.33    13.82
PVFC    PVF Capital Corp.                    16.30     94.32      11.64       11.64      11.81       12.16  165.48  165.48    13.55
PVSA    Parkvale Financial Corporation       25.56    141.81      14.86       20.61      13.74       14.77  142.55  161.36     8.63
QCBC    Quaker City Bancorp, Inc.            40.52    257.95      11.78       11.78      11.81       11.81  185.36  185.87    15.90
RIVR    River Valley Bancorp                 40.08     32.62         NA          NA         NA          NA  154.09  154.33    13.95
RSLN    Roslyn Bancorp, Inc.                 22.95  1,740.23      11.71       12.75      11.77       12.75  323.70  324.15    16.10
SBMC    Connecticut Bancshares, Inc.         51.02    548.72      18.22       19.33      18.97       19.78  219.91  248.03    20.95
SCFS    Seacoast Financial Services Corporati20.09    532.06       8.97          NA      16.47          NA  135.56      NA    11.88
SFFC    StateFed Financial Corporation       11.75     15.18      15.46       15.46      78.33          NA  105.67  105.67    14.92
SIB     Staten Island Bancorp, Inc.          21.70  1,269.72      12.06       12.06      10.28       10.64  205.10  224.87    17.83
SMBC    Southern Missouri Bancorp, Inc.      26.20     30.05      10.92       10.92      11.44       11.44  119.74  136.67    10.75
SOBI    Sobieski Bancorp, Inc.               12.39      8.31         NM          NM         NM          NM   87.07   87.07     6.37
SOV     Sovereign Bancorp, Inc.              17.90  5,280.50      12.09       13.56      13.77       15.43  166.98  290.58    12.82
SRN     Southern Banc Company, Inc. (The)    19.00     18.27      13.97       20.65      18.81       25.00   97.89   97.94    16.28
SSFC    South Street Financial Corp.          9.72     29.94      20.25       20.25      17.05       17.05  119.70  119.70    13.49
STBI    Sturgis Bancorp, Inc.                11.00     30.89      10.19       10.19      11.00       11.00  110.00  135.14    10.50
STFR    St. Francis Capital Corporation      30.74    290.99      11.64       12.81      12.20       13.03  159.03  170.78    12.91
STSA    Sterling Financial Corporation       25.91    382.99      10.28       11.57      11.62       12.64  155.43  193.21     9.35
SUFI    Superior Financial Corp.             23.59    195.35      13.40       14.04      13.03       17.87  146.89  254.48    11.18
SVBI    Severn Bancorp, Inc.                 24.61    101.95         NA        9.61         NA       10.70  245.61  247.59    20.73
SZB     SouthFirst Bancshares, Inc.          14.10     10.35      70.50          NM      21.04       35.25   82.07   85.82     7.40
THRD    TF Financial Corporation             29.91     83.63      46.73       53.41      19.94       27.95  120.12  129.82    11.74
TONE    TierOne Corporation                  23.37    527.56      20.15       20.15         NA          NA  149.80  149.80    23.12
TRST    TrustCo Bank Corp NY                 11.85    878.32      16.46       18.52      17.17       19.43  375.00  376.19    32.73
TRYF    Troy Financial Corporation           28.69    265.41      18.39       18.88      19.00       19.13  171.69  215.07    21.27
TSBK    Timberland Bancorp, Inc.             22.53     96.29      14.82       14.08      13.02       12.87  124.54  124.54    21.68
TSH     Teche Holding Co.                    32.25     74.86      14.40       14.66      12.65       12.70  130.09  130.09    14.24
UCBC    Union Community Bancorp              17.01     35.72      15.19       15.19      14.66       14.66  102.22  111.25    13.04
UCFC    United Community Financial Corp.      9.70    333.96      11.02       11.55      13.66       14.70  120.95  140.17    16.87
UPFC    United PanAm Financial Corp.         17.00    269.81      18.48       19.32      20.24       21.79  276.87  276.87    19.99
UTBI    United Tennessee Bankshares, Inc.    14.30     18.21      11.53       10.83      10.92       10.75  112.87  119.17    16.25
WBS     Webster Financial Corporation        38.60  1,761.70      10.97       12.70      11.25       12.41  160.23  225.20    12.19
WEFC    Wells Financial Corp.                26.50     29.97       8.60        8.60       9.43        9.43  115.77  115.77    13.23
WES     Westcorp                             33.79  1,508.22      10.56          NA      13.85          NA  204.05  204.17     9.70
WFI     Winton Financial Corporation         13.75     62.68      10.74       11.09      10.74       11.36  141.75  142.05    12.12
WFSL    Washington Federal, Inc.             23.73  1,652.76      11.41       11.41      11.19       11.35  164.56  170.60    22.82
WM      Washington Mutual, Inc.              41.62 37,755.08       9.46       11.43       9.86       12.31  179.24  254.87    13.33
WOFC    Western Ohio Financial Corporation   25.00     43.34      17.86       19.53      17.48       18.80  101.46  101.46    12.52
WRO     Woronoco Bancorp Inc.                26.50     95.56      11.23       11.23      16.26       18.79  123.14  126.19    11.93
WSB     Washington Savings Bank, F.S.B. (The)10.02     69.19      10.02       11.39      11.13       12.68  183.52  183.52    19.02
WSBI    Warwick Community Bancorp, Inc.      28.91    131.07      19.53       21.26      16.43       17.21  170.66  176.39    15.83
WSFS    WSFS Financial Corporation           44.48    339.22      15.88       16.60       3.05          NA  173.13  173.13    16.85
WVFC    WVS Financial Corp.                  17.00     43.90      15.18       15.18      12.41       12.59  145.92  145.92    11.94

        All Fully Converted Average                   568.09      17.61       19.00      17.11       17.80  147.42  159.44    13.95
        All Fully Converted Median                     72.22      14.40       15.18      14.57       14.90  135.56  143.15    13.02

        All Mutual Holding Companies
ALLB    Greater Delaware Valley Savings Bank 23.95     82.42      35.22       35.22      85.54       82.59  236.66  236.66    22.35
BCSB    BCSB Bankcorp, Inc. (MHC)            16.24     95.39      29.00       31.23      38.66       40.60  207.93  221.24    15.18
BKMU    Bank Mutual Corporation (MHC)        34.08    730.17      35.50       35.50      29.89       29.89  226.60  276.40    25.49
CFFN    Capitol Federal Financial (MHC)      30.00  2,195.52      44.12       44.12      24.59       24.59  222.72  222.72    25.15
CHFN    Charter Financial Corp. (MHC)        29.98    585.79     249.83          NM     230.62      199.87  248.38  255.15    60.39
GCBC    Greene County Bancorp Inc. (MHC)     22.01     44.77      22.01       22.01      20.57       20.76  154.89  154.89    18.34
GOV     Gouverneur Bancorp Inc. (MHC)        10.95     24.94      34.22       54.75      39.11       43.80  143.89  143.89    28.80
HCBK    Hudson City Bancorp, Inc. (MHC)      26.78  5,127.02      23.91       26.78      24.57       25.75  360.43  360.43    33.17
JXSB    Jacksonville Bancorp, Inc. (MHC)     16.00     31.05      50.00          NM      44.44          NM  149.81  176.41    11.89
NWSB    Northwest Bancorp, Inc. (MHC)        16.50    786.95      20.63       21.71      18.97       19.41  220.59      NA    15.07
ONFC    Oneida Financial Corp. (MHC)         22.80    115.99      33.53       33.53      32.11       34.54  223.50  296.06    27.02
PBCP    Provident Bancorp, Inc. (MHC)        37.90    301.66      23.69       28.71      27.07       29.84  260.66  295.17    27.06
PBCT    People's Bank (MHC)                  28.38  1,754.74      28.38       32.25      27.55       26.52  180.88  205.21    14.89
PBHC    Pathfinder Bancorp, Inc. (MHC)       15.81     38.45      18.82       24.70      31.62       32.94  178.86  230.48    13.58
PRTR    Partners Trust Financial Group, Inc. 23.24    330.12      22.35       22.35      26.11       23.96  192.39  247.24    25.32
ROME    Rome Bancorp, Inc. (MHC)             23.34    100.19      38.90       38.90      39.56       39.56  272.66  272.66    38.81
SKBO    Skibo Financial Corp. (MHC)          13.31     41.94      55.46       55.46     102.38      102.38  178.66  178.66    26.59
WCFB    Webster City Federal Bancorp (MHC)   20.42     38.52      31.91       31.91      27.59       27.59  171.89  172.76    36.50
WFD     Westfield Financial Inc. (MHC)       19.24    193.14      17.81       17.81      66.34       54.97  154.54  154.54    23.85

        All MHC's Average                    22.68    664.15      42.91       32.76      49.33       47.75  209.79  227.81    25.76
        All MHC's Median                     22.80    115.99      31.91       31.91      31.62       31.42  207.93  226.60    25.32


        All Second Step Conversions
BRKL    Brookline Bancorp, Inc.              14.90    858.52      31.04       31.04      48.06          NA  139.64  139.64    60.71
CSBC    Citizens South Banking Corporation   13.13    117.21      25.25       25.25      24.77       24.77  123.06  134.25    23.39
FCAP    First Capital, Inc.                  19.00     53.68      13.19       17.59      14.50       15.20  125.91  146.38    13.52
FDEF    First Defiance Financial Corp.       21.39    134.35      11.63       12.44      14.75       14.85  110.49  132.77    12.81
FFBK    FloridaFirst Bancorp, Inc.           24.00    129.07      30.00       28.57      22.64       24.49  128.27  143.63    15.66
FFFD    North Central Bancshares, Inc.       34.25     54.85       9.31        9.73       9.38        9.68  143.07  164.27    12.93
FFFL    Fidelity Bankshares, Inc.            23.53    353.31      17.30       17.30      18.38       18.38  199.24      NA    12.47
FFSX    First Federal Bankshares, Inc.       18.40     71.75      15.86       11.22      13.05       15.59  102.05  138.76    11.43
FNFG    First Niagara Financial Group, Inc.  16.00  1,132.57      30.77       30.77      32.65       33.33  147.47  173.54    31.80
FSLA    First Sentinel Bancorp, Inc.         15.97    441.51      17.36          NA      16.64          NA  203.70  207.67    19.44
GFED    Guaranty Federal Bancshares, Inc.    16.61     49.77      12.58       12.58      13.18       13.18  126.41  126.50    12.76
HARB    Harbor Florida Bancshares, Inc.      26.05    618.68      15.51       15.88      16.38       16.70  242.55  246.45    27.29
HFWA    Heritage Financial Corporation       21.40    137.07      16.72       16.72      16.59       16.59  211.88  236.20    23.32
JFBI    Jefferson Bancshares, Inc.           13.23    110.81      33.08       25.44      29.40       31.50  295.97  295.97    39.88
JXVL    Jacksonville Bancorp, Inc.           28.90     51.96       8.50        8.81       8.21        8.26  122.30  133.06    11.63
PFSL    Pocahontas Bancorp, Inc.             12.70     54.35      12.21       13.23      12.33       13.96  112.89  176.63     7.95
PHSB    PHSB Financial Corp.                 18.70     54.63      19.48       31.17      21.01       25.27  115.36  115.36    17.03
PULB    Pulaski Financial Corp.              14.58     80.34      13.02       13.50      14.73       14.88  222.26  222.26    17.23
RVSB    Riverview Bancorp, Inc.              18.52     89.02      13.62       13.62      17.15          NA  146.87  147.69    18.41
SFFS    Sound Federal Bancorp                14.06    186.25      19.53       19.53      21.63       21.63  134.67  149.73    23.40
THTL    Thistle Group Holdings, Co.          16.05     83.86      19.11          NA      16.89          NA  109.86  122.15     9.90
WAYN    Wayne Savings Bancshares, Inc.       13.82     54.00      18.18       16.45      18.43       19.46  120.28  120.28    14.18
WGBC    Willow Grove Bancorp, Inc.           17.05    189.29      23.68       30.45      25.07       26.64  144.86  146.10    23.30
WYPT    Waypoint Financial Corp.             18.88    606.24      13.11       16.86      13.99       16.42  143.47  149.72    10.75

        All Second Steps Average             18.80    238.05      18.34       19.01      19.16       19.04  153.02  163.87    19.63
        All Second Steps Median              17.73    114.01      17.01       16.79      16.77       16.65  137.16  146.38    16.35


        New Jersey
FMCO    FMS Financial Corporation            14.04     91.04      17.55       19.50      13.63       13.50  151.62  154.80     7.70
OCFC    OceanFirst Financial Corp.           24.83    338.06      16.34       16.34      16.34       16.55  250.81  253.63    19.20
PBCI    Pamrapo Bancorp, Inc.                18.20     93.66      12.64       12.64      13.19       13.79  181.64  181.64    15.50
PFS     Provident Financial Services, Inc.   19.75  1,215.38      32.92       29.04         NA          NA  139.18  143.01    29.04
PFSB    PennFed Financial Services, Inc.     28.67    197.60      14.93       14.93      14.41       14.41  165.15  170.35    10.94

        New Jersey Fully Converted Average            387.15      18.88       18.49      14.39       14.56  177.68  180.69    16.48
        New Jersey Fully Converted Median             197.60      16.34       16.34      14.02       14.10  165.15  170.35    15.50

        New Jersey MHC's
HCBK    Hudson City Bancorp, Inc. (MHC)      26.78  5,127.02      23.91       26.78      24.57       25.75  360.43  360.43    33.17

        New Jersey MHC's Average                    5,127.02      23.91       26.78      24.57       25.75  360.43  360.43    33.17
        New Jersey MHC's Median                     5,127.02      23.91       26.78      24.57       25.75  360.43  360.43    33.17


        New Jersey Second Steps
FSLA    First Sentinel Bancorp, Inc.         15.97    441.51      17.36          NA      16.64          NA  203.70  207.67    19.44

        New Jersey Second Steps Average               441.51      17.36          NA      16.64          NA  203.70  207.67    19.44
        New Jersey Second Steps Median                441.51      17.36          NA      16.64          NA  203.70  207.67    19.44


        Comparable Group
AFBC    Advance Financial Bancorp            23.20     21.63       8.29       14.15      11.00       11.66  111.59  167.39     6.67
ASBI    Ameriana Bancorp                     14.37     45.24      14.97       15.62         NM          NM  114.51  118.97     9.59
CEBK    Central Bancorp, Inc.                35.74     59.41         NM          NM      26.09       23.83  150.61  159.62    12.45
CFSB    Citizens First Financial Corp.       24.88     36.20      13.82       13.52      20.06       20.06  113.71  113.71    10.31
FCAP    First Capital, Inc.                  19.00     53.68      13.19       17.59      14.50       15.20  125.91  146.38    13.52
FBNW    FirstBank NW Corp.                   29.74     38.19      12.82       12.82      13.58       13.58  125.49  125.49    11.10
GFED    Guaranty Federal Bancshares, Inc.    16.61     49.77      12.58       12.58      13.18       13.18  126.41  126.50    12.76
HIFS    Hingham Institution for Savings      36.50     75.55       8.95          NA      14.04          NA  191.50  191.50    16.43
HFBC    HopFed Bancorp, Inc.                 16.00     58.11      30.77       19.05      15.84       14.95  123.27  141.59    12.44
JXVL    Jacksonville Bancorp, Inc.           28.90     51.96       8.50        8.81       8.21        8.26  122.30  133.06    11.63
LSBI    LSB Financial Corp.                  25.23     34.06      11.07       11.07      12.43       12.43  128.53  128.53    10.91
MFBC    MFB Corp.                            27.04     34.28     135.20      135.20      19.45       19.04  104.68  104.68     8.04
MYST    Mystic Financial, Inc.               22.55     33.13      17.62       12.26      18.33       16.11  119.32  119.32     7.72
NHTB    New Hampshire Thrift Bancshares, Inc.25.01     49.41       8.45        9.33      10.08       10.51  134.46  200.72     9.97
FFFD    North Central Bancshares, Inc.       34.25     54.85       9.31        9.73       9.38        9.68  143.07  164.27    12.93
NBN     Northeast Bancorp                    17.02     45.05      10.64       14.18      11.99       14.30  122.53  126.17     9.59
PHFC    Pittsburgh Financial Corp.           15.84     22.57         NM          NA      26.40          NA   99.12   99.81     5.94

        Comparable Average                             44.89      21.08       21.85      15.29       14.49  126.88  139.28    10.71
        Comparable Median                              45.24      12.58       13.17      13.81       13.94  123.27  128.53    10.91

        All Fully Converted Average                   568.09      17.61       19.00      17.11       17.80  147.42  159.44    13.95
        All Fully Converted Median                     72.22      14.40       15.18      14.57       14.90  135.56  143.15    13.02

        All Second Steps Average                      238.05      18.34       19.01      19.16       19.04  153.02  163.87    19.63
        All Second Steps Median                       114.01      17.01       16.79      16.77       16.65  137.16  146.38    16.35

        All MHC's Average                             664.15      42.91       32.76      49.33       47.75  209.79  227.81    25.76
        All MHC's Median                              115.99      31.91       31.91      31.62       31.42  207.93  226.60    25.32

        New Jersey Fully Converted Average            387.15      18.88       18.49      14.39       14.56  177.68  180.69    16.48
        New Jersey Fully Converted Median             197.60      16.34       16.34      14.02       14.10  165.15  170.35    15.50

        New Jersey MHC's Average                    5,127.02      23.91       26.78      24.57       25.75  360.43  360.43    33.17
        New Jersey MHC's Median                     5,127.02      23.91       26.78      24.57       25.75  360.43  360.43    33.17

        New Jersey Second Steps Average               441.51      17.36          NA      16.64          NA  203.70  207.67    19.44
        New Jersey Second Steps Median                441.51      17.36          NA      16.64          NA  203.70  207.67    19.44

1.00                                   2.00  3.000      4.00       5.00        8.00       6.00        7.00    9.00   10.00    11.00

               Exhibit 8
           Industry Multiples
       cing Data as of July 28, 2003


                                                             -----------------------------------------------------------------------
                                               Current          LTM

                                              Dividend     Dividend
                                                 Yield Payout Ratio
Ticker  Short Name                                  (%)          (%)
--------------------------------------------------------------------------------
AABC    Access Anytime Bancorp, Inc.                 -            -    1,317.15    996.52   9,266.51 NM       Standard
ABBK    Abington Bancorp, Inc.                    1.47        34.13    1,317.15    996.52   9,266.51 MA       Standard
ABCW    Anchor BanCorp Wisconsin Inc.             1.79        17.43    1,317.15    996.52   9,266.51 WI       Standard
AF      Astoria Financial Corporation             3.13        29.50    1,317.15    996.52   9,266.51 NY       Standard
AFBC    Advance Financial Bancorp                 2.59        24.12    1,317.15    996.52   9,266.51 WV       Standard
ALFC    Atlantic Liberty Financial Corp           1.05           NA    1,317.15    996.52   9,266.51 NY       Standard
AMFC    AMB Financial Corp.                       1.31        17.14    1,317.15    996.52   9,266.51 IN       Standard
ANE     Alliance Bancorp of New England, Inc      0.96        23.26    1,317.15    996.52   9,266.51 CT       Standard
ASBI    Ameriana Bancorp                          4.45           NM    1,317.15    996.52   9,266.51 IN       Standard
ASBP    ASB Financial Corp.                       2.83       114.29    1,317.15    996.52   9,266.51 OH       Standard
BBX     BankAtlantic Bancorp, Inc.                0.93        12.04    1,317.15    996.52   9,266.51 FL       Standard
BFD     BostonFed Bancorp, Inc.                   2.25           NM    1,317.15    996.52   9,266.51 MA       Standard
BFSB    Bedford Bancshares, Inc.                  2.15        34.03    1,317.15    996.52   9,266.51 VA       Standard
BHL     Berkshire Hills Bancorp, Inc.             1.59       171.43    1,317.15    996.52   9,266.51 MA       Standard
BKUNA   BankUnited Financial Corporation             -            -    1,317.15    996.52   9,266.51 FL       Standard
BRBI    Blue River Bancshares, Inc.                  -           NM    1,317.15    996.52   9,266.51 IN
BYFC    Broadway Financial Corporation            1.24        16.23    1,317.15    996.52   9,266.51 CA       Standard
CAFI    Camco Financial Corporation               3.13        42.19    1,317.15    996.52   9,266.51 OH
CASH    First Midwest Financial, Inc.             2.64        37.96    1,317.15    996.52   9,266.51 IA       Standard
CBSA    Coastal Bancorp, Inc.                     1.64        16.90    1,317.15    996.52   9,266.51 TX
CCBI    Commercial Capital Bancorp Inc.              -           NA    1,317.15    996.52   9,266.51 CA
CEBK    Central Bancorp, Inc.                     1.34        32.12    1,317.15    996.52   9,266.51 MA       Standard
CFB     Commercial Federal Corporation            1.75        16.97    1,317.15    996.52   9,266.51 NE       Standard
CFCP    Coastal Financial Corporation             1.72        22.22    1,317.15    996.52   9,266.51 SC       Standard
CFFC    Community Financial Corporation           2.11        26.32    1,317.15    996.52   9,266.51 VA       Standard
CFSB    Citizens First Financial Corp.            1.61        27.87    1,317.15    996.52   9,266.51 IL       Standard
CFSL    Chesterfield Financial Corp.              1.49        22.08    1,317.15    996.52   9,266.51 IL       Standard
CIBI    Community Investors Bancorp, Inc.         2.43        30.29    1,317.15    996.52   9,266.51 OH       Standard
CITZ    CFS Bancorp, Inc.                         2.97       100.00    1,317.15    996.52   9,266.51 IN       Standard
CKFB    CKF Bancorp, Inc.                         3.84        40.00    1,317.15    996.52   9,266.51 KY       Standard
CNY     Carver Bancorp, Inc.                      1.19         6.29    1,317.15    996.52   9,266.51 NY       Standard
CRZY    Crazy Woman Creek Bancorp Incorporat      3.10       200.00    1,317.15    996.52   9,266.51 WY       Standard
CTZN    Citizens First Bancorp, Inc.              1.76        20.78    1,317.15    996.52   9,266.51 MI       Standard
DCOM    Dime Community Bancshares, Inc.           2.73        26.13    1,317.15    996.52   9,266.51 NY       Standard
DFBS    DutchFork Bancshares, Inc.                   -            -    1,317.15    996.52   9,266.51 SC       Standard
DSL     Downey Financial Corp.                    0.85         9.76    1,317.15    996.52   9,266.51 CA
EFC     EFC Bancorp, Inc.                         2.94        39.49    1,317.15    996.52   9,266.51 IL       Standard
ESBF    ESB Financial Corporation                 2.77        42.00    1,317.15    996.52   9,266.51 PA       Standard
ESBK    Elmira Savings Bank, FSB                  2.23        28.83    1,317.15    996.52   9,266.51 NY       Standard
EVRT    EverTrust Financial Group, Inc.           2.33        32.87    1,317.15    996.52   9,266.51 WA       Standard
FAB     FIRSTFED AMERICA BANCORP, INC.            2.90        23.13    1,317.15    996.52   9,266.51 MA       Standard
FBBC    First Bell Bancorp, Inc.                  2.29        28.64    1,317.15    996.52   9,266.51 PA       Standard
FBC     Flagstar Bancorp, Inc.                    1.90         8.00    1,317.15    996.52   9,266.51 MI
FBEI    First Bancorp of Indiana, Inc.            2.65        44.94    1,317.15    996.52   9,266.51 IN       Standard
FBNW    FirstBank NW Corp.                        2.02        26.03    1,317.15    996.52   9,266.51 ID       Standard
FBSI    First Bancshares, Inc.                    0.91        12.12    1,317.15    996.52   9,266.51 MO       Standard
FBTC    First BancTrust Corporation               1.90        16.39    1,317.15    996.52   9,266.51 IL       Standard
FCB     Falmouth Bancorp, Inc.                    1.93        83.87    1,317.15    996.52   9,266.51 MA       Standard
FDT     Federal Trust Corporation                 0.58         2.78    1,317.15    996.52   9,266.51 FL
FED     FirstFed Financial Corp.                     -            -    1,317.15    996.52   9,266.51 CA       Standard
FESX    First Essex Bancorp, Inc.                 1.92        36.72    1,317.15    996.52   9,266.51 MA       Standard
FFBH    First Federal Bancshares of Arkansas      1.95        19.18    1,317.15    996.52   9,266.51 AR       Standard
FFBI    First Federal Bancshares, Inc.            1.58        28.57    1,317.15    996.52   9,266.51 IL       Standard
FFBZ    First Federal Bancorp, Inc.               2.89        48.86    1,317.15    996.52   9,266.51 OH       Standard
FFCH    First Financial Holdings, Inc.            2.48        36.45    1,317.15    996.52   9,266.51 SC       Standard
FFDF    FFD Financial Corporation                 2.84        50.65    1,317.15    996.52   9,266.51 OH       Standard
FFED    Fidelity Federal Bancorp                     -           NM    1,317.15    996.52   9,266.51 IN       Standard
FFHH    FSF Financial Corp.                       3.87        40.64    1,317.15    996.52   9,266.51 MN       Standard
FFHS    First Franklin Corporation                1.94        37.97    1,317.15    996.52   9,266.51 OH       Standard
FFIC    Flushing Financial Corporation            1.89        22.49    1,317.15    996.52   9,266.51 NY       Standard
FFLC    FFLC Bancorp, Inc.                        1.91        23.15    1,317.15    996.52   9,266.51 FL       Standard
FFWC    FFW Corporation                           3.07        34.68    1,317.15    996.52   9,266.51 IN       Standard
FKAN    First Kansas Financial Corporation        1.18        26.67    1,317.15    996.52   9,266.51 KS       Standard
FKFS    First Keystone Financial, Inc.            1.68        26.95    1,317.15    996.52   9,266.51 PA       Standard
FKKY    Frankfort First Bancorp, Inc.             5.25       112.00    1,317.15    996.52   9,266.51 KY       Standard
FMCO    FMS Financial Corporation                 0.85        11.65    1,317.15    996.52   9,266.51 NJ       Standard
FMSB    First Mutual Bancshares, Inc.             1.47        16.00    1,317.15    996.52   9,266.51 WA       Standard
FNFI    First Niles Financial, Inc.               3.47        69.62    1,317.15    996.52   9,266.51 OH       Standard
FPFC    First Place Financial Corp.               3.05        38.76    1,317.15    996.52   9,266.51 OH       Standard
FPTB    First PacTrust Bancorp, Inc.              1.19           NA    1,317.15    996.52   9,266.51 CA       Standard
FSBI    Fidelity Bancorp, Inc.                    2.32        27.45    1,317.15    996.52   9,266.51 PA       Standard
FSFF    First SecurityFed Financial, Inc.         2.54        23.96    1,317.15    996.52   9,266.51 IL       Standard
FTFC    First Federal Capital Corp                2.73        29.61    1,317.15    996.52   9,266.51 WI       Standard
GAF     GA Financial, Inc.                        3.04        53.24    1,317.15    996.52   9,266.51 PA       Standard
GAFC    Greater Atlantic Financial Corp.             -            -    1,317.15    996.52   9,266.51 VA
GCFC    Central Federal Corporation               2.94           NM    1,317.15    996.52   9,266.51 OH       Standard
GDW     Golden West Financial Corporation         0.40         4.97    1,317.15    996.52   9,266.51 CA
GPT     GreenPoint Financial Corporation          2.77        19.00    1,317.15    996.52   9,266.51 NY       Standard
GSLA    GS Financial Corp.                        2.17        41.11    1,317.15    996.52   9,266.51 LA       Standard
GTPS    Great American Bancorp, Inc.              1.33        21.26    1,317.15    996.52   9,266.51 IL       Standard
GUPB    GFSB Bancorp, Inc.                        2.56        31.82    1,317.15    996.52   9,266.51 NM       Standard
HARL    Harleysville Savings Financial Corpo      2.75        31.16    1,317.15    996.52   9,266.51 PA       Standard
HCBB    HCB Bancshares, Inc.                      2.15        45.33    1,317.15    996.52   9,266.51 AR       Standard
HCBC    High Country Bancorp, Inc.                1.59        23.81    1,317.15    996.52   9,266.51 CO       Standard
HCFC    Home City Financial Corporation           3.17        59.46    1,317.15    996.52   9,266.51 OH       Standard
HFBC    HopFed Bancorp, Inc.                      3.00        36.07    1,317.15    996.52   9,266.51 KY       Standard
HFFB    Harrodsburg First Financial Bancorp,      3.15        71.43    1,317.15    996.52   9,266.51 KY       Standard
HFFC    HF Financial Corp.                        2.58        35.00    1,317.15    996.52   9,266.51 SD       Standard
HIFS    Hingham Institution for Savings           1.97        33.46    1,317.15    996.52   9,266.51 MA       Standard
HLFC    Home Loan Financial Corporation           4.18        51.36    1,317.15    996.52   9,266.51 OH       Standard
HMLK    Hemlock Federal Financial Corp.           2.19        29.47    1,317.15    996.52   9,266.51 IL       Standard
HMNF    HMN Financial, Inc.                       3.81        52.55    1,317.15    996.52   9,266.51 MN       Standard
HRBT    Hudson River Bancorp, Inc.                2.11        24.75    1,317.15    996.52   9,266.51 NY       Standard
HRZB    Horizon Financial Corp.                   2.81        39.32    1,317.15    996.52   9,266.51 WA       Standard
HTHR    Hawthorne Financial Corporation              -            -    1,317.15    996.52   9,266.51 CA
HWEN    Home Financial Bancorp                    2.23        40.00    1,317.15    996.52   9,266.51 IN       Standard
HWFG    Harrington West Financial Group, Inc      2.25           NA    1,317.15    996.52   9,266.51 CA
ICBC    Independence Community Bank Corp.         2.09        23.97    1,317.15    996.52   9,266.51 NY       Standard
IFSB    Independence Federal Savings Bank            -            -    1,317.15    996.52   9,266.51 DC       Standard
KFBI    Klamath First Bancorp, Inc.               2.61        54.17    1,317.15    996.52   9,266.51 OR       Standard
KNK     Kankakee Bancorp, Inc.                    1.14        25.00    1,317.15    996.52   9,266.51 IL       Standard
KYF     Kentucky First Bancorp, Inc.              2.78        44.86    1,317.15    996.52   9,266.51 KY       Standard
LARL    Laurel Capital Group, Inc.                3.92        54.35    1,317.15    996.52   9,266.51 PA       Standard
LNCB    Lincoln Bancorp                           2.55        44.66    1,317.15    996.52   9,266.51 IN       Standard
LOGN    Logansport Financial Corp.                3.02        30.56    1,317.15    996.52   9,266.51 IN       Standard
LSBI    LSB Financial Corp.                       1.98        22.41    1,317.15    996.52   9,266.51 IN       Standard
LSBX    LSB Corporation                           2.93        76.67    1,317.15    996.52   9,266.51 MA       Standard
MAFB    MAF Bancorp, Inc.                         1.83        19.76    1,317.15    996.52   9,266.51 IL       Standard
MASB    MASSBANK Corp.                            2.83        50.28    1,317.15    996.52   9,266.51 MA       Standard
MCBF    Monarch Community Bancorp, Inc.           1.40           NA    1,317.15    996.52   9,266.51 MI       Standard
MFBC    MFB Corp.                                 1.63        30.94    1,317.15    996.52   9,266.51 IN       Standard
MFLR    Mayflower Co-operative Bank               3.13        49.59    1,317.15    996.52   9,266.51 MA       Standard
MFSF    MutualFirst Financial, Inc.               1.62        22.54    1,317.15    996.52   9,266.51 IN       Standard
MSBF    MSB Financial, Inc.                       3.04       194.05    1,317.15    996.52   9,266.51 MI       Standard
MTXC    Matrix Bancorp, Inc.                         -           NM    1,317.15    996.52   9,266.51 CO
MYST    Mystic Financial, Inc.                    1.86        29.27    1,317.15    996.52   9,266.51 MA       Standard
NASB    NASB Financial, Inc.                      2.16        24.12    1,317.15    996.52   9,266.51 MO
NBN     Northeast Bancorp                         1.88        21.30    1,317.15    996.52   9,266.51 ME       Standard
NBSI    North Bancshares, Inc.                    2.09        88.00    1,317.15    996.52   9,266.51 IL       Standard
NDE     IndyMac Bancorp Inc.                      1.57         4.02    1,317.15    996.52   9,266.51 CA
NEIB    Northeast Indiana Bancorp, Inc.           2.63        36.17    1,317.15    996.52   9,266.51 IN       Standard
NEPF    Northeast Pennsylvania Financial Cor      3.19        45.19    1,317.15    996.52   9,266.51 PA       Standard
NHTB    New Hampshire Thrift Bancshares, Inc      2.88        27.42    1,317.15    996.52   9,266.51 NH       Standard
NMIL    NewMil Bancorp, Inc.                      2.61        34.81    1,317.15    996.52   9,266.51 CT       Standard
NTBK    NetBank, Inc.                             0.64           NM    1,317.15    996.52   9,266.51 GA
NYB     New York Community Bancorp, Inc.          3.01        35.95    1,317.15    996.52   9,266.51 NY       Standard
OCFC    OceanFirst Financial Corp.                3.22        48.68    1,317.15    996.52   9,266.51 NJ       Standard
OTFC    Oregon Trail Financial Corp.              1.72        25.15    1,317.15    996.52   9,266.51 OR       Standard
PBCI    Pamrapo Bancorp, Inc.                     4.40        55.25    1,317.15    996.52   9,266.51 NJ       Standard
PBNC    PFS Bancorp, Inc.                         1.74        40.18    1,317.15    996.52   9,266.51 IN       Standard
PCBI    Peoples Community Bancorp, Inc.              -            -    1,317.15    996.52   9,266.51 OH       Standard
PEDE    Great Pee Dee Bancorp, Inc.               3.65        60.92    1,317.15    996.52   9,266.51 SC       Standard
PFB     PFF Bancorp, Inc.                         0.98        12.97    1,317.15    996.52   9,266.51 CA       Standard
PFDC    Peoples Bancorp                           2.59        40.13    1,317.15    996.52   9,266.51 IN       Standard
PFED    Park Bancorp, Inc.                        2.20        30.98    1,317.15    996.52   9,266.51 IL       Standard
PFNC    Progress Financial Corporation            1.93        24.64    1,317.15    996.52   9,266.51 PA       Standard
PFS     Provident Financial Services, Inc.        1.01           NA    1,317.15    996.52   9,266.51 NJ       Standard
PFSB    PennFed Financial Services, Inc.          1.40        18.09    1,317.15    996.52   9,266.51 NJ       Standard
PHFC    Pittsburgh Financial Corp.                2.40           NA    1,317.15    996.52   9,266.51 PA       Standard
PORT    Port Financial Corp.                      1.48        23.86    1,317.15    996.52   9,266.51 MA       Standard
PPBI    Pacific Premier Bancorp, Inc.                -            -    1,317.15    996.52   9,266.51 CA
PROV    Provident Financial Holdings, Inc.        0.67         6.06    1,317.15    996.52   9,266.51 CA       Standard
PSFC    Peoples-Sidney Financial Corporation      3.79        74.19    1,317.15    996.52   9,266.51 OH       Standard
PVFC    PVF Capital Corp.                         1.82        21.59    1,317.15    996.52   9,266.51 OH       Supervisory
PVSA    Parkvale Financial Corporation            2.82        38.71    1,317.15    996.52   9,266.51 PA       Standard
QCBC    Quaker City Bancorp, Inc.                 1.97            -    1,317.15    996.52   9,266.51 CA       Standard
RIVR    River Valley Bancorp                      2.99        27.95    1,317.15    996.52   9,266.51 IN       Standard
RSLN    Roslyn Bancorp, Inc.                      2.70        29.74    1,317.15    996.52   9,266.51 NY       Standard
SBMC    Connecticut Bancshares, Inc.              1.41        24.54    1,317.15    996.52   9,266.51 CT       Standard
SCFS    Seacoast Financial Services Corporat      2.59        37.70    1,317.15    996.52   9,266.51 MA       Standard
SFFC    StateFed Financial Corporation            3.40           NA    1,317.15    996.52   9,266.51 IA       Standard
SIB     Staten Island Bancorp, Inc.               2.58        24.17    1,317.15    996.52   9,266.51 NY       Standard
SMBC    Southern Missouri Bancorp, Inc.           2.75        24.45    1,317.15    996.52   9,266.51 MO       Standard
SOBI    Sobieski Bancorp, Inc.                    2.74           NM    1,317.15    996.52   9,266.51 IN       Standard
SOV     Sovereign Bancorp, Inc.                   0.56         7.69    1,317.15    996.52   9,266.51 PA       Standard
SRN     Southern Banc Company, Inc. (The)         1.84        34.65    1,317.15    996.52   9,266.51 AL       Standard
SSFC    South Street Financial Corp.              4.12        70.18    1,317.15    996.52   9,266.51 NC       Standard
STBI    Sturgis Bancorp, Inc.                     3.27        29.00    1,317.15    996.52   9,266.51 MI
STFR    St. Francis Capital Corporation           2.60        29.76    1,317.15    996.52   9,266.51 WI       Standard
STSA    Sterling Financial Corporation               -            -    1,317.15    996.52   9,266.51 WA
SUFI    Superior Financial Corp.                  2.12        24.86    1,317.15    996.52   9,266.51 AR
SVBI    Severn Bancorp, Inc.                      1.30        11.30    1,317.15    996.52   9,266.51 MD
SZB     SouthFirst Bancshares, Inc.               4.26        89.55    1,317.15    996.52   9,266.51 AL       Standard
THRD    TF Financial Corporation                  2.01        40.00    1,317.15    996.52   9,266.51 PA       Standard
TONE    TierOne Corporation                          -           NA    1,317.15    996.52   9,266.51 NE       Standard
TRST    TrustCo Bank Corp NY                      5.06        86.96    1,317.15    996.52   9,266.51 NY
TRYF    Troy Financial Corporation                2.23        43.05    1,317.15    996.52   9,266.51 NY       Standard
TSBK    Timberland Bancorp, Inc.                  2.49        27.75    1,317.15    996.52   9,266.51 WA       Standard
TSH     Teche Holding Co.                         1.98        19.61    1,317.15    996.52   9,266.51 LA       Standard
UCBC    Union Community Bancorp                   3.53        50.86    1,317.15    996.52   9,266.51 IN       Standard
UCFC    United Community Financial Corp.          3.09        42.25    1,317.15    996.52   9,266.51 OH       Standard
UPFC    United PanAm Financial Corp.                 -            -    1,317.15    996.52   9,266.51 CA
UTBI    United Tennessee Bankshares, Inc.         2.31        46.32    1,317.15    996.52   9,266.51 TN       Standard
WBS     Webster Financial Corporation             2.18        22.74    1,317.15    996.52   9,266.51 CT       Standard
WEFC    Wells Financial Corp.                     3.02        26.33    1,317.15    996.52   9,266.51 MN       Standard
WES     Westcorp                                  1.54        20.49    1,317.15    996.52   9,266.51 CA
WFI     Winton Financial Corporation              2.98        31.25    1,317.15    996.52   9,266.51 OH       Standard
WFSL    Washington Federal, Inc.                  3.71        40.01    1,317.15    996.52   9,266.51 WA       Standard
WM      Washington Mutual, Inc.                   3.84        27.01    1,317.15    996.52   9,266.51 WA       Standard
WOFC    Western Ohio Financial Corporation        4.00        69.44    1,317.15    996.52   9,266.51 OH       Standard
WRO     Woronoco Bancorp Inc.                     2.57        33.74    1,317.15    996.52   9,266.51 MA       Standard
WSB     Washington Savings Bank, F.S.B. (The      1.60        10.38    1,317.15    996.52   9,266.51 MD
WSBI    Warwick Community Bancorp, Inc.           2.08        28.41    1,317.15    996.52   9,266.51 NY       Standard
WSFS    WSFS Financial Corporation                0.45         1.37    1,317.15    996.52   9,266.51 DE       Standard
WVFC    WVS Financial Corp.                       3.76        46.72    1,317.15    996.52   9,266.51 PA       Standard

        All Fully Converted Average               2.15        34.87
        All Fully Converted Median                2.17        29.14

        All Mutual Holding Companies
ALLB    Greater Delaware Valley Savings Bank      1.50       128.57    1,317.15    996.52   9,266.51 PA       Mutual Holding Co
BCSB    BCSB Bankcorp, Inc. (MHC)                 3.08       119.05    1,317.15    996.52   9,266.51 MD       Mutual Holding Co
BKMU    Bank Mutual Corporation (MHC)             1.29        33.33    1,317.15    996.52   9,266.51 WI       Mutual Holding Co
CFFN    Capitol Federal Financial (MHC)           3.20       167.21    1,317.15    996.52   9,266.51 KS       Mutual Holding Co
CHFN    Charter Financial Corp. (MHC)             2.67       363.64    1,317.15    996.52   9,266.51 GA       Mutual Holding Co
GCBC    Greene County Bancorp Inc. (MHC)          3.27        61.68    1,317.15    996.52   9,266.51 NY       Mutual Holding Co
GOV     Gouverneur Bancorp Inc. (MHC)             2.37        89.29    1,317.15    996.52   9,266.51 NY       Mutual Holding Co
HCBK    Hudson City Bancorp, Inc. (MHC)           2.09        38.53    1,317.15    996.52   9,266.51 NJ       Mutual Holding Co
JXSB    Jacksonville Bancorp, Inc. (MHC)          1.88        83.33    1,317.15    996.52   9,266.51 IL       Mutual Holding Co
NWSB    Northwest Bancorp, Inc. (MHC)             2.42        36.78    1,317.15    996.52   9,266.51 PA       Mutual Holding Co
ONFC    Oneida Financial Corp. (MHC)              2.46        74.65    1,317.15    996.52   9,266.51 NY       Mutual Holding Co
PBCP    Provident Bancorp, Inc. (MHC)             1.58        38.57    1,317.15    996.52   9,266.51 NY       Mutual Holding Co
PBCT    People's Bank (MHC)                       5.50       142.72    1,317.15    996.52   9,266.51 CT       Mutual Holding Co
PBHC    Pathfinder Bancorp, Inc. (MHC)            2.53        72.00    1,317.15    996.52   9,266.51 NY       Mutual Holding Co
PRTR    Partners Trust Financial Group, Inc.      1.20        26.97    1,317.15    996.52   9,266.51 NY       Mutual Holding Co
ROME    Rome Bancorp, Inc. (MHC)                  1.26        45.19    1,317.15    996.52   9,266.51 NY       Mutual Holding Co
SKBO    Skibo Financial Corp. (MHC)               3.61           NM    1,317.15    996.52   9,266.51 PA       Mutual Holding Co
WCFB    Webster City Federal Bancorp (MHC)        4.90       135.14    1,317.15    996.52   9,266.51 IA       Mutual Holding Co
WFD     Westfield Financial Inc. (MHC)            1.04        51.72    1,317.15    996.52   9,266.51 MA       Mutual Holding Co

        All MHC's Average                         2.52        94.91
        All MHC's Median                          2.42        73.33


        All Second Step Conversions
BRKL    Brookline Bancorp, Inc.                   2.28           NA    1,317.15    996.52   9,266.51 MA       Second-Stage
CSBC    Citizens South Banking Corporation        1.83        39.13    1,317.15    996.52   9,266.51 NC       Second-Stage
FCAP    First Capital, Inc.                       2.95        41.27    1,317.15    996.52   9,266.51 IN       Second-Stage
FDEF    First Defiance Financial Corp.            2.81        40.00    1,317.15    996.52   9,266.51 OH       Second-Stage
FFBK    FloridaFirst Bancorp, Inc.                1.17        23.58    1,317.15    996.52   9,266.51 FL       Second-Stage
FFFD    North Central Bancshares, Inc.            2.45        21.19    1,317.15    996.52   9,266.51 IA       Second-Stage
FFFL    Fidelity Bankshares, Inc.                 1.70        31.25    1,317.15    996.52   9,266.51 FL       Second-Stage
FFSX    First Federal Bankshares, Inc.            1.74        25.60    1,317.15    996.52   9,266.51 IA       Second-Stage
FNFG    First Niagara Financial Group, Inc.       1.50        37.76    1,317.15    996.52   9,266.51 NY       Second-Stage
FSLA    First Sentinel Bancorp, Inc.              2.63        41.67    1,317.15    996.52   9,266.51 NJ       Second-Stage
GFED    Guaranty Federal Bancshares, Inc.         3.61        47.62    1,317.15    996.52   9,266.51 MO       Second-Stage
HARB    Harbor Florida Bancshares, Inc.           2.23        30.50    1,317.15    996.52   9,266.51 FL       Second-Stage
HFWA    Heritage Financial Corporation            2.62        41.09    1,317.15    996.52   9,266.51 WA       Second-Stage
JFBI    Jefferson Bancshares, Inc.                0.89        38.16    1,317.15    996.52   9,266.51 TN       Second-Stage
JXVL    Jacksonville Bancorp, Inc.                2.08        15.71    1,317.15    996.52   9,266.51 TX       Second-Stage
PFSL    Pocahontas Bancorp, Inc.                  2.52        28.77    1,317.15    996.52   9,266.51 AR       Second-Stage
PHSB    PHSB Financial Corp.                      2.14        32.58    1,317.15    996.52   9,266.51 PA       Second-Stage
PULB    Pulaski Financial Corp.                   1.65        19.70    1,317.15    996.52   9,266.51 MO       Second-Stage
RVSB    Riverview Bancorp, Inc.                   3.02           NA    1,317.15    996.52   9,266.51 WA       Second-Stage
SFFS    Sound Federal Bancorp                     1.42        21.58    1,317.15    996.52   9,266.51 NY       Second-Stage
THTL    Thistle Group Holdings, Co.               2.24        37.89    1,317.15    996.52   9,266.51 PA       Second-Stage
WAYN    Wayne Savings Bancshares, Inc.            3.27        63.45    1,317.15    996.52   9,266.51 OH       Second-Stage
WGBC    Willow Grove Bancorp, Inc.                1.88        41.18    1,317.15    996.52   9,266.51 PA       Second-Stage
WYPT    Waypoint Financial Corp.                  2.54        31.11    1,317.15    996.52   9,266.51 PA       Second-Stage

        All Second Steps Average                  2.22        34.13
        All Second Steps Median                   2.24        35.17


        New Jersey
FMCO    FMS Financial Corporation                 0.85        11.65    1,317.15    996.52   9,266.51 NJ       Standard
OCFC    OceanFirst Financial Corp.                3.22        48.68    1,317.15    996.52   9,266.51 NJ       Standard
PBCI    Pamrapo Bancorp, Inc.                     4.40        55.25    1,317.15    996.52   9,266.51 NJ       Standard
PFS     Provident Financial Services, Inc.        1.01           NA    1,317.15    996.52   9,266.51 NJ       Standard
PFSB    PennFed Financial Services, Inc.          1.40        18.09    1,317.15    996.52   9,266.51 NJ       Standard

        New Jersey Fully Converted Average        2.18        33.42
        New Jersey Fully Converted Median         1.40        33.39

        New Jersey MHC's
HCBK    Hudson City Bancorp, Inc. (MHC)           2.09        38.53    1,317.15    996.52   9,266.51 NJ       Mutual Holding Co

        New Jersey MHC's Average                  2.09        38.53
        New Jersey MHC's Median                   2.09        38.53


        New Jersey Second Steps
FSLA    First Sentinel Bancorp, Inc.              2.63        41.67    1,317.15    996.52   9,266.51 NJ       Second-Stage

        New Jersey Second Steps Average           2.63        41.67
        New Jersey Second Steps Median            2.63        41.67


        Comparable Group
AFBC    Advance Financial Bancorp                 2.59        24.12    1,317.15    996.52   9,266.51 WV       Standard
ASBI    Ameriana Bancorp                          4.45           NM    1,317.15    996.52   9,266.51 IN       Standard
CEBK    Central Bancorp, Inc.                     1.34        32.12    1,317.15    996.52   9,266.51 MA       Standard
CFSB    Citizens First Financial Corp.            1.61        27.87    1,317.15    996.52   9,266.51 IL       Standard
FCAP    First Capital, Inc.                       2.95        41.27    1,317.15    996.52   9,266.51 IN       Second-Stage
FBNW    FirstBank NW Corp.                        2.02        26.03    1,317.15    996.52   9,266.51 ID       Standard
GFED    Guaranty Federal Bancshares, Inc.         3.61        47.62    1,317.15    996.52   9,266.51 MO       Second-Stage
HIFS    Hingham Institution for Savings           1.97        33.46    1,317.15    996.52   9,266.51 MA       Standard
HFBC    HopFed Bancorp, Inc.                      3.00        36.07    1,317.15    996.52   9,266.51 KY       Standard
JXVL    Jacksonville Bancorp, Inc.                2.08        15.71    1,317.15    996.52   9,266.51 TX       Second-Stage
LSBI    LSB Financial Corp.                       1.98        22.41    1,317.15    996.52   9,266.51 IN       Standard
MFBC    MFB Corp.                                 1.63        30.94    1,317.15    996.52   9,266.51 IN       Standard
MYST    Mystic Financial, Inc.                    1.86        29.27    1,317.15    996.52   9,266.51 MA       Standard
NHTB    New Hampshire Thrift Bancshares, Inc      2.88        27.42    1,317.15    996.52   9,266.51 NH       Standard
FFFD    North Central Bancshares, Inc.            2.45        21.19    1,317.15    996.52   9,266.51 IA       Second-Stage
NBN     Northeast Bancorp                         1.88        21.30    1,317.15    996.52   9,266.51 ME       Standard
PHFC    Pittsburgh Financial Corp.                2.40           NA    1,317.15    996.52   9,266.51 PA       Standard

        Comparable Average                       2.394        29.12
        Comparable Median                        2.080        27.87

        All Fully Converted Average              2.146        34.87
        All Fully Converted Median               2.170        29.14

        All Second Steps Average                 2.215        34.13
        All Second Steps Median                  2.235        35.17

        All MHC's Average                        2.518        94.91
        All MHC's Median                         2.420        73.33

        New Jersey Fully Converted Average       2.176        33.42
        New Jersey Fully Converted Median        1.400        33.39

        New Jersey MHC's Average                 2.090        38.53
        New Jersey MHC's Median                  2.090        38.53

        New Jersey Second Steps Average           2.63        41.67
        New Jersey Second Steps Median            2.63        41.67

1.00                                   2.00     12.000        13.00

  Exhibit 9
Industry Multiples by Size
Pricing Data as of July 28, 2003


                           --------------------------------------------------------------------
                   Current                    Current Price in Relation to                      Current       LTM
                           --------------------------------------------------------------------
                    Market          Price/                 Price/            Tangible          Dividend  Dividend
                     Value Earnings Core EPS   LTM EPS LTM Core EPBook ValueBook Value  Assets    Yield    Payout Ratio
        Count          ($M)      (x)    (x)         (x)        (x)       (%)       (%)      (%)      (%)       (%)
------------------------------------------------------------------------------------------------------------------------
        32.00          <25    15.83  17.37       18.14      17.85    112.23    114.12    11.00     2.50     42.43
         0.00   >=25 - <50    15.08  15.39       15.01      16.43    118.80    119.70    12.03     2.20     29.27
        50.00  >=50 - <150    14.82  14.60       15.14      14.77    136.61    142.41    13.20     2.25     31.69
        57.00        > 155    12.47  13.56       12.94      14.12    167.32    204.17    15.82     1.90     23.86

 National Standard Conversions31.91  31.91       27.59      27.59    171.89    172.76    36.50     4.90    135.14


                                   Exhibit 10
                          Industry Pink Sheet Multiples
                        Pricing Data as of July 28, 2003


                                                          ------------------------------------------------------------------
                                                                                Current Price in Relation to
                                                           ------------------------------------------------------------------
                                                             Current     Current
                                                               Stock      Market                       Price/          LTM
                                                               Price       Value      Earnings       Core EPS        EPS LTM
Ticker  Short Name                                              ($)         ($M)         (x)            (x)            (x)
-----------------------------------------------------------------------------------------------------------------------------

        New South Bancshares, Inc.                                NA          NA            NA             NA             NA
EBDC    Ebank Financial Services, Inc.                          1.55        3.19          4.84           4.84             NM
ESDF    East Side Financial, Incorporated                      33.00        9.63         13.98          16.18          13.81
UMBR    Umbrella Bancorp, Incorporated                          5.00        9.23            NM             NM             NM
HFSK    HFS Bank, FSB                                          13.00       24.26         13.00          21.67          13.13
NWIN    NorthWest Indiana Bancorp                              28.25       77.52         13.58             NA          13.71
ABKD    American Bank Holdings, Inc.                            7.12       13.34            NA          17.80             NA
        Chevy Chase Bank, FSB                                     NA          NA            NA             NA             NA
NLVS    Northern Savings & Loan Company                        43.25       50.54            NA          18.64             NA
POHF    Peoples Ohio Financial Corp.                            4.20       31.85         13.13          13.13          12.35
NTNY    Nittany Financial Corp.                                17.50       24.56         21.88          21.88          25.36
SFDL    Security Federal Corporation                              NA          NA            NA             NA             NA
AKPB    Alaska Pacific Bancshares Inc.                         18.80       11.74         27.65          27.65           7.52
HZFS    Horizon Financial Services Corporation                 14.00       10.36          8.97           9.21          10.37
AFBA    Allied First Bancorp, Inc.                             13.35        7.45         13.91          13.91          19.93
BNKP    BankPlus, FSB                                          17.50       21.70         15.63          15.63          15.77
CLOV    Clover Leaf Financial Corp.                            18.50       11.96         27.21          27.21          24.67
RFBK    Rantoul First Bank, SB                                 12.74        2.43            NA             NA             NA
CSFC    City Savings Financial Corp.                           20.65       11.47          6.45           9.93           9.83
HBBI    Home Building Bancorp, Inc.                            20.00        5.56         13.51          13.51           12.9
FFSL    First Independence Corporation                         14.50       13.61         10.07          10.07           9.73
CFBC    Community First Bancorp, Inc.                          12.05        3.35            NA             NA             NA
FPBF    FPB Financial Corp.                                    21.00        6.67            NA          10.71          11.54
GLBP    Globe Bancorp, Inc.                                    15.90        4.40         23.38          23.38          21.20
BUCS    BUCS Financial Corp                                    22.21        8.10         16.33          16.33          16.21
CCFC    CCSB Financial Corp.                                   13.35       13.06            NA             NA             NA
CDLC    Coddle Creek Financial Corp.                           34.05       23.81         21.83          21.83          18.41
KSAV    KS Bancorp, Inc.                                       18.00       20.89         11.25          11.25             15
MTUC    Mutual Community Savings Bank, Inc., SSB               11.51        4.17            NM             NM             NM
FNSW    Farnsworth Bancorp, Inc.                               18.00        6.50         12.86          15.00          12.41
PBKO    Peoples Bankcorp, Inc.                                 21.00        2.88         47.73          47.73             NM
IDVB    Indian Village Bancorp Inc.                            22.50        9.10         26.79             NM          52.33
LWFH    Lawrence Financial Holdings, Inc.                      23.00       14.95         28.75          33.82          31.94
PFOH    Perpetual Federal Savings Bank                         21.85       53.52         11.88          11.88          12.07
RSVB    Reserve Bancorp, Inc.                                  17.10       12.95            NA          17.81          18.79
SFBK    SFB Bancorp, Inc.                                      18.38       10.49         13.51          13.51          13.92
BAFI    BancAffiliated, Inc.                                   17.25        4.68          7.31           7.31           8.33
ETFS    East Texas Financial Services, Inc.                    13.30       15.48         13.30          15.83           8.69
HRGB    Heritage Bancshares, Inc.                              13.25        6.27            NM             NM          73.61
SVBC    Sistersville Bancorp, Inc.                             19.00        7.48         21.59          33.93          24.05
MCPH    Midland Capital Holdings Corporation                   29.00       10.81         20.71          20.71          15.43

        All Fully Converted Average                                        15.26         17.18          18.08          18.72
        All Fully Converted Median                                         10.65         13.75          16.01          13.92

        All Mutual Holding Companies

AJSB    AJS Bancorp, Inc. (MHC)                                20.35       48.70         39.13          39.13          26.43
ALMG    Alamogordo Financial Corp. (MHC)                       29.95       38.76            NA          39.41             NA
ALPN    Alpena Bancshares, Inc. (MHC)                          18.00       29.64            90             90          39.13
ASFE    AF Financial Group, Inc. (MHC)                         20.00       21.00         26.32          26.32          48.78
EBMT    Eagle Bancorp (MHC)                                    27.50       33.27         98.21             NM          17.52
EKFC    Eureka Financial Corporation (MHC)                     21.75       26.99         31.99          31.99          31.52
LBTM    Liberty Savings Bank, FSB (MHC)                        21.00       28.23         26.25          37.50          37.50
MDNB    Minden Bancorp, Inc. (MHC)                             16.45       23.93         24.19          24.19             NA
MSVB    Mid-Southern Savings Bank, FSB (MHC)                   17.50       25.45         29.17          29.17          35.00
NEBS    New England Bancshares, Inc. (MHC)                     15.65       32.65         55.89          65.21          52.17
ROEB    Roebling Financial Corp, Inc. (MHC)                    22.00        9.36         18.33          18.33          16.92
SERC    Service Bancorp Inc. (MHC)                             21.75       35.65         20.91          20.91          22.66
SYNF    Synergy Financial Group, Inc. (MHC)                    20.55       68.73         19.76          19.76             NA
WAKE    Wake Forest Bancshares, Inc. (MHC)                     18.50       21.19         17.13          17.13          18.50
WFSM    Westborough Financial Services, Inc. (MHC)             29.00       45.87         60.42          60.42          61.70

        All MHC's Average                                                  32.63         39.84          37.11          33.99
        All MHC's Median                                                   29.64         27.75          30.58          33.26


                                   Exhibit 10
                          Industry Pink Sheet Multiples
                        Pricing Data as of July 28, 2003


                                                           -------------------------------------------------------------------------
                                                                                Current Price in Relation to
                                                           -------------------------------------------------------------------------
                                                            Price/                  Tangible                Current       LTM
                                                             Core         Book        Book                 Dividend     Dividend
                                                             EPS          Value      Value       Assets     Yield     Payout Ratio
Ticker  Short Name                                            (x)          (%)        (%)          (%)       (%)          (%)
------------------------------------------------------------------------------------------------------------------------------------

        New South Bancshares, Inc.                              NA            NA            NA         NA        NA          NA
EBDC    Ebank Financial Services, Inc.                          NM        387.50        387.50       3.28      0.00          NM
ESDF    East Side Financial, Incorporated                    18.86         73.84         73.84      10.59      0.61       12.55
UMBR    Umbrella Bancorp, Incorporated                          NM        157.23        157.23       3.24      0.00          NM
HFSK    HFS Bank, FSB                                        13.68        127.45        127.45      10.59      3.08       36.76
NWIN    NorthWest Indiana Bancorp                               NA        191.92        191.92      15.61      4.25       56.31
ABKD    American Bank Holdings, Inc.                         12.49         97.00         97.00       6.77      0.00       33.96
        Chevy Chase Bank, FSB                                   NA            NA            NA         NA        NA          NA
NLVS    Northern Savings & Loan Company                      14.86        122.11        122.11      15.53      2.31       37.79
POHF    Peoples Ohio Financial Corp.                         12.35        131.66        131.66      14.59      2.14       26.47
NTNY    Nittany Financial Corp.                              25.36        227.57        272.16      12.16      0.00        0.00
SFDL    Security Federal Corporation                            NA            NA            NA         NA        NA          NA
AKPB    Alaska Pacific Bancshares Inc.                        7.26         78.40         78.73       7.37      1.49       10.00
HZFS    Horizon Financial Services Corporation                9.40        103.09        103.09      11.31      1.50       14.44
AFBA    Allied First Bancorp, Inc.                           19.93         77.93         77.93       8.48      0.00        0.00
BNKP    BankPlus, FSB                                        15.77        115.44        115.44       7.31      0.00        0.00
CLOV    Clover Leaf Financial Corp.                          28.91         94.92         94.92      11.46      0.00        0.00
RFBK    Rantoul First Bank, SB                                  NA            NA            NA         NA      0.00          NA
CSFC    City Savings Financial Corp.                         12.08        107.27        107.27       8.14      0.97        9.52
HBBI    Home Building Bancorp, Inc.                          12.90         79.62         79.62      10.97      2.00       24.52
FFSL    First Independence Corporation                        9.73         89.78         89.78       8.39      3.79       34.40
CFBC    Community First Bancorp, Inc.                           NA            NA            NA         NA      0.00          NA
FPBF    FPB Financial Corp.                                  11.54         86.60         86.60       7.76      1.90       19.23
GLBP    Globe Bancorp, Inc.                                  21.49         78.79         78.79      13.01      2.20       40.00
BUCS    BUCS Financial Corp                                  17.77         83.15         86.62       6.89      0.00           0
CCFC    CCSB Financial Corp.                                    NA         87.43         87.43      15.79      0.00          NA
CDLC    Coddle Creek Financial Corp.                         18.61        111.35        111.35      16.81      2.94       94.59
KSAV    KS Bancorp, Inc.                                     15.00        116.96        116.96      10.77      3.56       53.33
MTUC    Mutual Community Savings Bank, Inc., SSB                NM         53.86         53.86       5.62      2.35          NM
FNSW    Farnsworth Bancorp, Inc.                             13.53        100.67        100.67       7.52      0.56        3.45
PBKO    Peoples Bankcorp, Inc.                                  NM         86.96         86.96       9.67      0.36          NM
IDVB    Indian Village Bancorp Inc.                             NM         98.17         98.17       9.60      1.42       72.09
LWFH    Lawrence Financial Holdings, Inc.                    47.92        107.68        107.68      11.05      1.22       38.89
PFOH    Perpetual Federal Savings Bank                       12.07        110.24        110.24      17.49      4.03       53.04
RSVB    Reserve Bancorp, Inc.                                20.36        101.79        101.79      18.22      1.17        5.49
SFBK    SFB Bancorp, Inc.                                    13.92         85.57         85.57      18.51      1.09       15.15
BAFI    BancAffiliated, Inc.                                  8.33         85.10         85.10       7.26      0.00        0.00
ETFS    East Texas Financial Services, Inc.                   9.11         77.78         87.27       7.09      1.50       13.07
HRGB    Heritage Bancshares, Inc.                               NA         79.53         79.53      12.18      0.00          NA
SVBC    Sistersville Bancorp, Inc.                           32.20         91.57         91.57      15.85      2.53       22.50
MCPH    Midland Capital Holdings Corporation                 15.43         97.74         97.74       6.75      2.34       31.91

        All Fully Converted Average                          16.82        111.21        112.82      10.66      1.35       25.32
        All Fully Converted Median                           14.39         97.37         97.37      10.59      1.20       20.87

        All Mutual Holding Companies

AJSB    AJS Bancorp, Inc. (MHC)                              26.43        137.04        137.04      20.03      0.00        0.00
ALMG    Alamogordo Financial Corp. (MHC)                     62.40        138.72        138.72      24.30      2.27      141.67
ALPN    Alpena Bancshares, Inc. (MHC)                        40.91        136.67         147.9      13.11      2.78       108.7
ASFE    AF Financial Group, Inc. (MHC)                       48.78        161.68        184.67      10.95      1.00       48.78
EBMT    Eagle Bancorp (MHC)                                  18.58        141.61        141.61      16.38      2.33       33.12
EKFC    Eureka Financial Corporation (MHC)                   31.52        139.24        139.24      34.04      3.22      108.70
LBTM    Liberty Savings Bank, FSB (MHC)                      63.64        140.75        140.75      14.96      3.81      142.86
MDNB    Minden Bancorp, Inc. (MHC)                              NA        129.53        129.53      29.22      1.22          NA
MSVB    Mid-Southern Savings Bank, FSB (MHC)                 35.00        181.16        181.16      18.09      2.86      100.00
NEBS    New England Bancshares, Inc. (MHC)                   57.96        134.91        134.91      19.81      0.00        0.00
ROEB    Roebling Financial Corp, Inc. (MHC)                  16.92        134.15        134.15      11.15      0.00        0.00
SERC    Service Bancorp Inc. (MHC)                           22.42        153.71        153.71      12.67      0.00        0.00
SYNF    Synergy Financial Group, Inc. (MHC)                     NA        177.46        180.90      13.23      0.00          NA
WAKE    Wake Forest Bancshares, Inc. (MHC)                   20.33        137.34        137.34      24.16      3.03       50.00
WFSM    Westborough Financial Services, Inc. (MHC)           44.62        161.83        161.83      18.16      0.69       42.55

        All MHC's Average                                    37.65        147.05        149.56      18.68     1.547       59.72
        All MHC's Median                                     35.00        139.24        140.75      18.09     1.220       48.78


                                   Exhibit 10
                          Industry Pink Sheet Multiples
                        Pricing Data as of July 28, 2003

                                                           ------------------------------------------------------------------
                                                                                Current Price in Relation to
                                                           ------------------------------------------------------------------
                                                             Current     Current
                                                               Stock      Market                       Price/          LTM
                                                               Price       Value      Earnings       Core EPS        EPS LTM
Ticker  Short Name                                              ($)         ($M)         (x)            (x)            (x)
-----------------------------------------------------------------------------------------------------------------------------

        All Second Step Conversions

HSTD    Homestead Bancorp, Inc.                                13.00       12.02         29.55          29.55          22.41

        All Second Steps Average                                          12.020        29.550         29.550         22.410
        All Second Steps Median                                           12.020        29.550         29.550         22.410


        New Jersey

FNSW    Farnsworth Bancorp, Inc.                               18.00        6.50         12.86          15.00          12.41

        New Jersey Fully Converted Average                                  6.50         12.86          15.00          12.41
        New Jersey Fully Converted Median                                   6.50         12.86          15.00          12.41

        New Jersey MHC's

ROEB    Roebling Financial Corp, Inc. (MHC)                    22.00        9.36         18.33          18.33          16.92
SYNF    Synergy Financial Group, Inc. (MHC)                    20.55       68.73         19.76          19.76             NA

        New Jersey MHC's Average                                          39.045        19.045         19.045         16.920
        New Jersey MHC's Median                                           39.045        19.045         19.045         16.920


        New Jersey Second Steps
        None

        New Jersey Second Steps Average                                       NA            NA             NA             NA
        New Jersey Second Steps Median                                        NA            NA             NA             NA


        Comparable Group
NEBS    New England Bancshares, Inc. (MHC)                     15.65       32.65         55.89          65.21          52.17
SERC    Service Bancorp Inc. (MHC)                             21.75       35.65         20.91          20.91          22.66
SYNF    Synergy Financial Group, Inc. (MHC)                    20.55       68.73         19.76          19.76             NA
WFSM    Westborough Financial Services, Inc. (MHC)             29.00       45.87         60.42          60.42          61.70

        Comparable Average                                                 45.73         39.25          41.58          45.51
        Comparable Median                                                  40.76         38.40          40.67          52.17

        All Fully Converted Average                                        15.26         17.18          18.08          18.72
        All Fully Converted Median                                         10.65         13.75          16.01          13.92

        All Second Steps Average                                           12.02         29.55          29.55          22.41
        All Second Steps Median                                            12.02         29.55          29.55          22.41

        All MHC's Average                                                  32.63         39.84          37.11          33.99
        All MHC's Median                                                   29.64         27.75          30.58          33.26

        New Jersey Fully Converted Average                                  6.50         12.86          15.00          12.41
        New Jersey Fully Converted Median                                   6.50         12.86          15.00          12.41

        New Jersey MHC's Average                                           39.05         19.05          19.05          16.92
        New Jersey MHC's Median                                            39.05         19.05          19.05          16.92

        New Jersey Second Steps Average                                       NA            NA             NA             NA
        New Jersey Second Steps Median                                        NA            NA             NA             NA


                                   Exhibit 10
                          Industry Pink Sheet Multiples
                        Pricing Data as of July 28, 2003


                                                           -------------------------------------------------------------------------
                                                                                Current Price in Relation to
                                                           -------------------------------------------------------------------------
                                                            Price/                  Tangible                Current       LTM
                                                             Core         Book        Book                 Dividend     Dividend
                                                             EPS          Value      Value       Assets     Yield     Payout Ratio
Ticker  Short Name                                            (x)          (%)        (%)          (%)       (%)          (%)
------------------------------------------------------------------------------------------------------------------------------------

        All Second Step Conversions

HSTD    Homestead Bancorp, Inc.                                  26         89.22         89.22       9.08       1.85       41.38

        All Second Steps Average                             26.000        89.220        89.220      9.080       1.850      41.380
        All Second Steps Median                              26.000        89.220        89.220      9.080       1.850      41.380


        New Jersey

FNSW    Farnsworth Bancorp, Inc.                              13.53        100.67        100.67       7.52        0.56       3.45

        New Jersey Fully Converted Average                    13.53        100.67        100.67       7.52        0.56       3.45
        New Jersey Fully Converted Median                     13.53        100.67        100.67       7.52        0.56       3.45

        New Jersey MHC's

ROEB    Roebling Financial Corp, Inc. (MHC)                   16.92        134.15        134.15      11.15        0.00        0.00
SYNF    Synergy Financial Group, Inc. (MHC)                      NA        177.46        180.90      13.23        0.00          NA

        New Jersey MHC's Average                             16.920       155.805       157.525     12.190           -          -
        New Jersey MHC's Median                              16.920       155.805       157.525     12.190           -          -


        New Jersey Second Steps
        None

        New Jersey Second Steps Average                          NA            NA            NA         NA          NA         NA
        New Jersey Second Steps Median                           NA            NA            NA         NA          NA         NA


        Comparable Group
NEBS    New England Bancshares, Inc. (MHC)                    57.96        134.91        134.91      19.81        0.00        0.00
SERC    Service Bancorp Inc. (MHC)                            22.42        153.71        153.71      12.67        0.00        0.00
SYNF    Synergy Financial Group, Inc. (MHC)                      NA        177.46        180.90      13.23        0.00          NA
WFSM    Westborough Financial Services, Inc. (MHC)            44.62        161.83        161.83      18.16        0.69       42.55

        Comparable Average                                    41.67        156.98        157.84      15.97        0.17       14.18
        Comparable Median                                     44.62        157.77        157.77      15.70           -           -

        All Fully Converted Average                           16.82        111.21        112.82      10.66       1.350      25.32
        All Fully Converted Median                            14.39         97.37         97.37      10.59       1.195      20.87

        All Second Steps Average                              26.00         89.22         89.22       9.08       1.850      41.38
        All Second Steps Median                               26.00         89.22         89.22       9.08       1.850      41.38

        All MHC's Average                                     37.65        147.05        149.56      18.68       1.547      59.72
        All MHC's Median                                      35.00        139.24        140.75      18.09       1.220      48.78

        New Jersey Fully Converted Average                    13.53        100.67        100.67       7.52       0.560       3.45
        New Jersey Fully Converted Median                     13.53        100.67        100.67       7.52       0.560       3.45

        New Jersey MHC's Average                              16.92        155.81        157.53      12.19           -          -
        New Jersey MHC's Median                               16.92        155.81        157.53      12.19           -          -

        New Jersey Second Steps Average                          NA            NA            NA         NA          NA         NA
        New Jersey Second Steps Median                           NA            NA            NA         NA          NA         NA


                                         ------------------------------------------------------------------------
                                                                Trading Price Relative to
                                         ------------------------------------------------------------------------
                                         Core LTM Earnings  LTM Earnings      Book     Tangible Book   Assets
-----------------------------------------------------------------------------------------------------------------
Fully Converted Pink Sheet Thrift Medians             14.39         13.92        97.37        97.37        10.59
-----------------------------------------------------------------------------------------------------------------
Fully Converted Thrift Median                         14.90         14.57       135.56       143.15        13.02
-----------------------------------------------------------------------------------------------------------------
(Discount)/ Premium                                  -3.42%        -4.46%      -28.17%      -31.98%      -18.66%
-----------------------------------------------------------------------------------------------------------------

                                         ------------------------------------------------------------------------
                                                                Trading Price Relative to
                                         ------------------------------------------------------------------------
                                         Core LTM Earnings  LTM Earnings      Book     Tangible Book   Assets
-----------------------------------------------------------------------------------------------------------------
MHC Pink Sheet Thrift Medians                         35.00         33.26       139.24       140.75        18.09
-----------------------------------------------------------------------------------------------------------------
National MHC Thrift Median                            31.42         31.62       207.93       226.60        25.32
-----------------------------------------------------------------------------------------------------------------
(Discount)/ Premium                                  11.41%         5.19%      -33.04%      -37.89%      -28.55%
-----------------------------------------------------------------------------------------------------------------

                                         ------------------------------------------------------------------------
                                                                    Price Relative to
                                         ------------------------------------------------------------------------
                                         Core LTM Earnings  LTM Earnings      Book     Tangible Book   Assets
-----------------------------------------------------------------------------------------------------------------
Comparable Pink Sheet MHCs                            44.62         52.17       157.77       157.77        15.70
-----------------------------------------------------------------------------------------------------------------
National MHC Thrift Median                            31.42         31.62       207.93       226.60        25.32
-----------------------------------------------------------------------------------------------------------------
(Discount)/ Premium                                  42.03%        64.99%      -24.12%      -30.38%      -38.01%
-----------------------------------------------------------------------------------------------------------------


                                         ------------------------------------------------------------------------
                                                                Trading Price Relative to
                                         ------------------------------------------------------------------------
                                         Core LTM Earnings  LTM Earnings      Book     Tangible Book   Assets
-----------------------------------------------------------------------------------------------------------------
Fully Converted Pink Sheet Thrift Medians             14.39         13.92        97.37        97.37        10.59
-----------------------------------------------------------------------------------------------------------------
Fully Converted Thrift Median                         14.90         14.57       135.56       143.15        13.02
-----------------------------------------------------------------------------------------------------------------
(Discount)/ Premium                                  -3.42%        -4.46%      -28.17%      -31.98%      -18.66%
-----------------------------------------------------------------------------------------------------------------

                                         ------------------------------------------------------------------------
                                                                Trading Price Relative to
                                         ------------------------------------------------------------------------
                                         Core LTM Earnings  LTM Earnings      Book     Tangible Book   Assets
-----------------------------------------------------------------------------------------------------------------
MHC Pink Sheet Thrift Medians                         35.00         33.26       139.24       140.75        18.09
-----------------------------------------------------------------------------------------------------------------
National MHC Thrift Median                            31.42         31.62       207.93       226.60        25.32
-----------------------------------------------------------------------------------------------------------------
(Discount)/ Premium                                  11.41%         5.19%      -33.04%      -37.89%      -28.55%
-----------------------------------------------------------------------------------------------------------------

                                         ------------------------------------------------------------------------
                                                                    Price Relative to
                                         ------------------------------------------------------------------------
                                         Core LTM Earnings  LTM Earnings      Book     Tangible Book   Assets
-----------------------------------------------------------------------------------------------------------------
Comparable Pink Sheet MHCs                            44.62         52.17       157.77       157.77        15.70
-----------------------------------------------------------------------------------------------------------------
National MHC Thrift Median                            31.42         31.62       207.93       226.60        25.32
-----------------------------------------------------------------------------------------------------------------
(Discount)/ Premium                                  42.03%        64.99%      -24.12%      -30.38%      -38.01%
-----------------------------------------------------------------------------------------------------------------

Exhibit 11

                                                                                 --------------------------------------------------
                                                                                                Percent Change from IPO
                                                                                 --------------------------------------------------
                                                                                      After   After    After     After
                                                                        IPO           1 Day   1 Week  1 Month   3 Months   To date
     Ticker                          Short Name                         Date           (%)     (%)      (%)       (%)        (%)
---------------------------------------------------------------------------------------------------------------------------------
SYNF             Synergy Financial Group, Inc. (MHC)                  09/18/2002     29.30    28.50    26.80     65.00    105.50
MDNB             Minden Bancorp, Inc. (MHC)                           07/02/2002     19.50    20.00    18.50     13.00     64.50
                 ----------------------------------------------------------------------------------------------------------------
Q3`02            Average                                                             24.40    24.25    22.65     39.00     85.00
                 Median                                                              24.40    24.25    22.65     39.00     85.00
                 ----------------------------------------------------------------------------------------------------------------

NEBS             New England Bancshares, Inc. (MHC)                   06/04/2002     23.00    24.00    24.00     23.00     56.50
PRTR             Partners Trust Financial Group, Inc. (MHC)           04/04/2002     40.20    48.60    49.80     57.80    132.41
                 ----------------------------------------------------------------------------------------------------------------
Q1`02            Average                                                             31.60    36.30    36.90     40.40     94.46
                 Median                                                              31.60    36.30    36.90     40.40     94.46
                 ----------------------------------------------------------------------------------------------------------------

                 ----------------------------------------------------------------------------------------------------------------
2002 YTD         Average                                                             28.00    30.28    29.78     39.70     89.73
                 Median                                                              26.15    26.25    25.40     40.40     85.00
                 ----------------------------------------------------------------------------------------------------------------

WFD              Westfield Financial Inc. (MHC)                       12/28/2001     33.40    32.40    36.00     47.00     92.40
AJSB             AJS Bancorp, Inc. (MHC)                              12/27/2001     32.00    29.10    32.50     40.00    103.50
CHFN             Charter Financial Corp. (MHC)                        10/17/2001     42.50    52.50    74.10    121.00    199.80
                 ----------------------------------------------------------------------------------------------------------------
Q4`01            Average                                                             35.97    38.00    47.53     69.33    131.90
                 Median                                                              33.40    32.40    36.00     47.00    103.50
                 ----------------------------------------------------------------------------------------------------------------

                 ----------------------------------------------------------------------------------------------------------------
2001 YTD         Average                                                             35.97    38.00    47.53     69.33    131.90
                 Median                                                              33.40    32.40    36.00     47.00    103.50
                 ----------------------------------------------------------------------------------------------------------------

BKMU             Bank Mutual Corporation (MHC)                        11/02/2000      1.25     1.09   -15.00      2.50    240.80
                 ----------------------------------------------------------------------------------------------------------------
Q4`00            Average                                                              1.25     1.09   (15.00)     2.50    240.80
                 Median                                                               1.25     1.09   (15.00)     2.50    240.80
                 ----------------------------------------------------------------------------------------------------------------

ALMG             Alamogordo Financial Corp. (MHC)                     05/16/2000      0.00     2.50     3.75      3.75    199.50
EBMT             Eagle Bancorp (MHC)                                  04/05/2000      6.25     0.00     6.25      3.91    243.75
                 ----------------------------------------------------------------------------------------------------------------
Q2`00            Average                                                              3.13     1.25     5.00      3.83    221.63
                 Median                                                               3.13     1.25     5.00      3.83    221.63
                 ----------------------------------------------------------------------------------------------------------------

WFSM             Westborough Financial Services, Inc. (MHC)           02/16/2000      0.00     0.00   -15.00    -16.25    190.00
                 ----------------------------------------------------------------------------------------------------------------
Q1`00            Average                                                                 -        -   (15.00)   (16.25)   190.00
                 Median                                                               0.00     0.00   (15.00)   (16.25)   190.00
                 ----------------------------------------------------------------------------------------------------------------

                 ----------------------------------------------------------------------------------------------------------------
2000             Average                                                              1.88     0.90    (5.00)    (1.52)   218.51
                 Median                                                               0.63     0.55    (5.63)     3.13    220.15
                 ----------------------------------------------------------------------------------------------------------------

ROME             Rome Bancorp, Inc. (MHC)                             10/06/1999     -7.15    -1.79   -12.51     -8.94    400.11
                 ----------------------------------------------------------------------------------------------------------------
Q4`99            Average                                                             (7.15)   (1.79)  (12.51)    (8.94)   400.11
                 Median                                                              (7.15)   (1.79)  (12.51)    (8.94)   400.11
                 ----------------------------------------------------------------------------------------------------------------

HCBK             Hudson City Bancorp, Inc. (MHC)                      07/13/1999     23.75    21.56    28.75     35.00    435.60
                 ----------------------------------------------------------------------------------------------------------------
Q3`99            Average                                                             23.75    21.56    28.75     35.00    435.60
                 Median                                                              23.75    21.56    28.75     35.00    435.60
                 ----------------------------------------------------------------------------------------------------------------

CFFN             Capitol Federal Financial (MHC)                      04/01/1999     -2.81   -11.25    -4.06      4.38    200.00
                 ----------------------------------------------------------------------------------------------------------------
Q2`99            Average                                                             (2.81)  (11.25)   (4.06)     4.38    200.00
                 Median                                                              (2.81)  (11.25)   (4.06)     4.38    200.00
                 ----------------------------------------------------------------------------------------------------------------

GOV              Gouverneur Bancorp Inc. (MHC)                        03/23/1999      1.26     2.50    -7.50    -13.75    119.00
PBCP             Provident Bancorp, Inc. (MHC)                        01/08/1999     20.00    19.38    21.88      7.50    279.00
EKFC             Eureka Financial Corporation (MHC)                   01/07/1999      0.00     9.38    -5.00    -21.25    117.50
                 ----------------------------------------------------------------------------------------------------------------
Q1`99            Average                                                              7.09    10.42     3.13     (9.17)   171.83
                 Median                                                               1.26     9.38    (5.00)   (13.75)   119.00
                 ----------------------------------------------------------------------------------------------------------------

                 ----------------------------------------------------------------------------------------------------------------
1999             Average                                                              5.84     6.63     3.59      0.49    258.53
                 Median                                                               0.63     5.94    (4.53)    (2.28)   239.50
                 ----------------------------------------------------------------------------------------------------------------

                 ----------------------------------------------------------------------------------------------------------------
1/1/1999 To      Average                                                             15.44    16.38    15.49     21.39    187.05
7/28/03          Median                                                              19.50    19.38    18.50      7.50    190.00
                 ----------------------------------------------------------------------------------------------------------------

Exhibit 12 through 15

                               [OBJECTS OMITTED]